     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 1, 2002
                                                SECURITIES ACT FILE NO. 33-21534
                                       INVESTMENT COMPANY ACT FILE NO. 811-05543
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 27                      [X]


                                     AND/OR


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                AMENDMENT NO. 28
                        (Check appropriate box or boxes)


                         ENTERPRISE ACCUMULATION TRUST
               (Exact Name of Registrant as Specified in Charter)

                            ATLANTA FINANCIAL CENTER
                              3343 PEACHTREE ROAD
                                   SUITE 450
                               ATLANTA, GA 30326
               (Address of Principal Executive Office)(Zip Code)
                                 (800) 432-4320
               Registrant's telephone number, including area code

                             CATHERINE R. MCCLELLAN
                            ATLANTA FINANCIAL CENTER
                              3343 PEACHTREE ROAD
                                   SUITE 450
                               ATLANTA, GA 30326
                    (Name and Address for Agent for Service)

                                    COPY TO:
                             MARGERY K. NEALE, ESQ
                              SHEARMAN & STERLING
                              599 LEXINGTON AVENUE
                               NEW YORK, NY 10022

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)


                  [ ]  immediately upon filing pursuant to paragraph (b)
                  [ ]  on (date) pursuant to paragraph (b)
                  [ ]  60 days after filing pursuant to paragraph (a)(1)
                  [X]  on May 1, 2002 pursuant to paragraph (a)(1)
                  [ ]  75 days after filing pursuant to paragraph (a)(2)
                  [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

                  [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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                         ENTERPRISE ACCUMULATION TRUST
                                   PROSPECTUS


                               DATED MAY 1, 2002


                          AGGRESSIVE STOCK PORTFOLIOS

                            Mid-Cap Growth Portfolio
                           Multi-Cap Growth Portfolio
                         Small Company Growth Portfolio
                         Small Company Value Portfolio

                                STOCK PORTFOLIOS

                         Capital Appreciation Portfolio
                                Equity Portfolio
                            Equity Income Portfolio
                                Growth Portfolio
                          Growth and Income Portfolio

                        INTERNATIONAL/GLOBAL PORTFOLIOS

                          Emerging Countries Portfolio
                         International Growth Portfolio
                           Worldwide Growth Portfolio

                          SECTOR/SPECIALTY PORTFOLIOS

                      Global Financial Services Portfolios
                          Global Health Care Portfolio
                      Global Socially Responsive Portfolio
                               Internet Portfolio

                           DOMESTIC HYBRID PORTFOLIOS

                               Balanced Portfolio
                               Managed Portfolio

                               INCOME PORTFOLIOS

                           High-Yield Bond Portfolio
                             Total Return Portfolio

     This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

                               TABLE OF CONTENTS


Introduction................................................   1
Mid-Cap Growth Portfolio....................................   2
Multi-Cap Growth Portfolio..................................   3
Small Company Growth Portfolio..............................   5
Small Company Value Portfolio...............................   7
Capital Appreciation Portfolio..............................   9
Equity Portfolio............................................  11
Equity Income Portfolio.....................................  13
Growth Portfolio............................................  15
Growth and Income Portfolio.................................  17
Emerging Countries Portfolio................................  19
International Growth Portfolio..............................  21
Worldwide Growth Portfolio..................................  23
Global Financial Services Portfolio.........................  25
Global Health Care Portfolio................................  27
Global Socially Responsive Portfolio........................  29
Internet Portfolio..........................................  31
Balanced Portfolio..........................................  32
Managed Portfolio...........................................  34
High-Yield Bond Portfolio...................................  36
Total Return Portfolio......................................  38
Additional Information About the Portfolios' Investments and
  Risks.....................................................  40
Higher-Risk Securities and Practices........................  42
Account Information.........................................  44
Transaction and Account Policies............................  45
Portfolio Management........................................  46
  The Investment Advisor....................................  46
  The Portfolio Managers....................................  47
Financial Highlights........................................  52

                                  INTRODUCTION

     Enterprise Accumulation Trust offers separate investment Portfolios that serve as the underlying funding vehicles for variable annuity contracts and variable life insurance policies. The Portfolios have individual objectives and strategies to offer investors a broad range of investment alternatives. Shares of the Portfolios are sold only to the insurance companies that write the variable annuity and variable life policies. The contractholders do not become shareholders of the Portfolios.

     Enterprise Capital Management, Inc. (the "Advisor") is the investment advisor to each Portfolio. The Advisor selects a Portfolio Manager for each Portfolio on the basis of a number of criteria, including the Portfolio Manager's reputation, resources and performance results.

     Before investing in a Portfolio, you should consider the general risks involved. The value of your investment in a Portfolio for the most part is based on the market prices of the securities the Portfolio holds. These prices change due to economic and other events that affect securities markets generally, as well as those that affect particular companies, industry sectors or countries. These price movements, sometimes called volatility, will vary depending on the types of securities a Portfolio owns and the markets in which these securities trade. In addition, the investments made by a Portfolio may underperform the market generally or other mutual funds with a similar investment objective of that Portfolio. As with other investments, you could lose money on your investment in a Portfolio. Your investment in a Portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any government agency. A Portfolio may not achieve its objective. A Portfolio's objective may not be changed without shareholder approval.

[Picture Description: Ticker: Old fashioned ticker tape: located to the left of the section titled: "Mid-Cap Growth Portfolio."]

                            MID-CAP GROWTH PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Long-term capital appreciation

                     Principal Investments Equity securities of U.S. companies that have mid-size market capitalizations

                     Investor Profile Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in medium size company stocks for the possibility of higher returns; and want to diversify their portfolios to include mid-sized company stocks


                     Investment Strategies The Mid-Cap Growth Portfolio primarily invests in companies with mid-sized market capitalizations. Mid-sized companies are those with market capitalizations corresponding to the middle 90% of the Russell Mid-Cap Growth Index, as measured at the time of purchase by the Portfolio. Normally, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of U.S. mid-sized companies.


The Portfolio Manager focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies. This means that the Portfolio Manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets.


The Portfolio Manager expects a high portfolio turnover rate of 200% or more. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


Principal Risks The Portfolio invests in equity securities of U.S. companies. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. In addition, because the Portfolio invests in mid-capitalization companies, it is riskier than large-capitalization funds since such companies typically have greater earnings fluctuations and greater reliance on a few key customers than larger companies.

Increased trading costs resulting from high portfolio turnover may lower performance.

If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

Information about Portfolio performance is not provided because the Portfolio does not have returns for a full calendar year.

Portfolio Manager  Nicholas-Applegate Capital Management

[Picture Description: Old fashioned ticker tape: located to the left of the section titled: "Multi-Cap Growth Portfolio."]

                           MULTI-CAP GROWTH PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Long-term capital appreciation

                     Principal Investments Equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or traded in the over-the-counter market

                     Investor Profile Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small and medium size company stocks for the possibility of higher returns; and want to diversify their holdings to include small, medium and large company stocks


                     Investment Strategies The Multi-Cap Growth Portfolio invests primarily in growth stocks. The Portfolio Manager believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; new products or technologies; restructuring or reorganization; or merger and acquisition. Pending a proxy vote, the Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



Principal Risks As a result of investing primarily in U.S. common stocks, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. Moreover, because the Portfolio can invest in mid-capitalization, small-capitalization and/or emerging growth companies, it is riskier than large-capitalization portfolios since such companies typically have greater earnings fluctuations and greater reliance on a few key customers than larger companies. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price.


PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risk. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the annuity contracts and variable life policies; if these charges were included they would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance from 2000]

                   BEST QUARTER                                         WORST QUARTER
                      44.42%                                               -22.04%
                (DECEMBER 31, 1999)                                  (DECEMBER 31, 2000)

----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE       SINCE
DECEMBER 31, 2000)                                                YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------
Enterprise Multi-Cap Growth Portfolio.......................     -30.59%        3.43%
S&P 500(2)..................................................      -9.11%        0.74%

---------------

(1) Inception date is July 15, 1999. Performance reflects annualized return from July 31, 1999 to December 31, 2000.
(2) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

Portfolio Manager  Fred Alger Management, Inc.

[Picture Description: Old fashioned ticker tape: located to the left of the section titled: "Small Company Growth Portfolio."]

                         SMALL COMPANY GROWTH PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Capital appreciation

                     Principal Investments U.S. common stocks of small capitalization companies

                     Investor Profile Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small company stocks for the possibility of higher returns; and want to diversify their portfolio to include small company stocks


                     Investment Strategies The Small Company Growth Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small capitalization companies with above-average growth characteristics that are reasonably valued. These companies have a market capitalization of up to $1.5 billion. The Portfolio Manager uses a disciplined approach in evaluating growth companies. It relates the expected growth rate in earnings to the price-earnings ratio of the stock. Generally, the Portfolio Manager will not buy a stock if its price-earnings ratio exceeds its growth rate. By using this valuation parameter, the Portfolio Manager believes it moderates some of the inherent volatility in the small capitalization sector of the market. Securities will be sold when the Portfolio Manager believes the stock price exceeds the valuation criteria, or when the stock appreciates to a point where it is substantially overweighted in the portfolio, or when the company no longer meets the Portfolio Manager's expectations. The Portfolio Manager's goal is to hold a stock for a minimum of one year but this may not always be feasible and there may be times when short-term gains or losses will be realized. Pending a proxy vote, the Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



Principal Risks The Portfolio invests primarily in common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. In addition, the Portfolio invests primarily in small sized companies which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price.


PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risk. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the annuity contracts and variable life policies; if these charges were included they would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance from 1999-2000]

                   BEST QUARTER                                         WORST QUARTER
                      33.23%                                               -11.25%
                (DECEMBER 31, 1999)                                    (JUNE 30, 2000)

----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE       SINCE
DECEMBER 31, 2000)                                                YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------
Enterprise Small Company Growth Portfolio...................      1.90%        30.20%
Russell 2000 Index(2).......................................     -3.03%        11.24%

---------------

(1) Inception date is December 1, 1998.
(2) The Russell 2000 is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. One cannot invest directly in an index.

Portfolio Manager  William D. Witter, Inc.

[Picture Description: Old fashioned ticker tape: located to the left of the section titled: "Small Company Value Portfolio."]

                         SMALL COMPANY VALUE PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Maximum capital appreciation

                     Principal Investments U.S. common stocks of small capitalization companies

                     Investor Profile Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small company stocks for the possibility of higher returns; and want to diversify their portfolio to include small company stocks


                     Investment Strategies The Small Company Value Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small capitalization companies that the Portfolio Manager believes are undervalued -- that is, the stock's market price does not fully reflect the company's value. These companies have a market capitalization of up to $1.5 billion. The Portfolio Manager uses a proprietary research technique to determine which stocks have a market price that is less than the "private market value," or what an investor would pay for the company. The Portfolio Manager then determines whether there is an emerging valuation catalyst that will focus investor attention on the underlying assets of the company and increase the market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management. Pending a proxy vote, the Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



Principal Risks The Portfolio invests primarily in common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. In addition, the Portfolio invests primarily in small-sized companies which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price.


PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risk. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the annuity contracts and variable life policies; if these charges were included they would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance from 1991-2000]

                   BEST QUARTER                                         WORST QUARTER
                      19.20%                                               -17.80%
                 (MARCH 31, 1991)                                   (SEPTEMBER 30, 1998)

----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                           PAST ONE    PAST FIVE    PAST TEN
DECEMBER 31, 2000)                                                         YEAR        YEARS       YEARS
----------------------------------------------------------------------------------------------------------
Enterprise Small Company Value Portfolio.............................      2.52%       17.47%      18.37%
Russell 2000(1)......................................................     -3.03%       10.31%      15.53%

---------------

(1) The Russell 2000 is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. One cannot invest directly in an index.

Portfolio Manager  Gabelli Asset Management Company ("GAMCO Investors, Inc.")

[Picture Description: Columns of various heights: located to the left of the section titled: "Capital Appreciation Portfolio."]

                         CAPITAL APPRECIATION PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Maximum capital appreciation

                     Principal Investments U.S. common stocks of companies that demonstrate accelerating earnings momentum and consistently strong financial characteristics

                     Investor Profile Investors who want the value of their investment to grow but do not need to receive income on their investment and are willing to accept the increased risk associated with more aggressive investment strategies

                     Investment Strategies The Capital Appreciation Portfolio's investment strategy blends top-down economic and industry analysis with bottom-up stock selection. The Portfolio Manager's investment approach emphasizes large capitalization U.S. companies that, in the Portfolio Manager's opinion, have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook which in turn forms the strategic backdrop for actual portfolio construction. Various economic, social and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment, and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.


Stock selection stresses rigorous hands-on fundamental internal research. The primary focus is to identify companies with market expertise/dominance, durable franchises, improving fundamental (e.g., margins, Return on Equity, Return on Assets), strong balance sheets, global distribution capabilities and management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, forced displacement (i.e., a better investment idea surfaces) or a permanent change in industry/company fundamentals that alters the original investment thesis. Pending a proxy vote, the Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



Principal Risks The Portfolio invests in common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. In addition, the Portfolio invests to a large extent in small- to mid-sized companies which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have somewhat limited product lines, markets and financial resources, and may depend upon a relatively small- to medium-sized management group. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price.


PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risk. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the annuity contracts and variable life policies; if these charges were included they would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance from 1999-2000]

                   BEST QUARTER                                         WORST QUARTER
                      44.89%                                               -10.14%
                (DECEMBER 31, 1999)                                  (DECEMBER 31, 2000)

----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE       SINCE
DECEMBER 31, 2000)                                                YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------
Enterprise Capital Appreciation Portfolio...................     -13.82%       21.14%
S&P 500/Barra Growth Index(2)...............................     -22.08%        3.54%

---------------

(1) Inception date is December 1, 1998.
(2) The S&P 500/Barra Growth Index is an unmanaged capitalization weighted index composed of stocks of the S&P 500 with high price-to-book ratios relative to the S&P 500 as a whole. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

Portfolio Manager  Marsico Capital Management, LLC

[Picture Description: Columns of various heights: located to the left of the section titled: "Equity Portfolio."]

                                EQUITY PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Long-term capital appreciation

                     Principal Investments  U.S. equity securities

                     Investor Profile Investors who want the value of their investment to grow but do not need to receive income on their investment


                     Investment Strategies The Equity Portfolio invests normally at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Portfolio invests in U.S. common stock of companies that meet the Portfolio Manager's criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests. To that end, the Portfolio Manager selects companies with one or more of the following characteristics: Superior business practices that will benefit from long-term trends, superior growth, profitability and leading market share versus others in their industry, strong enduring business models, valuable customer or business franchises, high return on capital, favorable price to intrinsic value and undervalued assets. Pending a proxy vote, the Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



Principal Risks The Portfolio invests primarily in U.S. common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price.


PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risk. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not reflect separate account charges imposed by the insurance companies that write the variable annuity contracts and variable life policies; if these charges were included they would have reduced the performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance for 1991-2000]

                   BEST QUARTER                                         WORST QUARTER
                      19.79%                                               -18.36%
                (DECEMBER 31, 1999)                                  (DECEMBER 31, 2000)

-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE    PAST FIVE    PAST TEN
DECEMBER 31, 2000)                                                YEAR        YEARS       YEARS
-------------------------------------------------------------------------------------------------
Enterprise Equity Portfolio.................................     -5.18%      13.66%       16.36%
S&P 500(1)..................................................     -9.11%      18.32%       17.45%

---------------

(1) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

Portfolio Manager  TCW Investment Management Company

[Picture Description: Columns of various heights: located to the left of the section titled: "Equity Income Portfolio."]

                            EQUITY INCOME PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective A combination of growth and income to achieve an above-average and consistent total return

                     Principal Investments  Dividend-paying U.S. common stocks

                     Investor Profile Investors who want the value of their investment to grow, with the potential of receiving dividend income


                     Investment Strategies The Equity Income Portfolio invests primarily in dividend-paying U.S. common stocks. The goal is capital appreciation combined with a high level of current income. Dividend yield relative to the S&P 500 average is used as a discipline and measure of value in selecting stocks for the Fund. To qualify for a purchase, a stock's yield must be greater than the S&P 500's average dividend yield. The stock must be sold within two quarters after its dividend yield falls below that of the S&P average. The effect of this discipline is that a stock will be sold if increases in its annual dividends do not keep pace with increases in its market price. Pending a proxy vote, the Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



Principal Risks The Portfolio invests primarily in U.S. common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price.


PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risk. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the annuity contracts and variable life policies; if these charges were included they would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance from 1999-2000]

                   BEST QUARTER                                         WORST QUARTER
                       9.49%                                               -8.14%
                  (JUNE 30, 1999)                                   (SEPTEMBER 30, 1999)

----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE       SINCE
DECEMBER 31, 2000)                                                YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------
Enterprise Equity Income Portfolio..........................      6.45%         6.74%
S&P 500/Barra Value Index(2)................................      6.08%        10.77%

---------------

(1) Inception date is December 1, 1998.
(2) The S&P 500/Barra Value Index is an unmanaged capitalization weighted index comprised of stocks of the S&P 500 with low price-to-book ratios relative to the S&P 500 as a whole. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

Portfolio Manager  1740 Advisers, Inc.

                                GROWTH PORTFOLIO

[Picture Description: Columns of various heights: located to the left of the section titled: "Growth Portfolio."]

                     PORTFOLIO PROFILE

                     Investment Objective  Capital appreciation

                     Principal Investments U.S. common stocks of large capitalization companies

                     Investor Profile Investors who want the value of their investment to grow but do not need to receive income on their investment


                     Investment Strategies The Growth Portfolio invests primarily in U.S. common stocks. The "Growth at a Reasonable Price" strategy employed by the Portfolio combines growth and value style investing. This means that the Portfolio invests in the stocks of companies with long-term earnings potential but which are currently selling at a discount to their estimated long term value. The Portfolio's equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion which makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies. Pending a proxy vote, the Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



Principal Risks As a result of investing primarily in U.S. common stocks, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price.


PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risk. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the annuity contracts and variable life policies; if these charges were included they would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance from 1999-2000]

              BEST QUARTER                               WORST QUARTER
                 17.77%                                     -8.54%
           (DECEMBER 31, 1999)                       (SEPTEMBER 30, 2000)

----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE       SINCE
DECEMBER 31, 2000)                                                YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------
Enterprise Growth Portfolio.................................     -7.79%         9.58%
S&P 500(2)..................................................     -9.11%         7.53%

---------------

(1) Inception date is December 1, 1998.
(2) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

Portfolio Manager  Montag & Caldwell, Inc.

[Picture Description: Columns of various heights: located to the left of the section titled: "Growth and Income Portfolio."]

                          GROWTH AND INCOME PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective Total return through capital appreciation with income as a secondary consideration

                     Principal Investments Broadly diversified group of U.S. common stocks of large capitalization companies


                     Investor Profile Investors who want the value of their investment to grow, with the potential of receiving dividend income



                     Investment Strategies The Growth and Income Portfolio invests primarily in U.S. common stocks of large capitalization companies that have the potential to provide dividend income. The Portfolio selects stocks that will appreciate in value, seeking to take advantage of temporary stock price inefficiencies, which may be caused by market participants focusing heavily on short-term developments. In selecting stocks for the Portfolio, the Portfolio Manager employs a "value-oriented" strategy. This means that the Portfolio Manager attempts to identify stocks of companies that have greater value than is recognized by the market generally. The Portfolio Manager considers a number of factors, such as sales, growth and profitability prospects for the economic sector and markets in which the company operates and sells its products and services, the company's stock market price, earnings level and projected earnings growth rate. The Portfolio Manager also considers current and projected dividend yields. The Portfolio Manager compares this information to that of other companies in determining relative value. Pending a proxy vote, the Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



Principal Risks The Portfolio invests primarily in U.S. common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price.


PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risk. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the annuity contracts and variable life policies; if these charges were included they would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance for 1999-2000]

                   BEST QUARTER                                         WORST QUARTER
                      14.86%                                               -6.14%
                  (JUNE 30, 1999)                                   (SEPTEMBER 30, 1999)

----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE       SINCE
DECEMBER 31, 2000)                                                YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------
Enterprise Growth and Income Portfolio......................      0.91%        11.02%
S&P 500(2)..................................................     -9.11%         8.21%

---------------

(1) Inception date is December 1, 1998.
(2) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

Portfolio Manager  Retirement System Investors Inc.

[Picture Description: Globe: located to the left of the section titled:
"Emerging Countries Portfolio."]

                          EMERGING COUNTRIES PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Long-term capital appreciation

                     Principal Investments Equity securities of companies in countries with emerging securities markets

                     Investor Profile Investors who want an increase in the value of their investment without regard to income and who are willing to accept the increased risk of investing in countries with emerging securities markets for the possibility of higher returns

                     Investment Strategies The Emerging Countries Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of foreign companies located in at least three countries with emerging securities markets (countries that have an emerging stock market as defined by the International Finance Corporation). The Portfolio Manager further considers whether a market is less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation. In the opinion of the Portfolio Manager, these are markets that have yet to reach a level of maturity associated with developed foreign stock markets, especially in terms of participation by investors. The Portfolio Manager currently selects portfolio securities from an investment universe of approximately 6,000 foreign companies in over 35 emerging markets. The Portfolio may invest up to 35% of its assets in U.S. companies. The Portfolio normally will invest at least 75% of its assets in equity securities.


The Portfolio Manager seeks out growth companies that are in the early stages of development and that it believes are undergoing a basic change in operations. In selecting companies, the Portfolio Manager focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies worldwide. This means that the Portfolio Manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Portfolio Manager considers whether to sell a particular security when any of these factors materially changes. The Portfolio Manager will allocate Portfolio assets among securities of companies in countries that it expects to provide the best opportunities for meeting the Portfolio's investment objective.


The Portfolio Manager expects a high portfolio turnover rate of 200% or more. The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets, including collateral received for securities lent.


Principal Risks Because the Portfolio invests primarily in equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Emerging market securities may be even more susceptible to these risks and are generally riskier than other types of foreign investments. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenue from particular commodities, international aid or other assistance.

Increased trading costs resulting from high portfolio turnover may lower performance.

If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

Information about Portfolio performance is not provided because the Portfolio does not have returns for a full calendar year.

Portfolio Manager  Nicholas-Applegate Capital Management

[Picture Description: Globe: located to the left of the section titled:
"International Growth Portfolio."]

                         INTERNATIONAL GROWTH PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Capital appreciation

                     Principal Investments  Non-U.S. equity securities

                     Investor Profile Investors who want an increase in the value of their investment without regard to income and who are willing to accept the increased risk of international investing for the possibility of higher returns


                     Investment Strategies The International Growth Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in non-U.S. equity securities that the Portfolio Manager believes are undervalued. The Portfolio Manager uses an approach that involves top-down country allocation combined with bottom-up stock selection. The Portfolio Manager looks for companies that are good predictable businesses selling at attractive prices relative to an estimate of intrinsic value. The Portfolio Manager diversifies investments among
European, Australian and Far East ("EAFE") markets. Pending a proxy vote, the Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



Principal Risks The Portfolio invests primarily in common stocks of foreign companies. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Emerging market securities may be even more susceptible to these risks. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price.


PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risk. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the annuity contracts and variable life policies; if these charges were included they would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance from 1995-2000]

                   BEST QUARTER                                         WORST QUARTER
                      32.15%                                               -13.69%
                (DECEMBER 31, 1999)                                 (SEPTEMBER 30, 1998)


-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE    PAST FIVE       SINCE
DECEMBER 31, 2000)                                                YEAR        YEARS      INCEPTION(1)
-----------------------------------------------------------------------------------------------------
Enterprise International Growth Portfolio...................     -17.21%       9.89%        10.58%
MSCI EAFE Index(2)..........................................     -14.17%       7.13%         7.80%

---------------

(1) Inception date is November 18, 1994. Performance reflects annualized return from November 30, 1994 to December 31, 2000.
(2) The Morgan Stanley Capital International Europe, Australia, and the Far East (MSCI EAFE) Index is a market capitalization weighted, equity index comprised of 1,032 companies that are representative of the market structure of 20 countries, excluding the United States, Canada and other regions such as Latin America. Constituent stocks are selected on the basis of industry representation, liquidity, and sufficient float. Includes invested dividends and excludes any transaction or holding charges. One cannot invest directly in any index.

Portfolio Manager  Vontobel USA Inc.

[Picture Description: Globe: located to the left of the section titled:
"Worldwide Growth Portfolio."]

                           WORLDWIDE GROWTH PORTFOLIO

                     PORTFOLIO PROFILE

                     Portfolio Objective  Long-term capital appreciation

                     Principal Investments Foreign and domestic equity securities

                     Investor Profile Investors who want an increase in the value of their investment without regard to income and who are willing to accept the increased risk of global investing for the possibility of higher returns

                     Investment Strategies The Worldwide Growth Portfolio invests primarily in equity securities of foreign and domestic companies, and normally it will invest at least 65% of its total assets in securities of companies that are located in at least three different countries, which may include countries with emerging securities markets. The Portfolio Manager focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies worldwide. This means that the Portfolio Manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Portfolio Manager considers whether to sell a particular security when any of these factors change. The Portfolio Manager will allocate Portfolio assets among securities of companies in countries that it expects to provide the best opportunities for meeting the Portfolio's investment objective.

The Portfolio seeks maximum long-term capital appreciation. In pursuing this goal, the Portfolio invests primarily in large capitalized companies ("large cap stocks") located in over 50 countries worldwide. In the opinion of the Portfolio Manager, large cap stocks are those whose stock market capitalizations are predominantly in the top 75% of publicly traded companies as measured by stock market capitalizations in each country. The market capitalization ranges of the various countries' large cap stocks may vary greatly due to fluctuating currency values, differences in the size of the respective economies and movements in the local stock markets.


The Portfolio Manager expects a high portfolio turnover rate of 200% or more. The Portfolio may also lend portfolio assets on a short-term and long-term basis, up to 33 1/3% of its total assets, including collateral received for securities lent.


Principal Risks Because the Portfolio invests primarily in equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Emerging market securities may be even more susceptible to these risks.

Increased trading costs resulting from high portfolio turnover may lower performance.

If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

Information about Portfolio performance is not provided because the Portfolio does not have returns for a full calendar year.

Portfolio Manager  Nicholas-Applegate Capital Management

[Picture Description: Brass Telescope: located to the left of the section titled: "Global Financial Services Portfolio."]

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Capital appreciation

                     Principal Investments Common stocks of domestic and foreign financial services companies

                     Investor Profile Investors who want an increase in the value of their investment without regard to income, want investment in the global financial services sector, and are willing to accept the increased risk of international investing for the possibility of higher returns

                     Investment Strategies The Global Financial Services Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of domestic and foreign financial services companies. The Portfolio normally invests in companies domiciled in the U.S. and in at least three other countries. The Portfolio considers a financial services company to be a firm that in its most recent fiscal year either (i) derived at least 50% of its revenues or earnings from financial services activities, or (ii) devoted at least 50% of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; credit card companies; government sponsored financial enterprises; investment companies; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line property and casualty, life insurance companies and insurance holding companies. The Portfolio Manager selects securities by combining fundamental and quantitative research to identify securities of financial services companies that are attractively priced relative to their expected returns. Its research analysts employ a long-term approach to forecasting the earnings and growth potential of companies and attempt to construct global portfolios that produce maximum returns at a given risk level. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



Principal Risks The Portfolio invests in common stocks of foreign companies. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Portfolio. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Emerging markets securities may be even more susceptible to these risks. Because the Portfolio concentrates in a single industry sector, its performance is largely dependent on the sector's performance, which may differ from that of the overall stock market. Generally, the financial services industry is more sensitive to fluctuations in interest rates than the economy as a whole. Moreover, while rising interest rates will cause a decline in the value of any debt securities the Portfolio holds, falling interest rates or deteriorating economic conditions can adversely affect the performance of financial services companies' stock. Both foreign and domestic financial services companies are affected by government regulation or market intervention, which may limit their activities and affect their profitability. Some financial services companies, e.g., insurance companies, are subject to severe market share and price competition. If the Portfolio lends securities, there is a risk that the securities will not be available to the

Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price.


PERFORMANCE INFORMATION

Information about Portfolio performance is not provided because the Portfolio does not have returns for a full year.

Portfolio Manager  Sanford C. Bernstein & Co., LLC

[Picture Description: Brass Telescope: located to the left of the section titled: "Global Health Care Portfolio."]

                          GLOBAL HEALTH CARE PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Long-term capital appreciation

                     Principal Investments Equity securities of domestic and foreign companies in the health care sector

                     Investor Profile Investors who want an increase in the value of their investment without regard to income; want investment in the global health care sector; and are willing to accept the increased risk of international investing for the possibility of higher returns

                     Investment Strategies The Global Health Care Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in health care sector equity securities. Normally, the Portfolio will invest the remainder of its assets in equity securities of other companies it believes will benefit from developments in the health care sector. The Portfolio considers the health care sector to include any company that designs, manufactures or sells products or services used for or in connection with health care or medicine, so long as the company derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the health care sector. As an example, these companies can include pharmaceutical companies, biotechnology research firms, medical product sales companies and health care facility operators. The Portfolio normally will invest at least 65% of its assets in the equity securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of companies in the United States. In analyzing specific companies for possible investment, the Portfolio Manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Portfolio Manager considers whether to sell a particular security when any of those factors materially changes.


The Portfolio Manager allocates the Portfolio's assets among securities of countries that are expected to provide the best opportunities for meeting the Portfolio's investment objective.


The Portfolio Manager expects a high portfolio turnover rate of 300% or more. The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets, including collateral received for securities lent.


Principal Risks The Portfolio invests primarily in equity securities of domestic and foreign companies. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Portfolio. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Emerging markets securities may be even more susceptible to these risks. Because the Portfolio concentrates in a single sector, its performance is largely dependent on the sector's performance, which may differ from that of the overall stock market. Generally, the health care industry is vulnerable to factors affecting the health care industry in particular, such as changes in government regulation and scientific and technological advances. Government regulation may result in increased costs to a company, and scientific and technological advances may result in a company's products becoming obsolete.

The Portfolio is non-diversified and may invest more of its assets in the securities of a single issuer. This increases the Portfolio's risk because developments affecting an individual issuer have a greater impact on the Portfolio's performance.

Increased trading costs resulting from high portfolio turnover may lower performance.

If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. The Portfolio may engage in various portfolio strategies, including using derivatives, to enhance potential gain.

PERFORMANCE INFORMATION

Information about Portfolio performance is not provided because the Portfolio does not have returns for a full calendar year.

Portfolio Manager  Nicholas-Applegate Capital Management

[Picture Description: Globe: located to the left of the section titled: "Global Socially Responsive Portfolio."]

                      GLOBAL SOCIALLY RESPONSIVE PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Total return

                     Principal Investments Equity securities of companies located in countries that are included in the MSCI World Index that meet the Portfolio's social and investment criteria

                     Investor Profile Investors who want to make socially responsible investments and want the value of their investment to grow


                     Investment Strategies The Global Socially Responsive Portfolio invests primarily in equity securities of companies that the Portfolio Manager believes are socially responsible and which are located in countries that are included in the MSCI World Index, including the U.S., Canada and Australia, and certain developed markets located in Europe and the Far East. The term "responsive" is used to distinguish between absolute and relative standards of corporate social responsibility. The Portfolio Manager believes that no company is perfect on any of the relevant social criteria, but looks for companies that demonstrate a commitment to progress. To find companies that are socially responsive, the Portfolio Manager actively looks for companies that are demonstrating leadership in one or more of the following areas: human rights, public health, governance, products, services and marketing, workplace environment, environmental stewardship and community. These companies also may show a commitment to improving the quality of communication to shareholders and stakeholders and to developing solution-oriented policies and practices. Like other socially responsible investment vehicles, the Portfolio does not invest in industries such as tobacco and gambling, weapons or nuclear power, or invest in companies that are known to violate human rights. The Portfolio Manager believes that good corporate citizenship has the potential to create good investment opportunities; wherever possible, the Portfolio seeks to invest in companies that the Portfolio Manager believes derive a competitive advantage from the socially responsive products, policies and practices developed by such companies. The Portfolio Manager seeks companies that combine these social criteria with an investment management criteria of potentially high return on investment capital, strong quality of management, sound financial resources and good overall business prospects. In selecting equity securities, the Portfolio Manager uses its own valuation models to determine fair value and looks for securities that are selling at discounts to their fair value, independent of region or style bias. The Portfolio seeks to own growth and/or value stocks depending on their relative attractiveness. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



Principal Risks The Portfolio invests primarily in common stocks located in countries that are included in the MSCI World Index. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. competitors. In addition, information regarding foreign companies may not be as readily available as U.S. companies. Therefore, it may be difficult to determine whether foreign companies meet the same social criteria as U.S. companies. The Portfolio may be restricted by its focus on socially responsive investing and therefore, the investments that the Portfolio Manager selects may under perform other investments or the stock markets generally. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price.


PERFORMANCE INFORMATION

Information about Portfolio performance is not provided because the Fund does not have returns for a full calendar year.

Portfolio Manager  Rockefeller & Co., Inc.

[Picture Description: Brass Telescope: located to the left of the section titled: "Internet Portfolio."]

                               INTERNET PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Long-term capital appreciation

                     Principal Investments Equity securities, including common stocks, preferred stocks, warrants and other securities convertible into common stock of companies primarily engaged in Internet, Intranet and other "high tech" related activities.

                     Investor Profile Investors who want an increase in the value of their investment without regard to income and who want to diversify their overall holdings with a concentrated investment in companies engaged in Internet, Intranet and other "high tech" related activities

                     Investment Strategies The Internet Portfolio normally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies related to the Internet and intranet. The Portfolio considers companies related to the Internet and intranet to include companies that develop services and products for the Internet and those that make significant use of the Internet for delivery of services and products. In choosing which companies' stock the Portfolio should purchase, the Portfolio Manager invests in those companies listed on a U.S. securities exchange or NASDAQ which are engaged in the research, design, development or manufacturing, or engaged to a significant extent in the business of distributing products, processes or services for use with Internet or Intranet related businesses. The Portfolio may also invest in other "high tech" companies. The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The world wide web("www"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within www documents and to other www documents. An Intranet is the application of www tools and concepts to a company's internal documents and databases. Other "high tech" companies may include firms in the computer, communication, video, electronic, office and factory automation and robotic sectors. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



Principal Risks As a result of investing primarily in U.S. common stocks, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. Moreover, because of large investments in mid-capitalization, small-capitalization and/or emerging growth companies, the Portfolio is riskier than large-capitalization funds since such companies typically have greater earnings fluctuations and greater reliance on a few key customers than larger companies. In addition, the value of companies engaged in Internet and Intranet related activities is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. As a result, the value of the Portfolio's shares may fluctuate more than shares of a fund investing in a broader range of industries. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price.


PERFORMANCE INFORMATION

Information about Portfolio performance is not provided because the Portfolio does not have returns for a full calendar year.

Portfolio Manager  Fred Alger Management, Inc.

[Picture Description: Managed - Stones: "precious stones" lying in dishes of varying sizes and shapes: located to the left of the section titled: "Balanced Portfolio."]

                               BALANCED PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Long-term total return

                     Principal Investments A combination of equity, fixed income and short-term securities

                     Investor Profile Investors who want the value of their investment to grow and also want to receive income on their investment


                     Investment Strategies Generally, between 55% and 75% of the Balanced Portfolio's total assets will be invested in equity securities. The portfolio allocation will vary based upon the Portfolio Manager's assessment of the return potential of each asset class. For equity investments, the Portfolio Manager uses a bottom-up approach to stock selection, focusing on high quality, well-established companies that have a strong history of earnings growth; attractive prices relative to the company's potential for above average growth; long-term earnings and revenue growth; strong balance sheets; a sustainable competitive advantage; positions as (or the potential to become) industry leaders; and the potential to outperform the market during downturns. When selecting fixed income securities, the Portfolio Manager will seek to maintain the Portfolio's weighted average duration within 20% of the duration of the Lehman Brothers Government Corporate Index. Emphasis is also placed on diversification and credit analysis. The Portfolio will only invest in fixed income securities with an "A" or better rating. Fixed investments will include: U.S. Government securities; corporate bonds; mortgage/asset-backed securities; and money market securities and repurchase agreements. Pending a proxy vote, the Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



Principal Risks The Portfolio invests in both common stocks and debt securities. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Portfolio. In addition, the Portfolio is subject to the risk that the prices of debt securities will decline due to rising interest rates. The risk is greater for long-term debt securities than for short-term debt securities. Debt securities may decline in credit quality due to factors affecting the issuer, or general economic or political events, increasing the risk that the issuer may default on payments of interest or principal. In addition an issuer may be unable to make timely payments of principal or interest to the Portfolio. Some investment grade bonds may have speculative characteristics. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell securities at a desirable price.


PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risk. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares for the current year. It does not include separate account charges imposed by the insurance companies that write the annuity contracts and variable life policies; if these charges were included they would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance from 2000]

                   BEST QUARTER                                         WORST QUARTER
                      10.40%                                               -4.19%
                (DECEMBER 31, 1999)                                 (SEPTEMBER 30, 2000)

----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE       SINCE
DECEMBER 31, 2000)                                                YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------
Enterprise Balanced Portfolio...............................     -0.49%         4.97%
S&P 500(2)..................................................     -9.11%         0.74%

---------------

(1) Inception date is July 15, 1999. Performance reflects annualized return from July 31, 1999 to December 31, 2000.
(2) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

Portfolio Manager  Montag & Caldwell, Inc.

[Picture Description: Managed - Stones: "precious stones" lying in dishes of varying sizes and shapes: located to the left of the section titled: "Managed Portfolio."]

                               MANAGED PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Growth of capital over time

                     Principal Investments Common stocks, bonds and cash equivalents, the percentages of which will vary based on the Portfolio Manager's assessment of relative investment values

                     Investor Profile Investors who want the value of their investment to grow but do not need to receive income on their investment

                     Investment Strategies The Managed Portfolio invests in a diversified portfolio of common stocks, bonds and cash equivalents. The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon the Portfolio Managers' evaluations of economic and market trends and their perceptions of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any time, be invested in any specific types of investments. However, the Portfolio invests primarily in equity securities at times when the Portfolio Managers believe that the best investment values are available in the equity markets. The Portfolio may invest almost all of its assets in high-quality short-term money market and cash equivalent securities when the Portfolio Managers deem it advisable to preserve capital. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. The bonds in which the Portfolio may invest will normally be investment grade intermediate to long-term U.S. government and corporate debt.

The Portfolio is managed by two Portfolio Managers, each of which is allocated cash flows into and out of the Portfolio on a 50/50 basis.


The Portfolio Managers expect a high portfolio turnover rate of 100% or more. Pending a proxy vote, the Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



Principal Risks The Portfolio invests in both common stocks and debt securities. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Portfolio. In addition, the Portfolio is subject to the risk that the prices of debt securities will decline due to rising interest rates. The risk is greater for long-term debt securities than for short-term debt securities. Debt securities may decline in credit quality due to factors affecting the issuer, or general economic or political events, increasing the risk that the issuer may default on payments of interest or principal. In addition, an issuer may be unable to make timely payments of principal or interest to the Portfolio. Some investment grade bonds may have speculative characteristics. If a Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price.


Increased trading costs resulting from high portfolio turnover may lower performance.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risk. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the variable annuity contracts and variable life insurance policies; if these charges were included they would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance from 1991-2000]

                   BEST QUARTER                                         WORST QUARTER
                      20.79%                                               -14.24%
                 (MARCH 31, 1991)                                   (SEPTEMBER 30, 1998)

-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE    PAST FIVE    PAST TEN
DECEMBER 31, 2000)                                                YEAR        YEARS       YEARS
-------------------------------------------------------------------------------------------------
Enterprise Managed Portfolio................................       1.46%      12.95%      18.14%
S&P 500(1)..................................................      -9.11%      18.32%      17.45%

---------------

(1) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

Portfolio Managers  Wellington Management Company, LLP
                 Sanford C. Bernstein & Co., LLC

[Picture Description: Antiqued piggy bank with various coins lying beside: located to the left of the section titled: "High-Yield Bond Portfolio."]

                           HIGH-YIELD BOND PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Maximum current income

                     Principal Investments Debt securities rated below investment grade, which are commonly known as "junk bonds"

                     Investor Profile Income-oriented investors who are willing to accept increased risk for the possibility of greater returns through high-yield bond investing


                     Investment Strategies The High-Yield Bond Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that are below investment grade. The Portfolio generally invests in high-yield, income-producing U.S. corporate bonds rated B3 to Ba1 by Moody's Investors Service, Inc. ("Moody's") or B-to BB+ by Standard & Poor's Corporation ("S&P"), which are commonly known as "junk bonds." The Portfolio's investments are selected by the Portfolio Manager after examination of the economic outlook to determine those industries that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the Portfolio Manager identifies bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit and the relative strength of their common stock prices. Companies near or in bankruptcy are not considered for investment. The Portfolio does not purchase bonds in the lowest ratings categories (rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Portfolio Manager have characteristics of such lower-grade bonds). Should an investment be subsequently downgraded to Ca or lower or CC or lower, the Portfolio Manager has discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20% of the Portfolio's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the Portfolio Manager, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents.



The Portfolio Manager expects a high portfolio turnover rate in excess of 100%. Pending a proxy vote, the Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


Principal Risks The Portfolio invests primarily in below investment-grade debt securities. As a result, the Portfolio is subject to the risk that the prices of the debt securities will decline due to rising interest rates. This risk is greater for long-term debt securities than for short-term debt securities. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. High-yield bonds also carry a substantial risk of default or changes in the issuer's creditworthiness. In addition, it may be more difficult for the Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for shareholders.


Increased trading costs resulting from high portfolio turnover may lower performance. If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Portfolio and give some indication of the risk. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the variable annuity contracts and variable life insurance policies, if these charges were included they which would have reduced performance.

[Chart Description: Illustrates volatility of an investment and shows changes in share performance from 1995-2000]

                   BEST QUARTER                                         WORST QUARTER
                       5.47%                                               -5.13%
               (SEPTEMBER 30, 1997)                                 (SEPTEMBER 30, 1998)

---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE      PAST FIVE         SINCE
DECEMBER 31, 2000)                                                YEAR          YEARS        INCEPTION(1)
---------------------------------------------------------------------------------------------------------
Enterprise High-Yield Bond Portfolio........................     -2.52%          6.08%           7.84%
Lehman Brothers High Yield Bond Index(2)....................      4.05%          6.61%           9.02%

---------------

(1) Inception date is November 18, 1994. Performance reflects annualized return from November 30, 1994 to December 31, 2000.
(2) This is an unmanaged index that includes fixed rate, public nonconvertible issues that are rated Bal or lower by Moody's Investor Service. If a Moody's rating is not available, the bonds must be rated BB+ or lower by S&P, or by Fitch if an S&P rating is not available. The index does not have an investment advisor. It includes reinvested interest and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

Portfolio Manager  Caywood-Scholl Capital Management

[Picture Description: Antiqued piggy bank with various coins lying beside: located to the left of the section titled: "Enterprise Total Return Portfolio."]

                       ENTERPRISE TOTAL RETURN PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Total return

                     Principal Investments  Fixed income securities

                     Who May Want To Invest Income oriented investors who also seek capital appreciation

                     Investment Strategies The Total Return Portfolio invests primarily in a diversified portfolio of fixed income instruments of varying maturities. These instruments will be primarily investment grade debt securities, but may include high yield securities, known as "junk bonds," rated CCC to BB by S&P, Caa to Ba by Moody's, or, if unrated, determined by the Portfolio Manager to be of comparable quality. Junk bonds may comprise no more than 20% of the Portfolio's total assets. In selecting fixed income securities, the Portfolio Manager will use various techniques, including economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting and other securities selection techniques. The Portfolio's performance will be measured against the Lehman Brothers U.S. Universal Index.
This Index is designed to capture a broad range of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, as well as junk bonds, Eurobonds, illiquid securities and emerging market debt. The Portfolio may invest in any of the components of the index.

The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamental for a particular sector or security.

The Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies and without limit in U.S. dollar denominated securities of foreign issuers. For risk management purposes or as part of its investment strategy, the Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio Manager expects a high portfolio turnover rate of 100% or more. The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks The Portfolio's fixed income instruments may fluctuate in value based upon changes in interest rates, market conditions and investor confidence. As interest rates rise, the value of the instruments will tend to decrease. This risk will be greater for long-term securities than for short-term securities. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also involve the risk of the Portfolio's losing more than the principal amount invested. The Portfolio is also subject to credit risk, which is the possibility that an issuer of a security will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk. Because the Portfolio may invest in high-yield securities, it may be subject to greater levels of interest rate, credit and liquidity risk. An economic downturn or period of rising interest rates could adversely affect the market for these securities.

Increased trading costs resulting from high portfolio turnover may lower performance.

If the Portfolio lends securities, there is a risk that the securities will not be available to the Portfolio on a timely basis, and the Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price.


Loss of money is a risk of investing in this Portfolio.

PERFORMANCE INFORMATION

Information about Fund performance is not provided because this is a new Fund.

Portfolio Manager  Pacific Investment Management Company

                  ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS'
                             INVESTMENTS AND RISKS

AGGRESSIVE STOCK, STOCK, INTERNATIONAL/GLOBAL, SECTOR/SPECIALTY AND DOMESTIC HYBRID PORTFOLIOS' INVESTMENTS

     The table below shows the Aggressive Stock, Stock, International/Global, Sector/Specialty and Domestic Hybrid Portfolios' principal investments. In other words, the table describes the type or types of investments that we believe will most likely help each Portfolio achieve its investment goal.

                                                                     SECTOR/SPECIALTY PORTFOLIOS
                                                               GLOBAL     GLOBAL                GLOBAL
                                                              FINANCIAL   HEALTH               SOCIALLY
                                                              SERVICES     CARE    INTERNET   RESPONSIVE
U.S. Stocks*                                                      X         X         X           X
Foreign Stocks                                                    X         X                     X
Bonds


                                                             AGGRESSIVE           INTERNATIONAL/
                                                               STOCK      STOCK       GLOBAL       DOMESTIC HYBRID
U.S. Stocks*                                                     X          X           X                 X
Foreign Stocks                                                                          X                 X
Bonds                                                                                                     X


* Each Portfolio that invests in U.S. stocks may invest in large capitalization companies, medium capitalization companies and small capitalization companies. Large capitalization companies generally have market capitalizations of over $10 billion. Medium-sized capitalization companies generally have market capitalizations ranging from $1.5 billion to $10 billion. Small capitalization companies generally have market capitalizations of $1.5 billion or less. However, there may be some overlap among capitalization categories. The Stock Portfolios and Domestic Hybrid Portfolios intend to invest primarily in stocks of large capitalization companies. The Mid-Cap Growth Portfolio intends to invest primarily in stocks of medium capitalization companies. The Small Company Growth Portfolio and the Small Company Value Portfolio intend to invest primarily in the stocks of small capitalization companies.

INCOME PORTFOLIOS' INVESTMENTS

     The table below shows the Income Portfolios' principal investments. In other words, the table describes the type or types of investments that we believe will most likely help each Portfolio achieve its investment goal.


                                                              HIGH-YIELD
                                                                 BOND      TOTAL RETURN
U.S. Government Securities                                                      X
Lower Rated Corporate Debt Securities -- Junk Bonds*              X             X
Foreign Debt Securities                                                         X
Mortgage-Backed Securities                                                      X


* In the case of the High-Yield Bond Portfolio, "junk bond" refers to any security rated lower than "Baa" by Moody's. If a Moody's rating is not available, the bond must be rated lower than "BBB" by Standard & Poor's. In the case of the Total Return Portfolio, "junk bond" refers to any security rated "CCC" up to "BB" by Standard & Poor's or "Caa" to "Ba" by Moody's; if unrated, then the Portfolio Manager must determine that the security is of comparable quality.

     Each Portfolio also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that any Portfolio will achieve its investment goal.

     The investments listed above and the investments and strategies described throughout this prospectus are those that a Portfolio may use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Portfolio may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. When a Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal. However, the Managed Portfolio may invest in securities ordinarily used by other Portfolios for defensive purposes as part of its main investment strategy. In addition, active and frequent trading may have an effect on performance due to additional expenses.

INITIAL PUBLIC OFFERINGS ("IPOS")

     Some or all of the Portfolios may participate in the IPO market, and a significant portion of those Portfolios' returns may be attributable to their investment in IPOs, which have a magnified impact in Portfolios with small asset bases. There is no guarantee that as those Portfolios' assets grow they will continue to experience substantially similar performance by investing in IPOs.

                      HIGHER-RISK SECURITIES AND PRACTICES


The following pages discuss the risks associated with certain types of higher-risk securities in which the Portfolios may invest and certain higher-risk practices in which the Portfolios might engage. The Statement of Additional Information provides information about these and other higher-risk securities and practices.


FOREIGN SECURITIES. Each of the Portfolios might invest in foreign securities. These are some of the risks in owning foreign securities:

- Currency Fluctuation Risk. When a Portfolio invests in a security issued by a foreign company, the principal, income and sales proceeds may be paid to the Portfolio in a foreign currency. If a foreign currency declines in value relative to the U.S. dollar, the value of a Portfolio's investments could decline as a result.

- Social, Political and Economic Risk. The countries where some of the Portfolios may invest might be subject to a higher degree of social, political and economic instability than the United States, resulting from, among other things, inflation, changes in governments, increases in taxation and nationalizations. This instability might affect the financial condition of a company in which a Portfolio might invest and might disrupt the financial markets of a country in which a Portfolio has holdings.

- Regulation Risk. The countries where some of the Portfolios may invest generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result there generally is less publicly available information about foreign companies than about U.S. companies.

- Trading Risk. Trading practices in certain foreign countries are also significantly different from those in the United States. Although brokerage commissions are generally higher than those in the U.S., the Investment Adviser will seek to achieve the most favorable net results. In addition, securities settlements and clearance procedures may be less developed and less reliable than those in the United States. Delays in settlement could result in temporary periods in which the assets of the Funds are not fully invested, or could result in a Portfolio being unable to sell a security in a falling market.

- Custodial and Registration Procedures Risk. Systems for the registration and transfer of securities in foreign markets can be less developed than similar systems in the United States. There may be no standardized process for registration of securities or a central registration system to track share ownership. The process for transferring shares may be cumbersome, costly, time-consuming and uncertain.

- Liquidity Risk. The securities markets in foreign countries have less trading volume than in the United States and their securities are often less liquid than securities in the United States. In countries with emerging securities markets, liquidity might be particularly low. This could make it difficult for a Portfolio to sell a security at a time or price desired.

- Emerging Securities Markets Risk. To the extent that the Portfolios invest in countries with emerging markets, the foreign securities risk are magnified since these countries may have unstable coverage and less established market.


HIGH RISK/YIELD SECURITIES. Each of the Portfolios, except the Balanced Portfolio, may invest in debt securities that are rated below investment grade. These securities typically offer higher yields than investment grade securities, but are also subject to more risk. This risk includes, but is not limited to, the following:


- Susceptibility to Economic Downturns. Issuers of securities that are below investment grade tend to be more greatly affected by economic downturns than issuers of higher grade securities. Consequently, there is a greater risk that an issuing company will not be able to make principal and interest payments.

- Liquidity Risk. The market for securities that are below investment grade is often less liquid than the market for investment grade securities. This could make it difficult for a Portfolio to sell a security at a time or price desired.

ILLIQUID AND RESTRICTED SECURITIES. Each of the Portfolios may invest in illiquid and restricted securities.

- Illiquid Securities. These are securities that a Portfolio cannot sell on an open market. This means that a Portfolio might not be able to sell an illiquid security when it desires and that it might be difficult to value such a security.

- Restricted Securities. These are securities that are subject to contractual restrictions on resale. Such a restriction could limit a security's liquidity.

REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements under which a Portfolio purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolios may not be able to sell the security at the desired time.

HEDGING. Each of the Portfolios may use certain derivative investment techniques to reduce, or hedge against, various market risks, such as interest rates, currency exchange rates and market movements. Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset. When derivatives are used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Derivatives may include, but are not limited to, puts, calls, futures and foreign currency contracts.

- Put and Call Options. Options are rights to buy or sell an underlying asset for a specified price during, or at the end of, a specified period of time. A purchased call option gives the holder the right to purchase the underlying asset from the writer of the option. A purchased put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment from the holder, which the writer keeps regardless of whether the holder exercises the option. Puts and calls could cause a Portfolio to lose money by forcing the sale or purchase of securities at inopportune times or, in the case of certain puts, for prices higher or, in the case of certain calls, for prices lower than current market values.

- Futures Transactions. These transactions involve the future sale by one party and purchase by another of a specified amount of an underlying asset at a price, date and time specified in the transaction contract. Futures contracts traded over-the-counter are often referred to as forward contracts. A contract to buy is often referred to as holding a long position, and a contract to sell is often referred to as holding a short position. With futures contracts, there is a risk that the prices of the securities subject to the futures contract may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract to react differently than the portfolio securities to market changes. Also, it is not certain that a secondary market for positions in futures contracts will exist.

  - Foreign currency transactions. These are a type of futures transaction, which involve the future sale by one party and purchase by another of a given amount of foreign currency at a price, date and time specified in the transaction contract. Changes in currency exchange rates will affect these transactions and may result in poorer overall performance for a Fund than if it had not engaged in such transactions.


SHORT SALES. The Portfolios may engage in covered short sales. A "short sale" is the sale by the Portfolios of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Portfolios will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Portfolios may have to cover short positions at a higher price than the short sale price, resulting in a loss.



In a covered short sale, a Portfolio either (1) borrows and sells securities it already owns (also known as a short sale "against the box"), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the difference between the market value of the securities and the short sale price.



SECURITIES LENDING. Pending a proxy vote, all Portfolios may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of their total assets, including collateral received for securities lent. There is a risk that when lending Portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolios may, therefore, lose the opportunity to sell the securities at the desirable price.


ACTIVE PORTFOLIO TRADING. The Mid-Cap Growth, Emerging Countries, Worldwide Growth, Global Health Care, Managed, High-Yield Bond and Total Return Portfolios may have high turnover rates, which may have an adverse effect on the Portfolios' performance.

                              ACCOUNT INFORMATION

     Shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (the "Contracts") of MONY Life Insurance Company ("MONY") and its affiliates. All shares of the Portfolios are currently owned by "Separate Accounts" of MONY and its affiliates. The Separate Accounts invest in shares of the Portfolios in accordance with the allocation instructions received from holders of the Contracts. You should be aware that the Contracts involve fees and expenses that are not described in this Prospectus, and that the Contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular Contract. MONY is under common control with, and therefore affiliated with Enterprise Capital Management, Inc., the investment advisor of the Portfolios. In the future, shares of the Portfolios may be sold to Separate Accounts and other eligible investors that are not affiliated entities of MONY. It is possible, although not presently anticipated, that a material conflict could arise between and among the various investors in the Portfolios. If such a conflict were to occur, one or more investors might withdraw their investments in the Portfolios. This might force one or more of the Portfolios to sell portfolio securities at disadvantageous prices. You will find information about purchasing a Contract in the Prospectus that offers such Contracts, which accompanies this Prospectus.

REPORTS TO CONTRACTHOLDERS

     Every year the Portfolios will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information. To reduce expenses, the Portfolios will send one annual contractholder report, one semi-annual contractholder report and one annual prospectus per household, unless you instruct the Portfolios or your financial advisor otherwise.

                        TRANSACTION AND ACCOUNT POLICIES

VALUATION OF SHARES

     The purchase or redemption price of a Portfolio share is its next determined net asset value per share. The net asset value per share is calculated separately for each Portfolio. Each Portfolio calculates a share's net asset value by dividing net assets of the Portfolio by the total number of outstanding shares of such Portfolio.

     The Portfolios calculate net asset value at the close of regular trading on each day the New York Stock Exchange is open. Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price on the exchange on which the security is primarily traded. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Trustees. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

     If market quotations are not readily available or do not accurately reflect fair value for a security at the time the Funds' net asset value is calculated, such security may be valued at its fair value, as determined by methods approved by the Board of Directors. This most commonly occurs with foreign securities, but may occur with domestic securities as well. For example, if a significant event occurs after the close of a foreign security's primary exchange, but prior to the calculation of the Fund's net asset value, the Fund may adjust the security's closing price on the primary exchange to reflect the fair valuation of the security after the significant event.

     The Portfolios may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. As a result, the value of the Portfolios' shares may change on days when you will not be able to purchase or redeem your shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Portfolio will distribute substantially all of its net investment income and realized net capital gains, if any.

     Each Portfolio declares and pays distributions of capital gains, if any, at least once per calendar year. The High-Yield Bond and Total Return Portfolios declare daily and pay monthly dividends of net investment income.

     Your dividends and capital gains distributions, if any, will be automatically reinvested in shares of the same Portfolio on which they were paid at net asset value. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions.

     Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes. For information concerning the federal income tax consequences to holders of the Contracts, see the accompanying Prospectus for the Contracts.

                              PORTFOLIO MANAGEMENT

THE INVESTMENT ADVISOR

     Enterprise Capital Management, Inc. serves as the investment advisor to each of the Portfolios. The Advisor selects Portfolio Managers for the Portfolios, subject to the approval of the Trustees of the Portfolios, and reviews each Portfolio Manager's continued performance. Evaluation Associates, Inc., which has had over 31 years of experience in evaluating investment advisors for individuals and institutional investors, assists the Advisor in selecting Portfolio Managers. The Advisor also provides various administrative services.

     The Securities and Exchange Commission has issued an exemptive order that permits the Advisor to enter into or amend Agreements with Portfolio Managers without obtaining shareholder approval each time. The exemptive order permits the Advisor, with the Trustees' approval, to employ new Portfolio Managers for the Portfolios, change the terms of the Agreements with Portfolio Managers or enter into a new Agreement with a Portfolio Manager. Shareholders of a Portfolio have the right to terminate an Agreement with a Portfolio Manager at any time by a vote of the majority of the outstanding voting securities of such Portfolio. The Portfolio will notify shareholders of any Portfolio Manager changes or other material amendments to the Agreements with Portfolio Managers that occur under these arrangements.

     The Advisor, which was incorporated in 1986, also serves as investment advisor to The Enterprise Group of Funds, Inc. and Enterprise International Group of Funds. Performance of the funds of The Enterprise Group of Funds, Inc. that are similar to the Portfolios may differ from those of the Portfolios due to a number of factors including the size of such Portfolios, investment cash flows and redemptions. The Advisor's address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

     The following table sets forth the fee paid to the Advisor for the fiscal year ended December 31, 2000 by each Portfolio. The Advisor in turn compensated each Portfolio Manager at no additional cost to the Portfolio.

                                                              FEE (AS A PERCENTAGE OF
                                                                 AVERAGE DAILY NET
NAME OF PORTFOLIO                                                     ASSETS)
-------------------------------------------------------------------------------------
  *Mid-Cap Growth Portfolio.................................          0.75%
   Multi-Cap Growth Portfolio...............................          1.00%
   Small Company Growth Portfolio...........................          1.00%
   Small Company Value Portfolio............................          0.80%
   Capital Appreciation Portfolio...........................          0.75%
   Equity Portfolio.........................................          0.78%
   Equity Income Portfolio..................................          0.75%
   Growth Portfolio.........................................          0.75%
   Growth and Income Portfolio..............................          0.75%
  *Emerging Countries Portfolio.............................          1.25%
   International Growth Portfolio...........................          0.85%
  *Worldwide Growth Portfolio...............................          1.00%
 **Global Financial Services Portfolio......................          0.85%
 **Global Health Care Portfolio.............................          1.00%
***Global Socially Responsive Portfolio.....................          0.90%
 **Internet Portfolio.......................................          1.00%
   Balanced Portfolio.......................................          0.75%
   Managed Portfolio........................................          0.73%
   High-Yield Bond Portfolio................................          0.60%
***Total Return Portfolio...................................          0.55%

---------------

  * Because these portfolios have been in operation for less than a year, these are the fees that would be paid to the Advisor if the portfolios were in operation for a full year.
 ** Because these portfolios are not in operation, these are the fees that would be paid to the Advisor if the portfolios were in operation.
*** Because the portfolios commenced operation in 2002, these are the fees that would be paid to the Advisor if the portfolios were in operation for a full year.

THE PORTFOLIO MANAGERS

     The following chart sets forth certain information about each of the Portfolio Managers. The Portfolio Managers are responsible for the day-to-day management of the Portfolios. The Portfolio Managers typically manage assets for institutional investors and high net worth individuals. Collectively, the Portfolio Managers manage assets in excess of $450 billion for all clients, including Enterprise Accumulation Trust.


  NAME OF PORTFOLIO AND NAME            THE PORTFOLIO MANAGER'S
  AND ADDRESS OF PORTFOLIO MANAGER            EXPERIENCE                   PORTFOLIO MANAGERS
  Mid-Cap Growth Portfolio          Nicholas-Applegate was           Day-to-day management of this
                                    organized as a partnership in    Portfolio is performed by an
  Nicholas-Applegate Capital        1984. As of March 31, 2000, it   investment management team.
  Management                        had $27.5 billion under
  ("Nicholas-Applegate")            management. Usual account
  600 West Broadway                 minimum is $10 million for an
  San Diego, California 92101       institutional account.



  Multi-Cap Growth Portfolio        Alger has been an investment     Fred Alger and Dave Hyun are
                                    adviser since 1964. As of March  the individuals responsible for
  Fred Alger Management, Inc.       31, 2000, total assets under     the day- to-day management of
  ("Alger")                         management for all clients were  the Portfolio. Mr. Alger
  30 Montgomery Street              approximately $14 billion.       founded Alger in 1964 and has
  Jersey City, New Jersey 07302     Usual investment minimum is $5   served as Chairman since then.
                                    million.                         Since 2001, he has also served
                                                                     as President. Mr. Hyun has been
                                                                     employed by Alger since 2001 as
                                                                     Executive Vice President and
                                                                     Portfolio Manager. From
                                                                     2000-2001, Mr. Hyun served as a
                                                                     portfolio manager at
                                                                     Oppenheimer Fund. Mr. Hyun
                                                                     previously served at Alger from
                                                                     1991-1997 as an analyst and as
                                                                     Senior Vice President and
                                                                     Portfolio Manager at Alger from
                                                                     1997-2000.
  Small Company Growth Portfolio    Witter has provided investment   William D. Witter, President of
                                    advisory services since 1977.    Witter, and Paul B. Phillips,
  William D. Witter, Inc.           As of March 31, 2000 total       Managing Director of Witter,
  ("Witter")                        assets under management for all  are responsible for the
  One Citicorp Center               clients were $1.4 billion.       day-to-day management of the
  153 East 53rd Street              Usual investment minimum is $1   Portfolio. They have decades of
  New York, New York 10022          million.                         combined experience in the
                                                                     investment industry. Mr. Witter
                                                                     and Mr. Phillips have been
                                                                     employed in their present
                                                                     positions by Witter since 1977
                                                                     and 1996, respectively. Mr.
                                                                     Phillips previously worked at
                                                                     Bankers Trust Company from 1965
                                                                     to 1995, serving as Senior
                                                                     Portfolio Manager from 1986 to
                                                                     1995.
  Small Company Value Portfolio     Gabelli's predecessor, Gabelli   Mario J. Gabelli has served as
                                    & Company, Inc., was founded in  chief investment officer of
  Gabelli Asset Management          1977. As of March 31, 2000       GAMCO since its inception in
  Company                           total assets under management    1977 and is responsible for the
  ("GAMCO")                         for all clients were $22.3       day-to-day management of the
  One Corporate Center              billion. Usual investment        Portfolio. He has more than 29
  Rye, New York 10580               minimum is $1 million.           years' experience in the
                                                                     investment industry.

  NAME OF PORTFOLIO AND NAME            THE PORTFOLIO MANAGER'S
  AND ADDRESS OF PORTFOLIO MANAGER            EXPERIENCE                   PORTFOLIO MANAGERS
  Capital Appreciation Portfolio    The Board of Trustees named      Thomas F. Marsico is
                                    Marsico Fund Manager effective   responsible for the day-to-day
  Marsico Capital                   November 1, 1999. Marsico has    management of the Portfolio. He
  Management, LLC                   been providing investment        has more than 20 years of
  ("Marsico")                       counseling since 1997. As of     investment industry experience.
  1200 17th Street                  March 31, 2000, total assets     He founded Marsico in 1997 and
  Suite 1300                        under management for all         previously served as Portfolio
  Denver, Colorado 80202            clients were approximately       Manager for Janus Capital
                                    $12.8 billion. Usual investment  Corporation.
                                    minimum is $100 million.
  Equity Portfolio                  The Board of Trustees named TCW  Glen E. Bickerstaff is
                                    Portfolio Manager effective      responsible for the day-to-day
  TCW Investment Management         November 1, 1999. TCW was        management of the Portfolio and
  Company                           founded in 1971 and as of March  is a Managing Director of TCW,
  ("TCW")                           31, 2000, TCW and its            which he joined in May of 1998.
  865 South Figueroa Street         affiliated companies had         He has more than 20 years of
  Suite 1800                        approximately $80 billion under  investment industry experience,
  Los Angeles, California 90017     management. Usual investment     and he previously served as
                                    minimum for equity accounts is   Senior Portfolio Manager and
                                    $100 million.                    Vice President for Transamerica
                                                                     Investment Services.
  Equity Income Portfolio           1740 Advisers has provided       John V. Rock, President and
                                    investment advisory services     Director of 1740 Advisers, is
  1740 Advisers, Inc.               since 1971. 1740 Advisers is an  responsible for the day-to-day
  ("1740 Advisers")                 affiliate of the Advisor. Total  investment management of the
  1740 Broadway                     assets under management for      Portfolio and has more than 35
  New York, New York 10019          1740 Advisers as of March 31,    years' experience in the
                                    2000, were approximately $1.4    investment industry. He has
                                    billion. Usual investment        served as President of 1740
                                    minimum is $20 million.          Advisers since 1974.
  Growth Portfolio                  Montag & Caldwell and its        Ronald E. Canakaris, President
                                    predecessors have been engaged   and Chief Investment Officer of
  Montag & Caldwell, Inc.           in the business of providing     Montag & Caldwell, is
  ("Montag & Caldwell")             investment counseling to         responsible for the day-to-day
  3455 Peachtree Road, N.E.         individuals and institutions     investment management of the
  Suite 1200                        since 1945. Total assets under   Growth Portfolio and has more
  Atlanta, Georgia 30326-3248       management for all clients were  than 30 years' experience in
                                    approximately $24.1 billion as   the investment industry. He has
                                    of March 31, 2000. Usual         been President of Montag &
                                    investment minimum is $40        Caldwell for more than 16
                                    million.                         years.
  Growth and Income Portfolio       RSI has been providing           James P. Coughlin, President
                                    investment advisory services     and Chief Investment Officer of
  Retirement System Investors Inc.  since 1983. Total assets under   RSI, is responsible for the
  ("RSI")                           management for RSI were $1.0     day-to-day management of the
  2150 Post Road                    billion as of March 31, 2000.    Portfolio and has more than 30
  Fairfield, Connecticut 06430                                       years' experience in the
                                                                     investment industry. He has
                                                                     served as President and Chief
                                                                     Investment Officer of RSI since
                                                                     1989.
  Emerging Countries Portfolio      Nicholas-Applegate was           Day-to-day management of this
                                    organized as a partnership in    Portfolio is performed by an
  Nicholas-Applegate                1984. As of March 31, 2000, it   investment management team.
  600 West Broadway                 had $27.5 billion under
  San Diego, California 92101       management. Usual account
                                    minimum is $250,000 for
                                    institutional account.

  NAME OF PORTFOLIO AND NAME            THE PORTFOLIO MANAGER'S
  AND ADDRESS OF PORTFOLIO MANAGER            EXPERIENCE                   PORTFOLIO MANAGERS
  International Growth Portfolio    Vontobel has provided            Rajiv Jain, First Vice
                                    investment counseling since      President of Vontobel since
  Vontobel USA Inc.                 1984. Vontobel's assets under    2000, is responsible for the
  ("Vontobel")                      management for all clients were  day-to-day management of the
  450 Park Avenue                   $1.7 billion as of March 31,     Portfolio. Mr. Jain joined
  New York, New York 10022          2000. Usual investment minimum   Vontobel in 1994 as an Analyst
                                    is $10 million.                  and Associate Manager of
                                                                     Vontobel's global equity
                                                                     portfolios. In 1997 he became
                                                                     responsible for Vontobel's
                                                                     emerging markets equity product
                                                                     and in 1998 he was appointed
                                                                     Vice President. He has over 11
                                                                     years' experience in the
                                                                     investment industry.
  Worldwide Growth Portfolio        Nicholas-Applegate was           Day-to-day management of this
                                    organized as a partnership in    Portfolio is performed by an
  Nicholas-Applegate                1984. As of March 31, 2000, it   investment management team.
  600 West Broadway                 had $27.5 billion under
  San Diego, California 92101       management. Usual account
                                    minimum is $10 million for an
                                    institutional account.
  Global Financial Services         Sanford Bernstein was            The day-to-day management of
  Portfolio                         established in 2000 and as of    this Portfolio is performed by
                                    March 31, 2000 had $10 billion   Sanford Bernstein's
  Sanford C. Bernstein & Co., LLC   in assets under management.      International Value Equity
  ("Sanford Bernstein")             Usual investment minimum is $5   Policy Group, which is chaired
  1345 Avenue of the Americas       million.                         by Andrew S. Adelson, who has
  New York, New York 10105                                           more than 20 years' experience
                                                                     in the investment industry. He
                                                                     joined Sanford Bernstein in
                                                                     1980 and has served as Chief
                                                                     Investment Officer of
                                                                     International Value Equities
                                                                     since 2000. Prior to that, he
                                                                     served as Chief Investment
                                                                     Officer of International
                                                                     Investment Services since 1990.
  Global Health Care Portfolio      Nicholas-Applegate was           Day-to-day management of this
                                    organized as a partnership in    Portfolio is performed by an
  Nicholas-Applegate                1984. As of March 31, 2000, it   investment management team.
  600 West Broadway                 had $27.5 billion under
  San Diego, California 92101       management. Usual account
                                    minimum is $10 million for an
                                    institutional account.
  Global Socially Responsive        Rockefeller was incorporated in  Farha-Joyce Haboucha, Co-
  Portfolio                         1979 and as of March 31, 2000,   director of Socially Responsive
                                    had $4.1 billion under           Investments, is responsible for
  Rockefeller & Co., Inc.           management. Usual investment     day-to-day management of the
  ("Rockefeller")                   minimum is $10 million for       Portfolio. Ms. Haboucha has
  30 Rockefeller Plaza              separately managed accounts and  been employed by Rockefeller
  54th Floor                        $5 million for pooled            since 1997. She previously
  New York, New York 10112          investment vehicles.             served for 10 years as a Senior
                                                                     Portfolio Manager and
                                                                     Co-director of Socially
                                                                     Responsive Investment Services
                                                                     at Neuberger & Berman and has
                                                                     more than 18 years experience
                                                                     in the investment industry.

  NAME OF PORTFOLIO AND NAME            THE PORTFOLIO MANAGER'S
  AND ADDRESS OF PORTFOLIO MANAGER            EXPERIENCE                   PORTFOLIO MANAGERS
  Internet Portfolio                Alger has been an investment     Fred Alger and Dan Chung are
                                    adviser since 1964, and managed  the individuals responsible for
  Alger                             investments of approximately     the day-to-day management of
  30 Montgomery Street              $14 billion at March 31, 2000.   the Fund. Mr. Alger founded
  Jersey City, New Jersey 07302     Usual investment minimum is $5   Alger in 1964 and has served as
                                    million.                         Chairman since then. Since
                                                                     2001, he has also served as
                                                                     President. Mr. Chung has been
                                                                     employed by Alger since 1994 as
                                                                     Senior Vice President and
                                                                     Senior Analyst. Since 2001, Mr.
                                                                     Chung has served as Chief
                                                                     Investment Officer and
                                                                     previously served as Executive
                                                                     Vice President.
  Balanced Portfolio                Montag & Caldwell and its        Ronald E. Canakaris, President
                                    predecessors have been engaged   and Chief Investment Officer of
  Montag & Caldwell                 in the business of providing     Montag & Caldwell and Helen M.
  3455 Peachtree Road, N.E.         investment counseling to         Donahue, Assistant Vice
  Suite 1200                        individuals and institutions     President, are responsible for
  Atlanta, Georgia 30326-3248       since 1945. Total assets under   the day-to-day investment
                                    management for all clients were  management of the Balanced
                                    approximately $29.1 billion as   Portfolio. They have more than
                                    of December 31, 2000. Usual      36 years' combined experience
                                    investment minimum is $40        in the investment industry. Mr.
                                    million.                         Canakaris has been President of
                                                                     Montag & Caldwell for more than
                                                                     16 years. Ms. Donahue has
                                                                     served as Assistant Vice
                                                                     President since 1997.
  Managed Portfolio                 The two Portfolio Managers are   James Rullo, a partner of
                                    allocated net cash flows into    Wellington Management who has
  Wellington Management Company,    and redemptions out of the Fund  14 years of experience in the
  LLP                               on a 50/50 basis.                investment industry, is
  ("Wellington Management")                                          responsible for day-to-day
  75 State Street                   Wellington Management has        management of the Fund. He has
  Boston, Massachusetts 02109       provided investment counseling   been with Wellington since
    and                             services since 1928, and as of   1994.
  Sanford Bernstein                 December 31, 2000, had assets
  1345 Avenue of the Americas       under management for all         Day-to-day management of
  New York, New York                clients of over $274 billion.    Sanford Bernstein's portion of
  10105                             The usual minimum for separate   the Fund will be handled by
                                    account investment is generally  Sanford Bernstein's Structured
                                    $20 million.                     Equities Investment Policy
                                                                     Group, chaired by Steven
                                    Sanford Bernstein was            Pisarkiewicz, who has 15 years
                                    established in 2000 and as of    of experience in the investment
                                    December 31, had $10 billion in  industry. He joined Sanford
                                    assets under management. Usual   Bernstein in 1989 and assumed
                                    investment minimum is $5         his current position as Chief
                                    million.                         Investment Officer for
                                                                     Structured Equity Services in
                                                                     1998. He previously served as
                                                                     Managing Director of
                                                                     Institutional Services from
                                                                     1991 - 1997 and as Senior
                                                                     Portfolio Manager for U.S.
                                                                     Equity investment group from
                                                                     1997 - 1998.

  NAME OF PORTFOLIO AND NAME            THE PORTFOLIO MANAGER'S
  AND ADDRESS OF PORTFOLIO MANAGER            EXPERIENCE                   PORTFOLIO MANAGERS
  High-Yield Bond Portfolio         Caywood-Scholl has provided      James Caywood, Managing
                                    investment advice with respect   Director and Chief Investment
  Caywood-Scholl Capital            to high-yield, low grade fixed   Officer, and Tom Saake,
  Management                        income instruments since 1986.   Portfolio Manager, are
  ("Caywood-Scholl")                As of December 31, 2000 assets   responsible for day- to-day
  4350 Executive Drive, Suite 125   under management for all         management of the Portfolio.
  San Diego, California 92121       clients approximated $1.5        Mr. Caywood has more than 30
                                    billion. Usual investment        years' investment industry
                                    minimum is $3 million.           experience. He joined Caywood-
                                                                     Scholl in 1986 as Managing
                                                                     Director and Chief Investment
                                                                     Officer and has held those
                                                                     positions since 1986. Tom Saake
                                                                     has served as a Portfolio
                                                                     Manager with Caywood-Scholl
                                                                     since 1990. He has over 12
                                                                     years' experience.
  Total Return Portfolio            PIMCO has provided investment    William H. Gross leads a team
                                    counseling since 1971. As of     that manages the Portfolio. He
  Pacific Investment                March 31, 2001, assets under     is a Managing Director, Chief
  Management Company                management were $219.8 billion.  Investment Officer and a
  ("PIMCO")                         Usual account minimum is $75     founding partner of PIMCO. He
  840 Newport Center Drive, Suite   million.                         has been with PIMCO since 1971.
  300
  Newport Beach, California 92660

                              FINANCIAL HIGHLIGHTS
        (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:)


The financial highlights table is intended to help you understand the financial performance of the Portfolios. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment (assuming reinvestment of all dividends and distributions). Except as otherwise noted, this information has been audited by PricewaterhouseCoopers LLP, independent auditors. The financial statement and the independent auditors' report thereon are incorporated by reference into the Statement of Additional Information and may be obtained upon request. [2001 Financial Highlights to be included in a 485(b) filing]



                                                                (UNAUDITED)
                                                              FOR THE PERIOD
                                                              5/01/01 THROUGH
MID-CAP GROWTH PORTFOLIO                                         06/30/01
-----------------------------------------------------------------------------
Net asset value, beginning of period........................      $10.00
                                                                  ------
Income from investment operations:
Met investment income (loss)................................        0.00(C,D)
Net realized and unrealized gain (loss) on investments......       (0.37)
                                                                  ------
Total from investment operations............................       (0.37)
                                                                  ------
Less dividends and distributions:
Dividends from net investment income........................          --
Distributions from capital gains............................          --
                                                                  ------
Total distributions.........................................          --
                                                                  ------
Net asset value, end of period..............................      $ 9.63
                                                                  ------
Total return................................................       (3.70)%(B)
Net assets end of period (000)..............................      $  654
Ratio of expenses to average net assets.....................        1.15%(A)
Ratio of expenses to average net assets (excluding
 reimbursement).............................................        7.30%(A)
Ratio of net investment income (loss) to average net
 assets.....................................................        0.30%(A)
Ratio of net investment income (loss) to average net assets
 (excluding reimbursement)..................................       (5.84)%(A)
Portfolio turnover..........................................           5%


                                                              (UNAUDITED)
                                                               SIX MONTHS
                                                                 ENDED         YEAR ENDED      FOR THE PERIOD
                                                                JUNE 30,      DECEMBER 31,     7/15/99 THROUGH
MULTI-CAP GROWTH PORTFOLIO                                        2001            2000            12/31/99
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................    $  10.15        $  14.63           $  5.00
                                                              ------------------------------------------------
Income from investment operations:
Net investment income (loss)................................       (0.00)(C,D)       (0.02)(C)       (0.01)(C)
Net realized and unrealized gain (loss) on investments......       (1.16)          (4.45)             9.64
                                                              ------------------------------------------------
Total from investment operations............................       (1.16)          (4.47)             9.63
                                                              ------------------------------------------------
Less dividends and distributions:
Dividends from net investment income........................          --              --                --
Distributions from capital gains............................          --           (0.01)               --
                                                              ------------------------------------------------
Total distributions.........................................          --           (0.01)               --
                                                              ------------------------------------------------
Net asset value, end of period..............................    $   8.99        $  10.15           $ 14.63
                                                              ------------------------------------------------
Total return................................................      (11.43)%(B)      (30.59)%         192.60%(B)
Net assets end of period (000)..............................    $111,712        $128,714           $47,960
Ratio of expenses to average net assets.....................        1.10%(A)        1.10%             1.40%(A)
Ratio of expenses to average net assets (excluding
 reimbursement).............................................        1.10%(A)        1.10%             1.52%(A)
Ratio of net investment income (loss) to average net
 assets.....................................................       (0.07)%(A)       (0.13)%          (0.21)(A)
Ratio of net investment income (loss) to average net assets
 (excluding reimbursement)..................................       (0.07)%(A)       (0.13)%          (0.32)(A)
Portfolio turnover..........................................          40%            128%               21%

        (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:)

                                                             (UNAUDITED)       YEAR ENDED      YEAR ENDED      FOR THE PERIOD
                                                           SIX MONTHS ENDED   DECEMBER 31,    DECEMBER 31,    12/01/98 THROUGH
SMALL COMPANY GROWTH PORTFOLIO                              JUNE 30, 2001         2000            1999            12/31/98
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.....................      $  8.60          $  8.50         $  5.46           $  5.00
                                                           -------------------------------------------------------------------
Income from investment operations:(E)
Net investment income (loss).............................        (0.02)(C)        (0.03)(C)       (0.05)(C)            --
Net realized and unrealized gain (loss) on investments...        (0.12)            0.20            3.09              0.46
                                                           -------------------------------------------------------------------
Total from investment operations.........................        (0.14)            0.17            3.04              0.46
                                                           -------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income.....................           --               --              --                --
Distributions from capital gains.........................           --            (0.07)             --                --
                                                           -------------------------------------------------------------------
Total distributions......................................           --            (0.07)             --                --
                                                           -------------------------------------------------------------------
Net asset value, end of period...........................      $  8.46          $  8.60         $  8.50           $  5.46
                                                           -------------------------------------------------------------------
Total return.............................................        (1.63)%(B)        1.90%          55.68%             9.20%(B)
Net assets end of period (000)...........................      $82,855          $82,061         $23,429           $   469
Ratio of expenses to average net assets..................         1.10%(A)         1.11%           1.40%             1.40%(A)
Ratio of expenses to average net assets (excluding
 reimbursement)..........................................         1.10%(A)         1.11%           1.55%            60.67%(A)
Ratio of net investment income (loss) to average net
 assets..................................................        (0.57)%(A)       (0.32)%         (0.81)%           (1.26)%(A)
Ratio of net investment income (loss) to average net
 assets (excluding reimbursement)........................        (0.57)%(A)       (0.32)%         (0.96)%          (60.54)%(A)
Portfolio turnover.......................................           21%              47%             37%                4%

                                                       (UNAUDITED)                   FOR THE YEARS ENDED DECEMBER 31,
                                                     SIX MONTHS ENDED    --------------------------------------------------------
SMALL COMPANY VALUE PORTFOLIO                         JUNE 30, 2001        2000        1999        1998        1997        1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...............      $  26.19        $  31.45    $  27.36    $  26.70    $  20.22    $  18.48
                                                     ----------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss).......................          0.05(C)         0.07(C)     0.04(C)     0.16        0.05        0.25
Net realized and unrealized gain (loss) on
 investments.......................................          2.53            0.71        6.27        2.33        8.91        1.82
                                                     ----------------------------------------------------------------------------
Total from investment operations...................          2.58            0.78        6.31        2.49        8.96        2.07
                                                     ----------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income...............            --           (0.05)      (0.16)      (0.08)      (0.15)      (0.12)
Distributions from capital gains...................            --           (5.99)      (2.06)      (1.75)      (2.33)      (0.21)
                                                     ----------------------------------------------------------------------------
Total distributions................................            --           (6.04)      (2.22)      (1.83)      (2.48)      (0.33)
                                                     ----------------------------------------------------------------------------
Net asset value, end of period.....................      $  28.77        $  26.19    $  31.45    $  27.36    $  26.70    $  20.22
                                                     ----------------------------------------------------------------------------
Total return.......................................          9.85%(B)        2.52%      24.02%       9.61%      44.32%      11.21%
Net assets end of period (000).....................      $377,324        $351,270    $455,563    $406,801    $365,266    $192,704
Ratio of expenses to average net assets............          0.90%(A)        0.89%       0.84%       0.85%       0.86%       0.84%
Ratio of expenses to average net assets (excluding
 reimbursement)....................................          0.90%(A)        0.89%       0.84%       0.85%       0.86%       0.84%
Ratio of net investment income (loss) to average
 net assets........................................          0.38%(A)        0.23%       0.12%       0.56%       0.21%       1.35%
Ratio of net investment income (loss) to average
 net assets (excluding reimbursement)..............          0.38%(A)        0.23%       0.12%       0.56%       0.21%       1.35%
Portfolio turnover.................................            16%             41%         23%         37%         58%        137%

        (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:)

                                                                 (UNAUDITED)       YEAR ENDED     YEAR ENDED      FOR THE PERIOD
                                                               SIX MONTHS ENDED   DECEMBER 31,   DECEMBER 31,    12/01/98 THROUGH
CAPITAL APPRECIATION PORTFOLIO                                  JUNE 30, 2001         2000           1999           12/31/1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................       $  7.09          $  8.65        $  5.57           $  5.00
                                                               ------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)................................         (0.00)(C,D)       0.05(C)       (0.03)(C)            --
Net realized and unrealized gain (loss) on investments......         (0.90)           (1.20)          3.11              0.57
                                                               ------------------------------------------------------------------
Total from investment operations............................         (0.90)           (1.15)          3.08              0.57
                                                               ------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income........................            --               --             --                --
Distributions from capital gains............................            --            (0.41)            --                --
                                                               ------------------------------------------------------------------
Total distributions.........................................            --            (0.41)            --                --
                                                               ------------------------------------------------------------------
Net asset value, end of period..............................       $  6.19          $  7.09        $  8.65           $  5.57
                                                               ------------------------------------------------------------------
Total return................................................        (12.69)%(B)      (13.82)%        55.30%            11.40%(B)
Net assets end of period (000)..............................       $64,139          $72,982        $33,129           $   511
Ratio of expenses to average net assets.....................          0.85%(A)         0.86%          1.16%             1.30%(A)
Ratio of expenses to average net assets (excluding
 reimbursement).............................................          0.85%(A)         0.86%          1.16%            63.71%(A)
Ratio of net investment income (loss) to average net
 assets.....................................................         (0.00)%(A)        0.62%         (0.41)%           (0.95)%(A)
Ratio of net investment income (loss) to average net assets
 (excluding reimbursement)..................................         (0.00)%(A)        0.62%         (0.41)%          (63.36)%(A)
Portfolio turnover..........................................            50%             123%           247%                1%

                                                       (UNAUDITED)                  FOR THE YEARS ENDED DECEMBER 31,
                                                     SIX MONTHS ENDED   ---------------------------------------------------------
EQUITY PORTFOLIO                                      JUNE 30, 2001       2000           1999        1998       1997       1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............       $  27.92       $  38.62       $  36.82    $  35.09   $  28.86   $  23.35
                                                     ----------------------------------------------------------------------------
Income from investment operations:(E)
Net investment income (loss)......................          (0.08)(C)      (0.21)(C)       0.23(C)     0.46       0.30       0.37
Net realized and unrealized gain (loss) on
 investments......................................          (3.53)          0.27           4.86        3.00       7.13       5.52
                                                     ----------------------------------------------------------------------------
Total from investment operations..................          (3.61)          0.06           5.09        3.46       7.43       5.89
                                                     ----------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income..............             --          (0.29)         (0.52)      (0.37)     (0.32)     (0.09)
Distributions from capital gains..................             --         (10.47)         (2.77)      (1.36)     (0.88)     (0.29)
                                                     ----------------------------------------------------------------------------
Total distributions...............................             --         (10.76)         (3.29)      (1.73)     (1.20)     (0.38)
                                                     ----------------------------------------------------------------------------
Net asset value, end of period....................       $  24.31       $  27.92       $  38.62    $  36.82   $  35.09   $  28.86
                                                     ----------------------------------------------------------------------------
Total return......................................         (12.93)%(B)     (5.18)%        15.61%       9.90%     25.76%     25.22%
Net assets end of period (000)....................       $398,838       $487,915       $587,324    $621,338   $517,803   $314,907
Ratio of expenses to average net assets...........           0.88%(A)       0.87%          0.82%       0.83%      0.84%      0.81%
Ratio of expenses to average net assets (excluding
 reimbursement)...................................           0.88%(A)       0.87%          0.82%       0.83%      0.84%      0.81%
Ratio of net investment income (loss) to average
 net assets.......................................          (0.67)%(A)     (0.55)%         0.63%       1.42%      1.42%      1.94%
Ratio of net investment income (loss) to average
 net assets (excluding reimbursement).............          (0.67)%(A)     (0.55)%         0.63%       1.42%      1.42%      1.94%
Portfolio turnover................................             16%            44%           155%         30%        17%        30%

        (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:)

                                                                (UNAUDITED)       YEAR ENDED     YEAR ENDED     FOR THE PERIOD
                                                              SIX MONTHS ENDED   DECEMBER 31,   DECEMBER 31,   12/01/98 THROUGH
EQUITY INCOME PORTFOLIO                                        JUNE 30, 2001         2000           1999           12/31/98
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................      $  5.69          $  5.37        $  5.09           $ 5.00
                                                              -----------------------------------------------------------------
Income from investment operations:
Net investment income (loss)................................         0.04             0.08(C)        0.06(C)            --
Net realized and unrealized gain (loss) on investments......        (0.43)            0.26           0.23             0.09
                                                              -----------------------------------------------------------------
Total from investment operations............................        (0.39)            0.34           0.29             0.09
                                                              -----------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income........................           --            (0.02)         (0.01)              --
Distributions from capital gains............................           --               --             --               --
                                                              -----------------------------------------------------------------
Total distributions.........................................           --            (0.02)         (0.01)              --
                                                              -----------------------------------------------------------------
Net asset value, end of period..............................      $  5.30          $  5.69        $  5.37           $ 5.09
                                                              -----------------------------------------------------------------
Total return................................................        (6.85)%(B)        6.45%          5.70%            1.80%(B)
Net assets end of period (000)..............................      $37,287          $32,829        $27,997           $  465
Ratio of expenses to average net assets.....................         0.89%(A)         0.88%          1.05%            1.05%(A)
Ratio of expenses to average net assets (excluding
 reimbursement).............................................         0.89%(A)         0.88%          1.20%           66.67%(A)
Ratio of net investment income (loss) to average net
 assets.....................................................         1.45%(A)         1.43%          1.21%            0.54%(A)
Ratio of net investment income (loss) to average net assets
 (excluding reimbursement)..................................         1.45%(A)         1.43%          1.06%          (65.07)%(A)
Portfolio turnover..........................................           19%              37%            18%               0%

                                                                 (UNAUDITED)       YEAR ENDED     YEAR ENDED     FOR THE PERIOD
                                                               SIX MONTHS ENDED   DECEMBER 31,   DECEMBER 31,   12/01/98 THROUGH
GROWTH PORTFOLIO                                                JUNE 30, 2001         2000           1999           12/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................       $   5.99         $   6.56       $   5.27         $  5.00
                                                               -----------------------------------------------------------------
Income from investment operations:
Net investment income (loss)................................           0.01(C)          0.03(C)        0.02(C)         0.00
Net realized and unrealized gain (loss) on investments......          (0.74)           (0.54)          1.27            0.27
                                                               -----------------------------------------------------------------
Total from investment operations............................          (0.73)           (0.51)          1.29            0.27
                                                               -----------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income........................             --            (0.01)            --              --
Distributions from capital gains............................             --            (0.05)            --              --
                                                               -----------------------------------------------------------------
Total distributions.........................................             --            (0.06)            --              --
                                                               -----------------------------------------------------------------
Net asset value, end of period..............................       $   5.26         $   5.99       $   6.56         $  5.27
                                                               -----------------------------------------------------------------
Total return................................................         (12.19)%(B)       (7.79)%        24.48%           5.40%(B)
Net assets end of period (000)..............................       $283,840         $319,207       $230,720         $ 1,943
Ratio of expenses to average net assets.....................           0.84%(A)         0.83%          0.84%           1.15%(A)
Ratio of expenses to average net assets (excluding
 reimbursement).............................................           0.84%(A)         0.83%          0.84%          25.33%(A)
Ratio of net investment income (loss) to average net
 assets.....................................................           0.26%(A)         0.45%          0.29%          (0.25)%(A)
Ratio of net investment income (loss) to average net assets
 (excluding reimbursement)..................................           0.26%(A)         0.45%          0.29%         (24.43)%(A)
Portfolio turnover..........................................             28%              56%            30%              1%

        (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:)

                                                                (UNAUDITED)       YEAR ENDED     YEAR ENDED     FOR THE PERIOD
                                                              SIX MONTHS ENDED   DECEMBER 31,   DECEMBER 31,   12/01/98 THROUGH
GROWTH AND INCOME PORTFOLIO                                    JUNE 30, 2001         2000           1999           12/31/98
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................      $   6.20         $   6.16       $  5.11           $ 5.00
                                                              -----------------------------------------------------------------
Income from investment operations:
Net investment income (loss)................................          0.03(C)          0.07(C)       0.07(C)          0.00
Net realized and unrealized gain (loss) on investments......         (0.57)           (0.01)         0.98             0.11
                                                              -----------------------------------------------------------------
Total from investment operations............................         (0.54)            0.06          1.05             0.11
                                                              -----------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income........................            --            (0.02)           --               --
Distributions from capital gains............................            --            (0.00)(D)      0.00(D)            --
                                                              -----------------------------------------------------------------
Total distributions.........................................            --            (0.02)           --               --
                                                              -----------------------------------------------------------------
Net asset value, end of period..............................      $   5.66         $   6.20       $  6.16           $ 5.11
                                                              -----------------------------------------------------------------
Total return................................................         (8.71)%(B)        0.91%        20.55%            2.20%(B)
Net assets end of period (000)..............................      $172,810         $171,353       $89,887           $  537
Ratio of expenses to average net assets.....................          0.85%(A)         0.85%         0.94%            1.05%(A)
Ratio of expenses to average net assets (excluding
 reimbursement).............................................          0.85%(A)         0.85%         0.94%           60.68%(A)
Ratio of net investment income (loss) to average net
 assets.....................................................          1.03%(A)         1.09%         1.22%           (0.45)%(A)
Ratio of net investment income (loss) to average net assets
 (excluding reimbursement)..................................          1.03%(A)         1.09%         1.22%           60.08%(A)
Portfolio turnover..........................................             2%               6%            1%               9%

                                                                (UNAUDITED)
                                                               FOR THE PERIOD
                                                              5/01/01 THROUGH
EMERGING COUNTRIES PORTFOLIO                                      06/30/01
------------------------------------------------------------------------------
Net asset value, beginning of period........................      $ 10.00
                                                                  -------
Income from investment operations:
Net investment income (loss)................................         0.01(C)
Net realized and unrealized gain (loss) on investments......        (0.45)
                                                                  -------
Total from investment operations............................        (0.44)
                                                                  -------
Less dividends and distributions:
Dividends from net investment income........................           --
Distributions from capital gains............................           --
                                                                  -------
Total distributions.........................................           --
                                                                  -------
Net asset value, end of period..............................      $  9.56
                                                                  -------
Total return................................................        (4.40)%(B)
Net assets end of period (000)..............................      $   315
Ratio of expenses to average net assets.....................         1.80%(A)
Ratio of expenses to average net assets (excluding
 reimbursement).............................................        17.30%(A)
Ratio of net investment income (loss) to average net
 assets.....................................................         0.84%(A)
Ratio of net investment income (loss) to average net assets
 (excluding reimbursement)..................................       (14.66)%(A)
Portfolio turnover..........................................            1%

        (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:)

                                          (UNAUDITED)                         FOR THE YEARS ENDED DECEMBER 31,
                                        SIX MONTHS ENDED   ----------------------------------------------------------------------
INTERNATIONAL GROWTH PORTFOLIO           JUNE 30, 2001        2000              1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period...............................      $  6.94        $     9.29        $     6.74    $     6.18    $     6.05    $     5.39
                                        -----------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)..........         0.02(C)          (0.01)(C)          0.03(C)       0.06          0.06          0.05
Net realized and unrealized gain
 (loss) on investments................        (1.47)            (1.57)             2.74          0.84          0.26          0.63
                                        -----------------------------------------------------------------------------------------
Total from investment operations......        (1.45)            (1.58)             2.77          0.90          0.32          0.68
                                        -----------------------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment
 income...............................           --             (0.02)            (0.12)        (0.07)        (0.04)           --
Distributions from capital gains......           --             (0.75)            (0.10)        (0.27)        (0.15)        (0.02)
                                        -----------------------------------------------------------------------------------------
Total distributions...................           --             (0.77)            (0.22)        (0.34)        (0.19)        (0.02)
                                        -----------------------------------------------------------------------------------------
Net asset value, end of period........      $  5.49        $     6.94        $     9.29    $     6.74    $     6.18    $     6.05
                                        -----------------------------------------------------------------------------------------
Total return..........................       (20.89)%(B)       (17.21)%           42.12%        14.83%         5.26%        12.65%
Net assets end of period (000)........      $73,625        $  100,550        $  134,255    $   91,794    $   78,148    $   52,768
Ratio of expenses to average net
 assets...............................         1.08%(A)          1.04%             1.01%         1.22%         1.19%         1.38%
Ratio of expenses to average net
 assets (excluding reimbursement).....         1.08%(A)          1.04%             1.01%         1.22%         1.19%         1.38%
Ratio of net investment income (loss)
 to average net assets................         0.80%(A)         (0.06)%            0.41%         1.04%         1.34%         1.32%
Ratio of net investment income (loss)
 to average net assets (excluding
 reimbursement).......................         0.80%(A)         (0.06)%            0.41%         1.04%         1.34%         1.32%
Portfolio turnover....................           47%               73%              129%           55%           28%           21%

                                                                (UNAUDITED)
                                                               FOR THE PERIOD
                                                              5/01/01 THROUGH
WORLDWIDE GROWTH PORTFOLIO                                        06/30/01
------------------------------------------------------------------------------
Net asset value, beginning of period........................      $ 10.00
                                                                  -------
Income from investment operations:
Net investment income (loss)................................         0.02(C)
Net realized and unrealized gain (loss) on investments......         0.05
                                                                  -------
Total from investment operations............................        (0.07)
                                                                  -------
Less dividends and distributions:
Dividends from net investment income........................           --
Distributions from capital gains............................           --
                                                                  -------
Total distributions.........................................           --
                                                                  -------
Net asset value, end of period..............................      $ 10.07
                                                                  -------
Total return................................................         0.70%(B)
Net assets end of period (000)..............................      $   425
Ratio of expenses to average net assets.....................         1.40%(A)
Ratio of expenses to average net assets (excluding
 reimbursement).............................................        20.76%(A)
Ratio of net investment income (loss) to average net
 assets.....................................................         1.45%(A)
Ratio of net investment income (loss) to average net assets
 (excluding reimbursement)..................................       (17.91)%(A)
Portfolio turnover..........................................            2%

        (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:)

                                                                (UNAUDITED)       YEAR ENDED    FOR THE PERIOD
                                                              SIX MONTHS ENDED   DECEMBER 31,   7/15/99 THROUGH
BALANCED PORTFOLIO                                             JUNE 30, 2001         2000          12/31/99
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................      $  5.14          $  5.20          $ 5.00
                                                              -------------------------------------------------
Income from investment operations:
Net investment income (loss)................................         0.05(C)          0.11(C)         0.04(C)
Net realized and unrealized gain (loss) on investments......        (0.38)           (0.14)           0.16
                                                              -------------------------------------------------
Total from investment operations............................        (0.33)           (0.03)           0.20
                                                              -------------------------------------------------
Less dividends and distributions:
Dividends from net investment income........................           --            (0.01)             --
Distributions from capital gains............................           --            (0.02)             --
                                                              -------------------------------------------------
Total distributions.........................................           --            (0.03)             --
                                                              -------------------------------------------------
Net asset value, end of period..............................      $  4.81          $  5.14          $ 5.20
                                                              -------------------------------------------------
Total return................................................        (6.42)%(B)       (0.49)%          4.00%(B)
Net assets end of period (000)..............................      $18,760          $17,163          $9,886
Ratio of expenses to average net assets.....................         0.91%(A)         0.95%           0.95%(A)
Ratio of expenses to average net assets (excluding
 reimbursement).............................................         0.91%(A)         0.95%           1.89%(A)
Ratio of net investment income (loss) to average net
 assets.....................................................         2.14%(A)         2.18%           1.93%(A)
Ratio of net investment income (loss) to average net assets
 (excluding reimbursement)..................................         2.14%(A)         2.18%           0.99%(A)
Portfolio turnover..........................................           23%              56%             13%

                                             (UNAUDITED)                        FOR THE YEARS ENDED DECEMBER 31,
                                           SIX MONTHS ENDED    ------------------------------------------------------------------
MANAGED PORTFOLIO                           JUNE 30, 2001         2000          1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...       $    24.19       $    36.30    $    40.56    $    40.78    $    34.31    $    28.06
                                           --------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)...........             0.06(C)          0.45(C)       0.50(C)       0.71          0.35          0.59
Net realized and unrealized gain (loss)
 on investments........................            (1.29)           (0.23)         2.65          2.53          8.06          5.99
                                           --------------------------------------------------------------------------------------
Total from investment operations.......            (1.23)            0.22          3.15          3.24          8.41          6.58
                                           --------------------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income...               --            (0.75)        (0.79)        (0.43)        (0.55)        (0.06)
Distributions from capital gains.......               --           (11.58)        (6.62)        (3.03)        (1.39)        (0.27)
                                           --------------------------------------------------------------------------------------
Total distributions....................               --           (12.33)        (7.41)        (3.46)        (1.94)        (0.33)
                                           --------------------------------------------------------------------------------------
Net asset value, end of period.........       $    22.06       $    24.19    $    36.30    $    40.56    $    40.78    $    34.31
                                           --------------------------------------------------------------------------------------
Total return...........................            (5.08)%(B)        1.46%         9.22%         7.95%        24.50%        23.47%
Net assets end of period (000).........       $1,255,449       $1,452,864    $2,292,467    $2,739,305    $2,672,932    $1,935,343
Ratio of expenses to average net
 assets................................             0.83%(A)         0.82%         0.76%         0.76%         0.76%         0.74%
Ratio of expenses to average net assets
 (excluding reimbursement).............             0.83%(A)         0.82%         0.76%         0.76%         0.76%         0.74%
Ratio of net investment income (loss)
 to average net assets.................             0.52%(A)         1.44%         1.23%         1.66%         1.14%         2.16%
Ratio of net investment income (loss)
 to average net assets (excluding
 reimbursement)........................             0.52%(A)         1.44%         1.23%         1.66%         1.14%         2.16%
Portfolio turnover.....................               89%              19%           90%           46%           32%           29%

        (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:)

                                                (UNAUDITED)                          YEAR ENDED DECEMBER 31,
                                              SIX MONTHS ENDED   ----------------------------------------------------------------
HIGH-YIELD BOND PORTFOLIO                      JUNE 30, 2001      2000        1999        1998       1997       1996
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........      $  4.48        $  5.06    $   5.37    $   5.71    $  5.51    $  5.31
                                              ------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)................         0.21           0.46(C)     0.46(C)     0.46       0.51       0.45
Net realized and unrealized gain (loss) on
 investments................................        (0.04)         (0.58)      (0.26)      (0.26)      0.20       0.21
                                              ------------------------------------------------------------------------
Total from investment operations............        (0.17)         (0.12)       0.20        0.20       0.71       0.66
                                              ------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income........        (0.21)         (0.46)      (0.46)      (0.46)     (0.51)     (0.45)
Distributions from capital gains............           --             --       (0.05)      (0.08)        --      (0.01)
                                              ------------------------------------------------------------------------
Total distributions.........................        (0.21)         (0.46)      (0.51)      (0.54)     (0.51)     (0.46)
                                              ------------------------------------------------------------------------
Net asset value, end of period..............      $  4.44        $  4.48    $   5.06    $   5.37    $  5.71    $  5.51
                                              ------------------------------------------------------------------------
Total return................................         3.62%(B)      (2.52)%      3.86%       3.60%     13.38%     12.95%
Net assets end of period (000)..............      $99,603        $88,336    $109,816    $101,865    $68,364    $34,411
Ratio of expenses to average net assets.....         0.77%(A)       0.75%       0.69%       0.72%      0.77%      0.85%
Ratio of expenses to average net assets
 (excluding reimbursement)..................         0.77%(A)       0.75%       0.69%       0.72%      0.77%      0.94%
Ratio of net investment income (loss) to
 average net assets.........................         9.00%(A)       9.57%       8.76%       8.19%      8.47%      8.57%
Ratio of net investment income (loss) to
 average net assets (excluding
 reimbursement).............................         9.00%(A)       9.57%       8.76%       8.19%      8.47%      8.48%
Portfolio turnover..........................           41%            54%         97%        109%       175%       175%

A Annualized
B Not annualized
C Based on average shares outstanding.
D Less than $.01 per share.
E Per share income from investment operations may vary from anticipated results due to the timing of purchases and redemptions.

                              FOR MORE INFORMATION

     The following documents contain more information about the Portfolios and are available free of charge upon request:

         Annual/Semi-annual Reports.   Contain financial statements, performance
     data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance during the last fiscal year.

         Statement of Additional Information (SAI).   Contains additional
     information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

     You may obtain copies of these documents or ask questions about the Portfolios by contacting:

              MONY Life Insurance Company of New York
              Mail Drop 9-34
              1740 Broadway
              New York, New York 10019
              1-800-487-6669

     Inquiries concerning management and investment policies of the Portfolios should be directed to:

              Enterprise Capital Management, Inc.
              Atlanta Financial Center
              3343 Peachtree Road, Suite 450
              Atlanta, GA 30326
              1-800-432-4320

     Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (800) SEC-0330 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

     You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
File No. 811-05543

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                          ENTERPRISE ACCUMULATION TRUST

                            Atlanta Financial Center
                         3343 Peachtree Road, Suite 450
                           Atlanta, Georgia 30326-1022
                                 1-800-432-4320

                       STATEMENT OF ADDITIONAL INFORMATION

AGGRESSIVE STOCK PORTFOLIOS

         Mid-Cap Growth Portfolio
         Multi-Cap Growth Portfolio
         Small Company Growth Portfolio
         Small Company Value Portfolio

STOCK PORTFOLIOS

         Capital Appreciation Portfolio
         Equity Portfolio
         Equity Income Portfolio
         Growth Portfolio
         Growth and Income Portfolio

INTERNATIONAL/GLOBAL PORTFOLIOS:

         Emerging Countries Portfolio
         International Growth Portfolio
         Worldwide Growth Portfolio

SECTOR/SPECIALTY PORTFOLIOS

         Global Financial Services Portfolio
         Global Health Care Portfolio
         Global Socially Responsive Portfolio
         Internet Portfolio

DOMESTIC HYBRID PORTFOLIOS:

         Balanced Portfolio
         Managed Portfolio

INCOME PORTFOLIOS:

         High-Yield Bond Portfolio
         Total Return Portfolio


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Enterprise Accumulation Trust (the "Trust") dated May 1, 2002, which has been filed with the Securities and Exchange Commission. The Trust sells shares to variable accounts and MONY Life Insurance Company of America ("MONY America") ("Variable Accounts") that were established to fund certain Flexible Payment Variable Annuity and Life Insurance contracts (the "Contracts). Holders of the Contracts ("Contractholders") can obtain copies of the Trust's Prospectus by writing to MONY, Mail Drop 9-34, 1740 Broadway, New York, NY 10019 or by calling MONY at 1-800-487-6669.


         The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus.


         The date of this Statement of Additional Information is May 1, 2002.

                                 TABLE OF CONTENTS

                                                                                           Page No.
                                                                                           --------
General Information and History................................................................1

Investment Objectives and Policies.............................................................1

Certain Investment Securities, Techniques and Associated Risks.................................8
         Mortgage-Related Securities and Asset-Backed Securities...............................9
         Short Term Investments...............................................................10
         Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities....10
         Information on Time Deposits and Variable Rate Notes.................................10
         Insured Bank Obligations.............................................................11
         High-Yield Securities................................................................11
         REITs    ............................................................................13
         Hedging Transactions.................................................................13
         Certain Securities...................................................................13
         Foreign Currency Values and Transactions.............................................17
         Certain Other Securities.............................................................18
         Forward Commitments..................................................................27
         Temporary Defensive Tactics..........................................................28

Investment Restrictions.......................................................................28

Portfolio Turnover............................................................................30

Management of the Trust.......................................................................31

Investment Advisory and Other Services........................................................35
         Investment Advisory Agreement........................................................35
         Portfolio Manager Arrangements.......................................................37

Purchase, Redemption and Pricing of Securities Being Offered..................................40
         Purchase of Shares...................................................................40
         Redemption of Shares.................................................................40
         Determination of Net Asset Value.....................................................42

Portfolio Transactions and Brokerage..........................................................42

Performance Comparisons.......................................................................45

Dividends, Distributions and Taxes............................................................49

Additional Information........................................................................39

Custodian, Transfer and Dividend Disbursing Agent.............................................41

Independent Accountants.......................................................................41

Financial Statements..........................................................................41

Appendix A....................................................................................42

Appendix B....................................................................................44

                         GENERAL INFORMATION AND HISTORY

         The Trust was organized as a Massachusetts business trust under the name Quest for Value Accumulation Trust on March 2, 1988, and is registered with the Securities and Exchange Commission (the "SEC") as an open-end diversified management investment company. On September 16, 1994, it changed its name to Enterprise Accumulation Trust. The Trust's common stock is divided into separate classes, each of which representing shares of a separate portfolio (each a "Portfolio," and collectively, the Portfolios).


                             INVESTMENT STRATEGIES

         The following information is provided for these investors wishing to have more comprehensive information than that contained in the Prospectus.

         [Investors should refer to Appendix A to this Statement of Additional Information for a description of the Moody's Investors Service, Inc. (Moody's) and Standard & Poor's (S&P) ratings mentioned below.]

         Internet Portfolio. The Internet Portfolio normally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies engaged in the Internet, intranet and e-commerce enterprises as well as those that develop services and products for the Internet and those that make significant use of the Internet for delivery of services and products. equity securities. In choosing which companies' stock the Portfolio should purchase, the Portfolio Manager invests in those companies listed on a U.S. securities exchange or NASDAQ which are engaged in the research, design, development or manufacturing, or engaged to a significant extent in the business of distributing products, processes or services for use with Internet or Intranet related businesses. The Portfolio may also invest in other "high tech" companies. The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents. An Intranet is the application of WWW tools and concepts to a company's internal documents and databases. Other "high tech" companies may include firms in the computer, communication, video, electronic, office and factory automation and robotics sectors.

        Global Financial Services Portfolio. The Global Financial Services Portfolio invests almost exclusively in financial services stocks with average holdings of between 55 and 75 stocks. At least 80% of net assets (plus any borrowings for investment purposes) of the Portfolio will normally be invested in financial services stocks. In addition, the Portfolio primarily invests in U.S. financial services companies. Other countries eligible for inclusion into this Portfolio will be limited to the developed market as represented by the MSCI EAFE Index with Canada. The Portfolio Manager will not make investments in emerging markets. The Portfolio is broadly diversified geographically, typically with holdings in ten or more foreign countries. The vast majority of the investments are made in common and preferred stocks with a fully invested posture being the norm. Individual security positions are controlled so that no single holding will dominate the Portfolio.


         The Portfolio Manager employs a centralized investment approach in all portfolios. The Global Investment Policy Group uses its many years of experience and market memory to review analysts' latest research findings and forecasts. The group integrates the work of analysts, economists and the quantitative group, systematically applying valuation and portfolio construction processes to select securities. The Portfolio Managers then apply the Investment Policy Group's decisions, deviating only to conform to Portfolio objectives.


         The Portfolio Manager employs analysts who take an intensive, long-term approach to forecasting earnings power and growth. Organized in global industry teams so that they can discern companies' strategies, cost pressures and competition in a global context, the Portfolio Manager's analysts are centrally located so that the senior professionals can control the quality of their findings.

         Global Health Care Portfolio. This Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in health care sector equities. Normally, the Portfolio will invest the remainder of its assets in equity securities of other companies it believes will benefit from developments in the health care sector. The Portfolio considers the health care sector to include any company that designs, manufactures or sells products or services used for or in connection with health care or medicine, so long as the company derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the health care sector. As an example, these companies can include pharmaceutical companies, biotechnology research firms, medical product sales companies and health care facility operators. The Portfolio normally will invest at least 65% of its assets in the equity securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of companies in the United States. In analyzing specific companies for possible investment, the Portfolio Manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Portfolio Manager considers whether to sell a particular security when any of those factors materially changes. The Portfolio Manager allocates the Portfolio's assets among securities of countries that are expected to provide the best opportunities for meeting the Portfolio's investment objective.

         Small Company Growth Fund. The Small Company Growth Portfolio normally invests at least 80% of its total assets in common stocks of small capitalization companies with above-average growth characteristics that are reasonably valued. These companies have a market capitalization of up to $1.5 billion. The Portfolio Manager uses a disciplined approach in evaluating growth companies. It relates the expected growth rate in earnings to the price-earnings ratio of the stock. Generally, the Portfolio Manager will not buy a stock if its price-earnings ratio exceeds its growth rate. By using this valuation parameter, the Portfolio Manager believes it moderates some of the inherent volatility in the small capitalization sector of the market. Securities will be sold when the Portfolio Manager believes the stock price exceeds the valuation criteria, or when the stock appreciates to a point where it is substantially overweighted in the portfolio, or when the company no longer meets expectations. The Fund Manager's goal is to hold a stock for a minimum of one year but this may not always be feasible and there may be times when short-term gains or losses will be realized.

         Small Company Value Portfolio. The Small Company Value Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small capitalization companies that the Portfolio Manager believes are undervalued -- that is, the stock's market price does not fully reflect the company's value. These companies have a market capitalization of up to $1.5 billion.

         The Portfolio intends to invest the remaining 20% of its total assets in the same manner but reserves the right to use some or all of the 20% to invest in equity securities of companies (based on the total outstanding common shares at the time of investment) which have a market capitalization of more than $1.5 billion.


         In pursuing its objective, the Portfolio's strategy will be to invest in stocks of companies with value that may not be fully reflected by the current stock price. Since small companies tend to be less actively followed by stock analysts, the market may overlook favorable trends and then adjust its valuation more quickly once investor interest has surfaced. The Portfolio Manager uses a number of proprietary research techniques in various sectors to seek out companies in the public market that are selling at a discount to what the Portfolio Manager terms the private market value (PMV) of the companies. The Portfolio Manager then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.

          Multi-Cap Growth Portfolio. The Multi-Cap Growth Portfolio invests primarily in growth stocks. The Portfolio Manager believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; products or technologies; restructuring or reorganization; or merger and acquisition.



          Mid-Cap Growth Portfolio. The Mid-Cap Growth Portfolio primarily invests in companies with mid-sized market capitalizations. Mid-sized companies are those with market capitalizations corresponding to the middle 90% of the Russell Mid-Cap Growth Index, as measured at the time of purchase by the Portfolio. Normally, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of U.S. mid-sized companies. The Portfolio Manager focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies. This means that the Portfolio Manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets.

         International Growth Portfolio. It is an operating policy of the Portfolio that it will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies domiciled outside the United States. That portion of the Portfolio not invested in equity securities is, in normal circumstances, invested in U.S. and foreign government securities, high-grade commercial paper, certificates of deposit, foreign currency, bankers acceptances, cash and cash equivalents, time deposits, repurchase agreements and similar money market instruments, both foreign and domestic. The Portfolio may invest in convertible debt securities of foreign issuers which are convertible into equity securities at such time as a market for equity securities is established in the country involved.


         The International Growth Portfolio will invest primarily in equity securities, which may achieve capital appreciation by selecting companies with superior potential based on a series of macro and micro analyses. The International Growth Portfolio may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities.

         The International Growth Portfolio will normally have at least 65% of its total assets invested in European and Pacific Basin equity securities. The International Growth Portfolio intends to broadly diversify investments among countries and normally to have represented in the portfolio business activities of not less than three different countries. The selection of the securities in which the International Growth Portfolio will invest not be limited to companies of any particular size.

         Using a bottom-up investment approach, Vontobel USA invests primarily in large capitalization companies that have a long record of successful operations in their core business. Typically such companies occupy a leading position in their industry, have consistently generated free cash flow, and have achieved earnings growth through increasing market share and unit sales volumes. Vontobel USA's goal is to construct a portfolio of the best companies in the developed markets of Europe and the Pacific Basin without making any country bets. With approximately 80-100 stocks, the International Growth Fund also seeks to be well diversified in terms of industry exposure. Vontobel USA analyzes approximately 35 international equity markets, including those comprised in Morgan Stanley Capital International's EAFE (Europe, Australia and Far East). The Adviser also gives consideration to such factors as market liquidity, accessibility to foreign investors, regulatory protection of shareholders, accounting and disclosure standards, transferability of funds and foreign exchange controls, if any.

         Global Socially Responsive Portfolio.

         Like other socially responsible investment vehicles, the Portfolio does not invest in companies that are known to ignore human rights issues, violate environmental laws and regulations, have significant and continuing records of discrimination or unfair labor practices, or companies that have a history of poor governance. The Portfolio also does not invest in companies that derive more than 2% of their revenue from alcohol, tobacco, gambling, weapons or weapons systems. The Portfolio also avoids companies that produce, own or operate nuclear power plants, and companies that conduct unnecessary product testing on animals for personal care products or that do not subscribe to and rigorously enforce appropriate care standards for legally required animal testing.

         In addition to this avoidance strategy, the Portfolio also actively looks for companies that are developing solutions to significant social problems by means of good direction, leadership and momentum. The Portfolio Manager evaluates companies for their criteria in the following areas:

         Human Rights- companies' policies towards matters of justice and equity and a living wage.

         Public Health- ways in which corporate behavior affects the health of workers, customers and members of local communities whether through the quality of products, workplace conditions, environmental management, marketing practices or otherwise.

         Governance- companies' policies and procedures, particularly in the relationship between the Board and management and between the company and its shareholders. The Portfolio Manager looks for diversity among the Board, for leadership in representing the ownership interests of shareholders and for transparency of reporting and accountability.

         Products and Marketing- product quality and customer service as well as the practice of responsible marketing. The Portfolio Manager places heavy emphasis on the development of innovative products addressed to solving important social and environmental problems.

         Workplace Environment- the degree to which human resources and other policies are supportive of workers and their families. The Portfolio Manager looks for leadership in providing equal opportunity on a non-discriminatory basis, in responding to the changing needs of working families, and in providing continual training and opportunities for upgrading skills.

         Environmental Stewardship- the practices of companies relating to environmental impact, including the elimination of waste, especially toxic waste, recycling, especially in taking responsibility for a product and its packaging, the sustainable use of natural resources and respect for such values as biodiversity and scenic beauty.

         Community- ways in which companies use their influence to support and sustain the communities in which they operate.

         These criteria represent standards that very few companies can satisfy. The Portfolio Manager will use subjective judgment in evaluating companies in the context of these criteria. These criteria may be changed by the Board of Trustees without shareholder approval. In some cases, the Portfolio may invest in a company that does not satisfy these social criteria if the Portfolio Manager believes that the company is developing solutions to social problems. For example, the Portfolio may invest in stock of a company that is known to pollute the environment if the Portfolio Manager believes the company's management is putting in place a credible and innovative program to reduce or eliminate dangerous emissions.

         The Portfolio Manager believes that good corporate citizenship has the potential to create good investment opportunities; wherever possible, the Portfolio seeks to invest in companies that the Portfolio Manager believes derive a competitive advantage from the socially responsive products, policies and practices developed by such companies. The Portfolio Manager seeks companies that combine this social criteria with an investment management criteria of potentially high return on investment capital, strong quality of management, sound financial resources and good overall business prospects. In selecting equity securities, the Portfolio Manager uses its own valuation models to determine fair value and looks for securities that are selling at discounts to their fair value, independent of region or style bias. The Portfolio seeks to own "growth" stocks when they are undervalued and "value" stocks when they are attractive.

         The Portfolio will invest up to 1% of its total assets in "community development" loans or investments, including deposits with community development banks, credit unions and federally sponsored CDFIs and other similar organizations around the world. These investments often lack liquidity. The Portfolio Manager, on behalf of the Portfolio, will vote proxies from portfolio companies on social resolutions in a manner consistent with its social policy and will disclose its votes at the end of the "season."

         Emerging Countries Portfolio. This Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of foreign companies located in at least three countries with emerging markets. The Portfolio also may invest at least 35% of its assets in U.S. companies.


         Worldwide Growth Portfolio. This Portfolio invests primarily in equity securities of foreign and domestic companies. It normally will invest at least 65% of its total assets in securities of companies that are located in at least three different countries.


         Growth Portfolio. The Growth Portfolio invests primarily in U.S. common stocks. The "Growth at a Reasonable Price" strategy employed by the Fund combines growth and value style investing. This means that the Fund invests in the stocks of companies with long-term earnings potential, but which are currently selling at a discount to their estimated long-term value. The Portfolio's equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion which makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies.

         Equity Portfolio. The Equity Portfolio invests normally at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Portfolio invests in U.S. common stocks of companies that meet the Portfolio Manager's criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests. The Portfolio Manager selects companies with one or more of the following characteristics: superior business practices that will benefit from long-term trends, superior growth, profitability and leading market share versus others in their industry, strong enduring business models, valuable consumer or commercial franchises, high return on capital, favorable price to intrinsic value and undervalued assets. In addition, the Portfolio may also invest up to 20% of assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by ADRs or EDRs listed on a domestic securities exchange or traded in the United States over-the-counter market.

         Equity Income Portfolio. Under normal circumstances, at least 65% of the Portfolio's net assets (plus any borrowings for investment purposes) will be invested in income-producing equity securities. The goal is capital appreciation combined with a high level of current income. Dividend yield relative to the S&P 500 average is used as a discipline and measure of value in selecting stocks for the Portfolio. To qualify for a purchase, a stock's yield must be greater than the S&P 500's average dividend yield. The stock must be sold within two quarters after its dividend yield falls below that of the S&P average. The effect of this discipline is that a stock will be sold if increases in its annual dividends do not keep pace with increases in its market price. The Portfolio's principal criterion in stock selection is above-average yield, and it uses this criterion as a discipline to enhance stability and reduce market risk. Subject to this primary criterion, the Portfolio invests in stocks that have relatively low price-to-earnings ratios or relatively low price-to-book value ratios.

         Growth and Income Portfolio. The Growth and Income Portfolio invests primarily in U.S. common stocks of large capitalization companies that have the potential to provide dividend income. The Portfolio selects stocks that it believes will appreciate in value, seeking to take advantage of temporary stock price inefficiencies which may be caused by market participants focusing heavily on short-term developments. In selecting stocks for the Portfolio, the Portfolio Manager employs a "value-oriented" strategy. This means that the Portfolio Manager attempts to identify stocks of companies that have greater value than is recognized by the market generally. The Portfolio Manager considers a number of factors, such as sales, growth and profitability prospects for the economic sector and markets in which the company operates and sells its products and services, the company's stock market price, earnings level and projected earnings growth rate. The Portfolio Manager also considers current and projected dividend yields. The Portfolio Manager compares this information to that of other companies in determining relative value and dividend potential.

         Capital Appreciation Portfolio. The Portfolio invests primarily in common stocks of companies that demonstrate strong future earnings growth potential, product leadership and consistently strong financial characteristics. The Portfolio's investment strategy blends top-down economic and industry analysis with bottom-up selection. The Portfolio Manager's investment approach emphasizes large capitalization U.S. companies that, in the Portfolio Manager's opinion, have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook, which in turn forms the strategic backdrop for actual portfolio construction. Various economic, social and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.

         The Portfolio's stock selection process stresses rigorous hands-on fundamental internal research. The primary focus is to identify companies with market expertise/dominance, durable franchises, improving fundamentals (e.g., margins, Return on Equity, Return on Assets), strong balance sheets, strong global distribution capabilities and management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, forced displacement (i.e., a better investment idea surfaces) or a permanent change in industry/company fundamentals that alters the original investment thesis.

         Balanced Portfolio. Generally between 55% and 75% of the Balanced Portfolio's total assets will be invested in equity securities. The asset allocation will vary based upon the Portfolio Manager's assessment of the return potential of each asset class. For equity investments, the Portfolio Manager uses a bottom-up approach to stock selection, focusing on high quality, well-established companies that have a strong history of earnings growth; attractive prices relative to the company's potential for above average; long-term earnings and revenue growth; strong balance sheets; a sustainable competitive advantage; the potential to become (or currently are) industry leaders; and the potential to outperform the market during downturns. When selecting fixed income securities, the Portfolio Manager will seek to maintain the Fund's weighted average duration within 20% of the duration of the Lehman Brothers Government Corporate Index. Emphasis is also placed on diversification and credit analysis. The Portfolio will only invest in fixed income securities with an "A" or better rating. Fixed income investments will include: U.S. Government securities; corporate bonds; mortgage/asset-backed securities; and money market securities and repurchase agreements.

         Managed Portfolio. In seeking to achieve its investment objective, the types of equity securities in which the Portfolio may invest will be the same as those in which the Stock Portfolios invest. Debt securities are expected to be predominantly investment grade intermediate to long-term U.S. Government and corporate debt, although the Portfolio will also invest in high quality short-term money market and cash equivalent securities and may invest almost all of its assets in such securities when the Portfolio Managers deem it advisable in order to preserve capital. In addition, the Portfolio may also invest up to 20% of its total assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by ADRs or EDRs listed on a domestic securities exchange or traded in the United States over-the-counter market.

         The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon the Portfolio Managers' evaluations of economic and market trends and their perceptions of the relative values available from such types of securities at any given time.
There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. However, it is a policy of the Portfolio that it will not invest more than 5% of the value of its total assets in high-yield securities.


         For the 50% of the Portfolio managed by Wellington Management Company, LLP ("Wellington Management"), Wellington Management selects investments for the Fund using a combination of fundamental analysis and quantitative tools.

         Wellington Management begins by using fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental research is provided by Wellington Management's global industry analysts and involves the assessment of a company's business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

         Wellington Management then complements its fundamental research with an internally developed analytical approach. This approach consists of both valuation and timeliness measures. Valuation measures focus on earnings estimates, future dividend growth, price/earnings ratios and cash flows to determine the relative attractiveness of different stocks in different industries. Timeliness measures focus on favorable earnings and stock price momentum to assess the appropriate time to purchase a stock.

         Wellington Management selects stocks that are considered most attractive under both fundamental and quantitative valuation approaches, i.e., stocks that appear to be both inexpensive according to valuation factors and timely according to the earnings and price momentum factors. The portion of the Portfolio managed by Wellington Management will typically be invested in no more than 30 stocks.

         Wellington Management continually monitors every company in the Portfolio's portfolio for fundamental attractiveness. Stocks are typically sold when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals, or alternative investments become more attractive.

         High-Yield Bond Portfolio. The High-Yield Bond Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that are below investment grade. The Portfolio generally invests in high-yield, income producing US corporate bonds that are rated B3 to Ba1 by Moody's Investors Service, Inc. ("Moody's") or B-- to BB+ by Standard & Poor's Corporation ("S&P"), which are commonly known as "junk bonds." The Portfolio's investments are selected by the Portfolio Manager after examination of the economic outlook to determine those industries that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the Portfolio Manager identifies bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit and the relative value in relation to the high yield market. Companies near or in bankruptcy are not considered for investment. The Portfolio does not purchase bonds in the lowest ratings categories (rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Portfolio Manager have characteristics of such lower-grade bonds). Should an investment be subsequently downgraded to Ca or lower or CC or lower, the Portfolio Manager has discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20% of the Portfolio's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the Portfolio Manager, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents.


         Total Return Portfolio. This Portfolio invests primarily in fixed income instruments, including investment grade debt securities and high-yield debt securities. The Portfolio may also invest in any of the components of the Lehman Brothers U.S. Universal Index, which include, but are not limited to, fixed income securities issued in U.S. dollars, high-yield securities, Eurobonds, illiquid securities and emerging market debt. The Portfolio may also invest in convertible securities and in equity securities.

         Convertible securities have lower yields than comparable fixed income securities to compensate for the value of the conversion option. In addition, the conversion price exceeds the market value of the underlying equity securities at the time a convertible security is issued. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

                    CERTAIN INVESTMENT SECURITIES, TECHNIQUES
                              AND ASSOCIATED RISKS

         Following is a description of certain investment techniques employed by the Portfolios, and certain types of securities invested in by the Portfolios and associated risks. Unless otherwise indicated, all of the Portfolios may use the indicated techniques and invest in the indicated securities.

Short-Term Investments

         Each Portfolio typically invests a part of its assets in various types of U.S. Government Securities and high-quality short-term debt securities with remaining maturities of one year or less ("money market instruments"). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each portfolio may invest include but are not limited to: government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements. The International Growth Portfolio, Global Financial Services Portfolio, Emerging Countries Portfolio, Worldwide Growth Portfolio, Global Health Care Portfolio and Global Socially Responsive Portfolio may invest in all of the above, both foreign and domestic, including foreign currency, foreign time deposits and foreign bank acceptances.

Obligations Issued or Guaranteed by U.S. Government Agencies or
Instrumentalities

         Some obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Bank, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

Information on Time Deposits and Variable Rate Notes

         The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to 10% limit on illiquid investments set forth below in the Certain Other Securities section hereafter.

         The commercial paper obligations which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the "Master Note") permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Portfolio as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The Portfolios have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolios and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Portfolio

Managers will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Portfolios will not invest more than 5% of their total assets in variable rate notes.

Insured Bank Obligations


         The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. The Portfolios may, within the limits set forth in this Statement of Additional Information, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determined that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the limit for illiquid investments for each Portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.


High-Yield Securities

         Notwithstanding the investment policies and restrictions applicable to the Portfolios (other than the Balanced Portfolio, which may not invest in high-yield securities) which were designed to reduce risks associated with such investments, high-yield securities may carry higher levels of risk than many other types of income producing securities. These risks are of three basic types: the risk that the issuer of the high-yield bond will default in the payment of principal and interest; the risk that the value of the bond will decline due to rising interest rates, economic conditions, or public perception; and the risk that the investor in such bonds may not be able to readily sell such bonds. Each of the major categories of risk are affected by various factors, as discussed below:

         High-Yield Bond Market. The high-yield bond market has grown in the context of a long economic expansion. Any downturn in the economy may have a negative impact on the perceived ability of the issuer to make principal and interest payments which may adversely affect the value of outstanding high-yield securities and reduce market liquidity.

         Sensitivity to Interest Rate and Economic Changes. In general, the market prices of bonds bear an inverse relationship to interest rates; as interest rates increase, the prices of bonds decrease. The same relationship may hold for high-yield bonds, but in the past high-yield bonds have been somewhat less sensitive to interest rate changes than treasury and investment grade bonds. While the price of high-yield bonds may not decline as much, relatively, as the prices of treasury or investment grade bonds decline in an environment of rising interest rates, the market price, or value, of a high-yield bond will be expected to decrease in periods of increasing interest rates, negatively affecting the net asset value of the High-Yield Bond Portfolio. High-yield bond prices may not increase as much, relatively, as the prices of treasury or investment grade bonds in periods of decreasing interest rates. Payments of principal and interest on bonds are dependent upon the issuer's ability to pay. Because of the generally lower creditworthiness of issuers of high-yield bonds, changes in the economic environment generally, or in an issuer's particular industry or business, may severely impair the ability of the issuer to make principal and interest payments and may depress the price of high-yield securities more significantly than such changes would affect higher-rated, investment-grade securities.

         Payment Expectations. Many high-yield bonds contain redemption or call provisions which might be expected to be exercised in periods of decreasing interest rates. Should bonds in which the High-Yield Bond Portfolio has invested be redeemed or called during such an interest rate environment, the Portfolio would have to sell such securities without reference to their investment merit and reinvest the proceeds received in lower yielding securities, resulting in a decreased return for investors in the High-Yield Bond Portfolio. In addition, such redemptions or calls may reduce the High-Yield Bond Portfolio's asset base over which the Portfolio's investment expenses may be spread.

         Liquidity and Valuation. Because of periods of relative illiquidity, many high-yield bonds may be thinly traded. As a result, the ability to accurately value high-yield bonds and determine the net asset value of the High-Yield Bond Portfolio, as well as the Portfolio's ability to sell such securities, may be limited. Public perception of and adverse publicity concerning high-yield securities may have a significant negative impact on the value and liquidity of high-yield securities, even though not based on fundamental investment analysis.

         Tax Considerations. To the extent that a Portfolio invests in securities structured as zero coupon bonds, the Portfolio will be required to report interest income even though no cash interest payment is received. Because such income is not represented by cash, the Portfolio may be required to sell other securities in order to satisfy the distribution requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended ("IRC").

         Portfolio Composition. As of December 31, 2000, the High-Yield Bond Portfolio consisted of securities classified as follows:



                                                                  PERCENTAGE OF
                                                                      TOTAL
                   RATINGS                                         INVESTMENTS
                   -------                                        -------------
AAA.........................................................           1.4%
Baa1-Baa3...................................................          11.3%
Ba1-Ba3.....................................................          37.2%
B1-B3.......................................................          45.0%
Caa.........................................................           2.4%

Non-rated*...................................................          2.7%


*Equivalent ratings for these securities would have been B.

REITS


         Each Portfolio, other than the Income Portfolios (or as noted below), may invest up to 10% of its total assets in the securities of real estate investment trusts ("REITs"). (The Multi-Cap Growth, the Internet and the Balanced Portfolios are subject to a 15% limitation). REITs are pooled investment vehicles which invest in real estate and real estate-related loans. The value of a REIT's shares generally is affected by changes in the value of the underlying investments of the trust.


HEDGING TRANSACTIONS

         Except as otherwise indicated, the Portfolio Managers may invest in derivatives, which are discussed in detail below, to seek to hedge all or a portion of a Portfolio's assets against market value changes resulting from changes in equity values, interest rates and currency fluctuations. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment.


         Other than the Multi-Cap Growth and Total Return Portfolios, the Portfolios will not engage in hedging transactions for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities owned or expected to be owned by the Portfolios.


CERTAIN SECURITIES - DERIVATIVES

         The Portfolios may invest in the following described securities, except as otherwise indicated. These securities are commonly referred to as derivatives. Unless otherwise indicated, a Portfolio may not invest in such securities if, immediately thereafter, more than 10% of its net assets would be hedged. A Portfolio also may not invest in such securities if, immediately thereafter, the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for such options would exceed 5% of the Portfolio's net assets. The foregoing limitations do not apply to the Total Return Portfolio, which may invest without limitation in derivatives.


         CALL OPTIONS. The Multi-Cap Growth, Balanced and Total Return Portfolios may purchase call options, but the Balanced Portfolio may only do so to the extent premiums paid on all outstanding call options do not exceed 20% of the Portfolio's total assets. The Portfolios may write (sell) call options ("calls") that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. These Portfolios may purchase or write options that may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Call options are short-term contracts with a duration of nine months or less. The Portfolios may only write call options which are "covered," meaning that the Portfolio either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in the Portfolio. In addition, no Portfolio will, prior to the expiration of a call option, permit the call to become uncovered. If a Portfolio writes a call option, the purchaser of the option has the right to buy (and the Portfolio has the option to sell) the underlying security against payment of the exercise price throughout the term of the option. The amount paid to the Portfolio by the purchaser of the option is the "premium." The Portfolio's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Portfolio were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. The Portfolio would not be able to effect a closing purchase transaction after it had received notice of exercise. The International Growth Portfolio, Global Financial Services Portfolio, Global Health Care Portfolio, Emerging Countries Portfolio, Worldwide Growth Portfolio and Global Socially Responsive Portfolio may purchase and write covered call options on foreign and U.S. securities and indices and enter into related closing transactions.

         A Portfolio may write options in connection with buy-and-write transactions; that is, a Portfolio may purchase a security and then write a call option against that security. The exercise price of the call the Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the Portfolio will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         Generally, a Portfolio intends to write listed covered calls when it anticipates that the rate of return from so doing is attractive, taking into consideration the premium income to be received, the risks of a decline in securities prices during the term of the option, the probability that closing purchase transactions will be available if a sale of the securities is desired prior to the exercise, expiration of the options, and the cost of entering into such transactions. A principal reason for writing calls on a securities portfolio is to attempt to realize, through the receipt of premium income, a greater return than would be earned on the securities alone. A covered call writer such as a Portfolio, which owns the underlying security, has, in return for the premium, given up the opportunity for profit from a price increase in the underlying security above the exercise price, but it has retained the risk of loss should the price of the security decline.

         The writing of covered call options involves certain risks. A principal risk arises because exchange and over-the-counter markets for options may be limited; it is impossible to predict the amount of trading interest which may exist in such options, and there can be no assurance that viable exchange and over-the-counter markets will develop or continue. The Portfolios will write covered call options only if there appears to be a liquid secondary market for such options. If, however, an option is written and a liquid secondary market does not exist, it may be impossible to effect a closing purchase transaction in the option. In that event, the Portfolio may not be able to sell the underlying security until the option expires or the option is exercised, even though it may be advantageous to the Portfolio to sell the underlying security before that time.

         The Portfolios may use options traded on U.S. exchanges, and to the extent permitted by law, options traded over-the-counter. It is the position of the SEC that over-the-counter options are illiquid. Accordingly, the Portfolios will invest in such options only to the extent consistent with their limit on investments in illiquid securities.


         Puts. The Portfolios may purchase put options ("Puts") which relate to
(i) securities (whether or not they hold such securities); (ii) Index Options (described below whether or not they hold such Options); or (iii) broadly-based stock indices. The Portfolios may write covered Puts. The Portfolios will receive premium income from writing covered Puts, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. The High-Yield Bond Portfolio may invest up to 10% of its total assets in Puts.


         Futures Contracts. All Portfolios may enter into contracts for the future acquisition or delivery of securities ("Futures Contracts") including index contracts and foreign currencies, and may also purchase and sell call options on Futures Contracts. These Portfolios may use this investment technique to hedge against anticipated future adverse price changes which otherwise might either adversely affect the value of the securities or currencies held in the Portfolio, or to hedge anticipated future price changes which adversely affect the prices of stocks, long-term bonds or currencies which the Portfolio intends to purchase at a later date.

         The Portfolios may use this investment technique to hedge against anticipated future adverse price changes which otherwise might either adversely affect the value of the securities or currencies held in a Portfolio, or to hedge anticipated future price changes which adversely affect the prices of stocks, long-term bonds or currencies which the Portfolio intends to purchase at a later date. Alternatively, a Portfolio may enter into Futures Contracts in order to hedge against a change in interest rates which will result in the premature call at par value of certain securities which the Portfolio has purchased at a premium. If stock, bond or currency prices or interest rates move in an unexpected manner, the Portfolio would not achieve the anticipated benefits of Futures Contracts.

         The use of Futures Contracts involves special considerations or risks not associated with the primary activities engaged in by any Portfolios. Risks of entering into Futures Contracts include: (1) the risk that the price of the Futures Contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market if the Portfolio attempts to enter into a closing position; (3) the risk that the Portfolio will lose an amount in excess of the initial margin deposit; and (4) the risk that the Portfolio Manager may be incorrect in its prediction of movements in stock, bond, currency prices and interest rates.


         Index Options. All Portfolios, except the High-Yield Bond and Total Return Portfolios, may invest in options on stock indices. These options are based on indices of stock prices that change in value according to the market value of the stocks they include. Some stock index options are based on a broad market index, such as the New York Stock Exchange Composite Index or the S&P
500. Other index options are based on a market segment or on stocks in a single industry. Stock index options are traded primarily on securities exchanges.


         For a call option on an index, the option is covered if a Portfolio maintains with its sub-custodian cash or liquid securities equal to the contract value. With respect to the Balanced Portfolio, the option is also covered if the Portfolio maintains with its custodian a diversified stock portfolio equal to the contract value.

         The use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted.

         Because the value of an index option depends primarily on movements in the value of the index rather than in the price of a single security, whether a Portfolio will realize a gain or loss from purchasing or writing an option on a stock index depends on movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment rather than changes in the price of a particular security. Consequently, successful use of stock index options by a Portfolio will depend on that Fund Manager's ability to predict movements in the direction of the stock market generally or in a particular industry. This requires different skills and techniques than predicting changes in the value of individual securities.


         Interest Rate Swaps. In order to attempt to protect a Portfolio's investments from interest rate fluctuations, the Portfolios may engage in interest rate swaps. Generally, except for the Multi-Cap Growth and Total Return Portfolios, the Portfolios use interest rate swaps as a hedge and not as a speculative investment. Interest rate swaps involve the exchange between a Portfolio and another party of their respective rights to receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if a Portfolio holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect the Portfolio from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates.


         The Portfolios will enter into interest rate swaps only on a net basis (i.e., the two payments streams will be netted out, with the Portfolio receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid high grade debt securities having an aggregate net asset value at least equal to the accrued excess, will be maintained in a segregated account by the Portfolios' custodian bank.


         The use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If a Portfolio Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolio will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.


Mortgage-Related Securities and Asset-Backed Securities

         The Balanced and Total Return Portfolios may invest in assets other than U.S. Government Securities, including collateralized mortgage-related securities ("CMOs") and asset-backed securities. The Balanced Portfolio may also invest in Real Estate Mortgage Investment Conduits ("REMICs") and Multi-Pass-Throughs. These securities are considered to be volatile and may be thinly traded. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Balanced Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. REMIC's are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages which collateralize the REMICs in which the Balanced Portfolio may invest include mortgages backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency.

          While there are many versions of CMOs and asset-backed securities, some include "Interest Only" or "IO" -- where all interest payments go to one class of holders, "Principal Only" or "PO" -- where all of the principal goes to a second class of holders, "Floaters" -- where the coupon rate floats in the same direction as interest rates and "Inverse Floaters" -- where the coupon rate floats in the opposite direction as interest rates. All of these securities are volatile; they also have particular risks in differing interest rate environments as described below.

         The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on yield to maturity and, therefore, the market value of the IO. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. Accordingly, investment in IOs can theoretically be expected to contribute to stabilizing the Portfolio's net asset value. However, if the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated AAA or the equivalent. Conversely, while the yield to maturity on a PO class is also extremely sensitive to rate of principal payments (including prepayments) on the related underlying mortgage assets, a slow rate of principal payments may have a material adverse effect on yield to maturity and therefore the market value of the PO. As interest rates rise and fall, the value of POs tends to move in the opposite direction from interest rates. This is typical of most debt instruments.

         Floaters and Inverse Floaters ("Floaters") are extremely sensitive to the rise and fall in interest rates. The coupon rate on these securities is based on various benchmarks, such as LIBOR ("London Inter-Bank Offered Rate") and the 11th District cost of funds (the base rate). The coupon rate on Floaters can be affected by a variety of terms. Floaters an be reset at fixed intervals over the life of the Floater, float with a spread to the base rate or be a certain percentage rate minus a certain base rate. Some Floaters have floors below which the interest rate cannot be reset and/or ceilings above which the interest rate cannot be reset. The coupon rate and/or market value of Floaters tend to move in the same direction as the base rate while the coupon rate and/or market value of Inverse Floaters tend to move in the opposite direction from the base rate.

         The market value of all CMOs and other asset-backed securities are determined by supply and demand in the bid/ask market, interest rate movements, the yield curve, forward rates, prepayment assumptions and credit of the underlying issuer. Further, the price actually received on a sale may be different from bids when the security is being priced. CMOs and asset-backed securities trade over a bid and ask market through several large market makers. Due to the complexity and concentration of derivative securities, the liquidity and, consequently, the volatility of these securities can be sharply influenced by market demand.

         Asset-backed and mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Portfolio Managers (subject to the oversight of the Trustees, the investment restriction limiting the Portfolio's investment in illiquid instruments will apply. However, IOs and POs issued by the U.S. Government, its agencies and instrumentalities, and backed by fixed-rate mortgages may be excluded from this limit, if, in the judgment of the respective Portfolio Managers (subject to the oversight of the Board of Directors) such IOs and POs are readily marketable. The Government Securities Portfolio does not intend to invest in residual interest, privately issued securities or subordinated classes of underlying mortgages.

         Other Mortgage-Backed Securities. The Balanced and Total Return Portfolios may invest in other mortgage-backed securities. The Portfolio Managers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Portfolio Managers will, consistent with the Portfolios' investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.


Foreign Currency Values and Transactions


        Investments in foreign securities will usually involve currencies of foreign countries, and the value of the assets of the International Growth Portfolio, Global Health Care Portfolio, Emerging Countries Portfolio, Worldwide Growth Portfolio, the Global Financial Services Portfolio, Total Return Portfolio and the Global Socially Responsive Portfolio (and of the other Portfolios that may invest in foreign securities to a much lesser extent) as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the foregoing Portfolios may incur costs in connection with conversions between various currencies.


         To manage exposure to currency fluctuations, a Portfolio may alter equity or money market exposures (in its normal asset allocation mix as previously identified, where applicable), enter into forward currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Portfolios will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Portfolio to set aside liquid assets in a segregated custodial account to cover its obligations. These techniques are further described below.

         The Portfolios may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Portfolios will convert currency on a spot basis from time to time and investors should be aware of the potential costs of currency conversion.

         When a Portfolio Manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Portfolio may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

         At the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by repurchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize a gain or loss from currency transactions.

         The Portfolios also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by the Portfolio will be "covered", which means that the Portfolio will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Portfolio, the Portfolio will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal to the amount the Portfolio would be required to pay upon exercise of the put.


         The Internet Global Health Care, Global Financial Services, Global Socially Responsive, International Growth and Total Return Portfolios may also engage in currency swaps, which are agreements to exchange cash flows based on the difference among two or more currencies.


Certain Other Securities

         Except as otherwise indicated, the Portfolios may purchase the following categories of securities, the purchase of which involves certain risks described below. Unless otherwise indicated, a Portfolio may purchase securities of a category, so long as the Portfolio does not invest more than 5% of the Portfolio's total assets in any one issuer per category. There is no limitation on the number of issuers per category in which a Portfolio may invest so long as the Portfolio does not exceed the 5% limitation per issuer per category.

         Bank obligations include bankers' acceptances, including Yankee Bankers' Acceptances and foreign bankers' acceptances. Eurodollar Time Deposits ("ETDs") and Canadian Time Deposits ("CTDs"), and with respect to the Internet Portfolio, Schedule B's. In addition, bank obligations include U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions and U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. The Internet Portfolio will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Portfolio Manager deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.

         A Euro CD is a receipt from a bank for funds deposited at that bank for a specific period of time at some specific rate of return and denominated in U.S. dollars. It is the liability of a U.S. bank branch or foreign bank located outside the U.S. Almost all Euro CDs are issued in London. Yankee CDs are certificates of deposit that are issued domestically by foreign banks. It is a means by which foreign banks may gain access to U.S. markets through their branches which are located in the United States, typically in New York. These CDs are treated as domestic securities. ETDs are U.S. dollar-denominated deposits on a foreign branch of a U.S. bank or a foreign bank and CTDs are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks. Schedule Bs are obligations issued by Canadian branches of foreign or domestic banks and Yankee BAs are U.S. dollar denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

         Domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks.

         Euro CDs, Yankee CDs and foreign bankers' acceptances involve risks that are different from investments in securities of U.S. banks. The major risk, which is sometimes referred to as "sovereign risk," pertains to possible future unfavorable political and economic developments, possible withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect payment of principal or interest. Investment in foreign commercial paper also involves risks that are different from investments in securities of commercial paper issued by U.S. companies. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Such securities may be less liquid and more volatile than securities of comparable U.S. corporations. Non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, there may be less public information available about foreign banks, their branches and other issuers.

         Time deposits usually trade at a premium over Treasuries of the same maturity. Investors regard such deposits as carrying some credit risk, which Treasuries do not; also, investors regard time deposits as being sufficiently less liquid than Treasuries; hence, investors demand some extra yield for buying time deposits rather than Treasuries. The investor in a loan participation has a dual credit risk to both the borrower and also the selling bank. The second risk arises because it is the selling bank that collects interest and principal and sends it to the investor.

         Commercial paper may include variable and floating-rate instruments, which are unsecured instruments that permit the interest on indebtedness thereunder to vary. Variable-rate instruments provide for periodic adjustments in the interest rate. Floating-rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating-rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating-rate obligations with the demand feature, a Portfolio may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating-rate obligation defaulted on its payment obligation, a Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Substantial holdings of variable and floating-rate instruments could reduce portfolio liquidity.


     Variable- and Floating-Rate Instruments and Related Risks. The Balanced, High-Yield Bond and Total Return Portfolios may acquire variable- and floating-rate instruments. The Portfolio Manager will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status with respect to the ability of the issuer to meet its obligation to make payment on demand. Where necessary to ensure that a variable- or floating-rate instrument meets the Portfolio's quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

     Because variable and floating-rate instruments are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments will generally be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

     The same credit research must be done for master demand notes as in accepted names for potential commercial paper issuers to reduce the chances of a borrower getting into serious financial difficulties.

     Loan Participations. The Balanced and Total Return Portfolios may also engage in Loan Participations ("LPs"). LPs are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through an LP than with commercial paper and can also increase the company's name recognition in the capital markets. LPs often generate greater yield than commercial paper.

     The borrower of the underlying loan will be deemed to be the issuer except to the extent the Portfolio derives its rights from the intermediary bank which sold the LPs. Because LPs are undivided interests in a loan made by the issuing bank, the Portfolio may not have the right to proceed against the LP borrower without the consent of other holders of the LPs. In addition, LPs will be rated as illiquid if, in the judgment of the Portfolio Manager, they cannot be sold within seven days.

     Foreign Bankers' Acceptances. The Balanced and Total Return Portfolios may purchase foreign bankers' acceptances. Foreign bankers' acceptances are short-term (270 days or less), non-interest-bearing notes sold at a discount and redeemed by the accepting foreign bank at maturity for full face value and denominated in U.S. dollars. Foreign bankers' acceptances are the obligations of the foreign bank involved, to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.

     Foreign Commercial Paper. The Balanced and Total Return Portfolios may purchase foreign commercial paper. Foreign commercial paper consists of short-term unsecured promissory notes denominated in U.S. dollars, either issued directly by a foreign firm in the U.S., or issued by a "domestic shell" subsidiary of a foreign firm established to raise dollars for the firm's operations abroad or for its U.S. subsidiary. Like commercial paper issued by U.S. companies, foreign commercial paper is rated by the rating agencies (Moody's, S&P) as to the issuer's creditworthiness. Foreign commercial paper can potentially provide the investor with a greater yield than domestic commercial paper.

     Supranational Bank Obligations. The Internet and Total Return Portfolios may invest in supranational bank obligations. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance these commitments will be undertaken or met in the future.

         Master Demand Notes. All Portfolios except the Multi-Cap Growth, may purchase variable amount master demand notes. However, the Portfolios, except the Internet Portfolio and the Balanced Portfolio, will not purchase such securities if the value of such securities, taken at the current value, would exceed 5% of the Portfolio's total assets. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the appropriate Portfolio Managers, subject to the overall review of the Portfolio's Trustees and the Advisor, monitor the financial condition of the issuers to evaluate their ability to repay the notes.


         U.S. Government Obligations. This category of securities is not subject to the 5% of total assets limitation referred to above. The Portfolios may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. Government obligations that may be acquired by the Portfolios include U.S. Treasury Bills, U.S. Treasury Notes and U.S. Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac and Federal Intermediate Credit Banks Maritime Administration, some of which are discussed below.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the

Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae obligations are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Mac obligations are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac obligations entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Under normal market conditions, the Internet Portfolio will not invest to a significant extent, or on a routine basis, in U.S. Government securities.

         Mortgage-backed securities have greater market volatility then other types of securities. In addition, because prepayments often occur at times when interest rates are low or are declining, the Portfolios may be unable to reinvest such funds in securities which offer comparable yields. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S. Government securities with comparable maturities in large measure due to the risks associated with prepayment features.

     Repurchase Agreements. This category of securities is not subject to the 5% of total assets limitation referred to above. All Portfolios may enter into repurchase agreements usually having maturities of one business day and not more than one week. When a Portfolio acquires securities from a bank or broker-dealer, it may simultaneously enter into a repurchase agreement with the same seller pursuant to which the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. In such instances, the Trust's Custodian has possession of the security or collateral for the seller's obligation. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Repurchase agreements may be considered loans by a Portfolio collateralized by the underlying instrument. If the seller should default on its obligation to repurchase the securities, the Portfolio may experience delays, difficulties or other costs when selling the securities held as collateral and may incur a loss if the value of the collateral declines.

         The Portfolios may enter into repurchase agreements only with Federal Reserve member banks that have net worth of at least $100,000,000 and outstanding commercial paper of the two highest rating categories assigned by Moody's or S&P or with broker-dealers that are registered with the

Securities and Exchange Commission, are members of the National Association of Securities Dealers, Inc. ("NASD") and have similarly rated commercial paper outstanding. Any repurchase agreements entered into by the Portfolios will be fully collateralized and marked to market daily.

     Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to a Portfolio's agreement to repurchase the securities at an agreed upon price, date and rate of interest. During the reverse repurchase agreement period, a Portfolio continues to receive principal and interest payments on these securities. Because reverse repurchase agreements are considered borrowings, the Internet Portfolio and the Balanced Portfolio may only enter into such agreements for temporary or emergency purposes. The Internet Portfolio may only sell portfolio securities to financial institutions such as banks and broker/dealers and requiring to repurchase them at a mutually specified date and price ("reverse purchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. A Portfolio will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will maintain cash, U.S. Government securities or other liquid securities in a segregated account in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. With respect to the Balanced Portfolio, liquid securities include equity securities and debt securities that are unencumbered and marked to market daily.

     Other Mortgage-Backed Securities and Pass-Through Certificates. The Balanced and Total Return Portfolios may also invest in other mortgage-backed securities issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

     The Balanced and Total Return Portfolios may also invest in pass-through certificates issued by non-governmental issuers, Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance. The insurance and guarantees are issued by government entities, private insurance and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolio's quality standards. The Portfolio may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Portfolio's quality standards.

     Restricted or Illiquid Securities. Each Portfolio, except the Balanced and Total Return Portfolios, may invest up to 10% of its net assets in restricted securities (privately placed equity or debt securities) or other securities which are not readily marketable. The Total Return Portfolio may invest up to 15% of its total assets and the Balanced Portfolio may invest up to 5% of its total assets in illiquid or restricted securities.

     Each Portfolio may invest in commercial obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal Securities laws, and generally is sold to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers which make a market on the Section 4(2) paper, thus providing liquidity.

     The Portfolios may invest in restricted securities governed by Rule 144A under the Securities Act of 1933. In adopting Rule 144A, the Securities and Exchange Commission specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of directors (or the Portfolio Manager acting subject to the board's supervision) determines that the securities are in fact liquid. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security by a Portfolio, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of a Portfolio's holdings could be adversely affected. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

         Foreign Securities. The International Growth Portfolio and Emerging Countries Portfolio will invest primarily in foreign securities and the Global Financial Services Portfolio, Global Socially Responsive Portfolio, Global Health Care Portfolio and Worldwide Growth Portfolio may invest 50% or more of their total assets in such securities. These securities include ADRs and EDRs. The Total Return Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and without limit in U.S. dollar denominated securities of foreign issuers. All other Portfolios may invest up to 20% of their total assets in foreign securities. There may be less information available about unsponsored ADRs and EDRs, and therefore, they may carry higher credit risks. The Portfolios may also invest in securities of foreign branches of domestic banks and domestic branches of foreign banks.


         Investments in foreign equity and debt securities involve risks different from those encountered when investing in securities of domestic issuers. The appropriate Portfolio Managers and the Advisor, subject to the overall review of the Portfolios' Trustees, evaluate the risks and opportunities when investing in foreign securities. Such risks include trade balances and imbalances and related economic policies; currency exchange rate fluctuations; foreign exchange control policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of governments with respect to possible nationalization of their own industries; and other specific local, political and economic considerations.

Forward Commitments


         Securities may be purchased on a "when issued" or on a "forward delivery" basis, which means it may take as long as 120 days before such obligations are delivered to a Portfolio. The purpose of such investments is to attempt to obtain higher rates of return or lower purchase costs than would be available for securities purchased for immediate delivery. Securities purchased on a when issued or forward delivery basis involve a risk that the value of the security to be purchased may decline prior to the settlement date. In addition, if the dealer through which the trade is made fails to consummate the transaction, the Portfolio may lose an advantageous yield or price. The Portfolio does not accrue income prior to delivery of the securities in the case of forward commitment purchases. The 5% limitation does not apply to the International Growth, Global Socially Responsive or Global Financial Services Portfolios, which have a 20% limitation. Because the Internet Portfolio's liquidity and ability to manage its holdings might be affected when it earmarks cash or portfolio securities to cover such purchase commitments, the Portfolio Manager expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of the Portfolio's total assets absent unusual market conditions. The Total Return Portfolio may purchase when-issued securities and forward commitments without limit.


         Portfolio Depositary Receipts. To the extent otherwise consistent with their investment policies and applicable law, the Portfolios may invest in Portfolio Depositary Receipts ("PDR"), exchange-traded shares issued by investment companies, typically unit investment trusts, holding portfolios of common stocks designed to replicate and, therefore, track the performance of various broad securities indices or sectors of such indices. For example, the above Portfolios may invest in Standard & Poor's Depositary Receipts R (SPDRs), issued by a unit investment trust whose portfolio tracks the S&P 500 Composite Stock Price Index, or Standard & Poor's MidCap 400 Depositary Receipts R (MidCap SPDRs), similarly linked to the S&P MidCap 400 Index. The investments of these Portfolios in PDRs may not exceed 5% of Portfolio's total assets in any one PDR and 10% of a Portfolio's total assets in all PDRs. In addition, a Portfolio may not hold more than 3% of the voting shares in any one PDR.


         Short sales. The Portfolios may engage in covered short sales. A "short sale" is the sale by the Portfolios of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Portfolios will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Portfolios may have to cover short positions at a higher price than the short sale price, resulting in a loss.

In a covered short sale, a Portfolio either (1) borrows and sells securities it already owns (also known as a short sale "against the box"), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities shorted.

Temporary Defensive Tactics

         Any or all of the Portfolios may at times for defensive purposes, at the determination of the Portfolio Manager, temporarily place all or a portion of their assets in cash, short-term commercial paper (i.e., short-term unsecured promissory notes issued by corporations to finance short-term credit needs), United States Government securities, high-quality debt securities (including "Eurodollar" and "Yankee Dollar" obligations, i.e., U.S. issuer borrowings payable overseas in U.S. funds and obligations of foreign issuers payable in U.S. funds), and obligations of banks when in the judgment of the Portfolio Manager such investments are appropriate in light of economic or market conditions. For temporary defensive purposes, the International Growth Portfolio, the Global Financial Services Portfolio, Global Health Care Portfolio, Worldwide Growth Portfolio, Emerging Countries Portfolio and Global Socially Responsive Portfolio may invest in all of the above, both foreign and domestic, including foreign currency, foreign time deposits, and foreign bank acceptances. When a Portfolio takes a defensive position, it may not be following the fundamental investment policy of the Portfolio.

         Other Investments. Each Portfolio may, in the future, be authorized to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with that Portfolio's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Portfolio.

                                DIVERSIFICATION

         Each Portfolio (except the Global Health Care Portfolio) is "diversified" within the meaning of the Investment Company Act. In order to qualify as diversified, a Portfolio must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by: (1) cash and cash items, Government securities and securities of other investment companies; and (2) other securities except that the Portfolio may not invest more than 5% of its total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer. The Global Health Care Portfolio is a non-diversified fund for Investment Company Act purposes but is diversified for Internal Revenue Code purposes. Under the Internal Revenue Code the Portfolios must have at least 50% of the value of their total assets represented by: (1) cash and cash items, Government securities and securities of other investment companies; and (2) other securities except that the Portfolio may not invest more than 5% of its total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer.

         To the extent that the Global Health Care Portfolio invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

                             INVESTMENT RESTRICTIONS

         The following are fundamental policies which apply to all portfolios except the Global Financial Services Portfolio, Internet Portfolio, Global Health Care Portfolio, Global Socially Responsive Portfolio, Mid-Cap Growth Portfolio, Emerging Countries Portfolio, Worldwide Growth Portfolio and Total Return Portfolio. They cannot be changed without the vote of a majority of the outstanding voting securities of that Portfolio. Such a majority is defined as the lesser of (a) 67% or more of the shares of the Portfolio present at the meeting of shareholders of the Trust, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. Except as otherwise set forth, no Portfolio may:

         1. As to 75% of the total assets of any Portfolio, invest more than 5% of the value of its total assets in the securities of any one issuer, or purchase more than 10% of the voting securities, or more than 10% of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class).

         2. Except for the Global Financial Services Portfolio and the Internet Portfolio, concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, a Portfolio may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes.

         3. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. (The Multi-Cap Growth Portfolio, the Global Financial Services Portfolio and the Internet Portfolio are not subject to this restriction).

         4. Make loans of money or securities, except (a) by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) by investing in repurchase agreements; or (c) by lending its portfolio securities, not in excess of 10% of the value of a Portfolio's total assets, made in accordance with guidelines adopted by the Trust's Board of Trustees, including maintaining collateral from the borrower equal to all times to the current market value of the securities loaned.

         5. Borrow money in excess of 10% of the value of its total assets. It may borrow only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5% of the total assets. Such prohibition against borrowing does not prohibit escrow or other collateral or margin arrangements in connection with the hedging instruments which a Portfolio is permitted to use by any of its other fundamental policies.

         6. Invest more than 10% of its net assets in illiquid securities (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days.

         7. Invest in securities of any issuer if, to the knowledge of the Trust, any officer or trustee of the Trust or any officer or director of the Investment Advisor or the Portfolio Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding voting securities of such issuer. (The Global Financial Services Portfolio, the Multi-Cap Growth Portfolio, the Internet Portfolio and the Balanced Portfolio are not subject to this restriction).

         8. Purchase or sell real estate; however, the Portfolios may purchase marketable securities of issuers which engage in real estate operations or which invest in real estate or interests therein, and securities which are secured by real estate or interests therein.

         9. Purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities) or sell securities short except "against the box." (Collateral arrangements in connection with transactions in options and futures are not deemed to be margin transactions.)

         10. Purchase or sell physical commodities or physical commodity futures contracts, or oil, gas or mineral exploration or developmental programs, except that a Portfolio may invest in the securities of companies which operate, invest in, or sponsor such programs.

         11. Engage in the underwriting of securities except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in disposing of a Trust security.

         12. Invest for the purposes of exercising control or management of another company.

         13. Issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") except insofar as the Trust may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending Trust securities.

         14. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

         15. Invest more than 5% of the value of its total assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

         16. Invest more than 10% of its net assets in securities which are restricted as to disposition under the federal securities laws or otherwise. This restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the respective Portfolios; however, each Portfolio will attempt to dispose in an orderly fashion of any securities received under these circumstances to the extent that such securities, together with other unmarketable securities, exceed 10% of that Portfolio's net assets.

         If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a Portfolio's total assets resulting from a change in portfolio value or assets will not constitute a violation of the percentage restrictions.


         The following investment restrictions apply to the following portfolios: Global Financial Services, Internet, Global Health Care, Global Socially Responsive, Mid-Cap Growth, Emerging Countries, Worldwide Growth and Total Return. These restrictions may not be changed without the affirmative vote of majority of the outstanding shares of the appropriate portfolio. Pending the outcome of a proxy vote, these investment restrictions will apply to all Portfolios.


         The investment objective of each Portfolio is a fundamental policy. In addition, the Portfolios may not:

         (1) Purchase the securities of any issuer if, as a result, a Portfolio would fail to be a diversified company within the meaning of the Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Portfolio may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions") (The Global Health Care Portfolio is not subject to this restriction).

         (2) Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of a Portfolio to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

         (3) Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Portfolio may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

         (4) Buy or sell physical commodities or contracts involving physical commodities. In accordance with each Portfolio's investment strategies as reflected in its prospectus and statement of additional information (collectively, the "Prospectus") a Portfolio may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Portfolio may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Portfolio's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

         (5) Purchase any security if as a result 25% or more of a Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         (6) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         The Portfolios may make loans, including loans of assets of the Portfolios, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with a Portfolio's investment objective.

         For purposes of Investment Restriction 1, a Portfolio will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Portfolio's total assets, (i) more than 5% of the Portfolio's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Portfolio would own more than 10% of the outstanding voting securities of any single issuer.

         For purposes of Investment Restriction 5, the Portfolios rely on the Bloomberg Economic Sectors Classification System in determining industry classification. The Portfolios' reliance on this classification system is not a fundamental policy of the Portfolios and, therefore, can be changed without shareholder approval.

         Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Portfolios' assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if a Portfolio's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Portfolio will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

     The following non-fundamental restrictions apply to the following portfolios: Global Financial Services, Internet, Global Health Care, Global Socially Responsive, Mid-Cap Growth, Emerging Countries, Worldwide Growth and Total Return.

The Portfolios may not:

         (1) Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and may make initial and maintenance margin deposits in connection with options and futures contracts options on futures as permitted by its investment program.

         (2) Make short sales of securities or maintain a short position, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (3) Purchase the securities of any other investment company except to the extent such purchases are permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (4) Invest in securities which are subject to legal or contractual restrictions on resale or are otherwise not readily salable, if at the time of acquisition more than 15% of a Portfolio's assets would be invested in such securities.

                               PORTFOLIO TURNOVER

         A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Portfolio's purchases or sales of securities
(excluding short-term securities) by the average market value of investments of that Portfolio. The Portfolio Managers intend to manage each Portfolio's assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Portfolio's current income available for distribution to its shareholders. Each of the Portfolios may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Portfolio Manager, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities. Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or mark-down of the price.

     The portfolio turnover rates of the Portfolios cannot be accurately predicted. Nevertheless, the portfolio turnover rates for the Growth, Equity Income, Global Socially Responsive, Capital Appreciation, Small Company Growth, Small Company Value and Growth and Income Portfolios are not expected to exceed 100%. The portfolio turnover rate of the Mid-Cap Growth, Emerging Countries, Worldwide Growth, High-Yield Bond and Total Return Portfolios are expected to exceed 100%. A 100% annual turnover rate would occur, for example, if all the securities in a Portfolio's investment portfolio were replaced once in a period of one year.

         During 2000, the portfolio turnover rate for the Multi-Cap Growth and Capital Appreciation Portfolios exceeded 100% because of their reduction in exposure to the technology sector.


                             MANAGEMENT OF THE TRUST

         The Trust's Board of Trustees has overall responsibility for the management of the Trust under the laws of Massachusetts governing the responsibilities of trustees of a Massachusetts business trust. In general, such responsibilities are comparable to those of directors of a Massachusetts business corporation. The Board of Trustees of the Trust has undertaken to monitor the Trust for the existence of any material irreconcilable conflict between the interests of variable annuity Contractholders and variable life insurance Contractholders and shall report any such conflict to the boards of MONY and MONY America. The Board of Directors of those companies have agreed to be responsible for reporting any potential or existing conflicts to Trustees of the Trust and, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts.

         The Trustees and officers of the Trust, and their principal occupations during the past five years, are set forth below. Trustees who are "interested persons", as defined in the 1940 Act, are denoted by an asterisk. As to their duties relative to the Trust, the address of each is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326-1022.

NAME, AGE AND POSITION WITH                PRINCIPAL OCCUPATION
THE TRUST                                  PAST FIVE YEARS
---------------------------                --------------------
Arthur T. Dietz (77)                       President, ATD Advisory Corp. since 1996; President and
Trustee                                    Chief Executive Officer, Strategic Portfolio Management, Inc.,
[Member of the Audit Committee]            1987-1995; Mills B. Lane Professor of Finance and Banking,
                                           Emory University, 1954-1988; Chairman, First Atlanta Investments,
                                           1998-present; Director, The Enterprise Group
                                           of Funds, Inc.

*Samuel J. Foti (49)                       President and Chief Operating Officer, MONY Life Insurance Company
Trustee                                    of New York ("MONY") since 1994; Executive Vice President, MONY (1991-1994);
                                           Trustee, MONY since 1993; Senior Vice President, MONY (1989 - 1991);
                                           Director, MONY Life Insurance Co. of America since 1989; Director, MONY
                                           Brokerage, Inc. since 1990; Director, MONY International Holdings, Inc.
                                           since 1994; Director, MONY Life Insurance Company of the Americas, Ltd.
                                           since 1994, Director, MONY Bank & Trust Co. of the Americas, Ltd. since
                                           1994; Director, Life Insurance Marketing and Research Associates, Chairman,
                                           Life Insurance Marketing and Research Associates; 1996 - 1997; Director, The
                                           Enterprise Group of Funds, Inc. Director, The American College.

Arthur Howell (82)                         Of Counsel, law firm of Alston & Bird, Atlanta, Georgia since
Trustee                                    1987; Chairman, Summit Industries, Inc. (manufacturer), President 1954-2000;
[Chairman of Audit Committee]              Chairman, Crescent Banking Co., Inc. from 1985-2000; Chairman Emeritus,
                                           2000-present; Chairman, Jonesheirs, Inc. (licensing entity), President
                                           1975-2000; Director, The Enterprise Group of Funds, Inc.

William A. Mitchell, Jr.(60)               Chairman/CEO, Carter & Associates (real estate
Trustee                                    development), Atlanta, Georgia since 1994; Director, John
                                           Wieland Homes (commercial residential builders) since 1992;
                                           Director, The Enterprise Group of Funds, Inc.

Lonnie H. Pope (67)                        Chief Executive Officer, Longleaf Industries, Inc.,
Trustee                                    (chemical manufacturing) (1996-present); formerly President
[Member of the Audit Committee]            and Chief Executive Officer of AFF, Inc. (aromatics manufacturing)
                                           from 1987 to 1998; Director, The Enterprise Group of Funds, Inc.

NAME, AGE AND POSITION WITH                PRINCIPAL OCCUPATION
THE TRUST                                  PAST FIVE YEARS
---------------------------                ---------------------
*Michael I. Roth (55)                      Chairman and Chief Executive Officer, Trustee MONY since
Trustee                                    1993; President and Chief Operating Officer, MONY
                                           1991-1993; President and Chief Operating Officer, MONY
                                           Life, 1991 to 1993; Director, MONY Life Insurance Company
                                           of America since 1991; 1740 Advisers, Inc. since 1992; MONY CS, Inc.
                                           since 1989; Executive Vice President and Chief Financial
                                           Officer, MONY 1989-1991; Executive Vice President and
                                           Chief Financial Officer, Primerica Corporation 1987; Executive
                                           Vice President, Primerica Corporation 1982-1987; Director,
                                           American Council of Life Insurance (ACLI); Director, The
                                           Life Insurance Council of New York; Director, Pitney
                                           Bowes, Inc.; Director, Promus Hotel Corporation; Director,
                                           Insurance Marketplace Standards Association; Director,
                                           Enterprise Foundation (a charitable foundation which
                                           develops housing and which is not affiliated with The
                                           Enterprise Group of Funds, Inc.); Director, Metropolitan
                                           Development Association of Syracuse and Central New York;
                                           Director, Lincoln Center for the Performing Arts
                                           Leadership Committee; Director, The Enterprise Group of
                                           Funds, Inc.

*Victor Ugolyn (53)                        Chairman, President and Chief Executive Officer, The
Trustee                                    Enterprise Group of Funds, Inc. since 1991; Chairman,
                                           President and Chief Executive Officer, Enterprise Capital
                                           Management, Inc. and Enterprise Fund Distributors, Inc. since
                                           1991; Chairman, President and Chief Executive Officer,
                                           Enterprise Accumulation Trust; Chairman, Enterprise
                                           International Group of Funds; Vice Chairman and Chief
                                           Marketing Officer, Value Line Securities, Inc. 1986-1991.

Catherine R. McClellan (45)                Secretary, The Enterprise Group of Funds, Inc. since
Secretary                                  1991; Senior Vice President, Secretary and Chief
                                           Counsel, Enterprise Capital Management, Inc. since
                                           1989; Senior Vice President, Secretary and Chief
                                           Counsel, Enterprise Fund Distributors, Inc. since
                                           1989.

Herbert M. Williamson (49)                 Assistant Secretary and Treasurer, The Enterprise Group of
Assistant Secretary, Treasurer             Funds, Inc., Enterprise Capital Management, Inc. and
                                           Enterprise Fund Distributors, Inc. since 1989.

Phillip G. Goff (37)                       Senior Vice President and Chief Financial Officer, Enterprise
                                           Fund Distributors, Inc., 2001 - present; Vice President and
                                           Chief Financial Officer, The Enterprise Group of Funds, Inc.
                                           and Enterprise Capital Management, Inc., 1995 - present;
                                           Enterprise Fund Distributors, Inc., 1995 - 2001; Audit
                                           Manager, Coopers & Lybrand LLP, 1991 - 1995.

* Messrs. Foti, Roth and Ugolyn are "interested persons" of the Trust, of the Advisor, and of the Distributor, as that term is defined in the Investment Act of 1940.

         Arthur T. Dietz, Arthur Howell and Lonnie H. Pope also serve on the Audit Committee of the Board of Trustees. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust's independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Arthur T. Dietz and Victor Ugolyn also serve on the Valuation Committee of the Board of Trustees.

         All officers of the Trust are officers of Enterprise Capital Management, Inc. and receive no salary or fee from the Trust. The Trustees, other than Messrs. Foti, Roth and Ugolyn will be paid an annual fee of $12,500 plus $625 for each Trustee's meeting attended and $625 for each committee meeting attended.

         The following sets forth compensation paid to each of the Trustees during 2000:

(1)                     (2)                     (3)                 (4)                      (5)
                                                Pension or                                    Total
                                                Retirement                                  Compensation
                                                 Benefits                                  from the Trust
                           Aggregate          Accrued as Part          Estimated           and Portfolio
                         Compensation          of Portfolio         Annual Benefits       Complex Paid to
     Name               From the Trust           Expenses           Upon Retirement          Trustees*
Arthur T. Dietz         $16,111                 None                None                     $36,250
Arthur Howell           $16,111                 None                None                     $35,625
William A.
Mitchell, Jr.           $14,861                 None                None                     $33,750
Lonnie H. Pope          $16,111                 None                None                     $36,250

* Each Trustee received fees for services as a Director of The Enterprise Group of Funds, Inc.

         At September 5, 2001, the officers and Trustees of the Trust as a group owned none of the Portfolios' outstanding shares.

         As of the date of this Statement of Additional Information, MONY and MONY America, its wholly-owned subsidiary, through their respective Variable Accounts, own all of the Trust's outstanding shares. The shares held by the Variable Accounts generally will be voted in accordance with instructions of Contractholders. Under certain circumstances, however, MONY and MONY America may vote independently of voting instructions received from

Contractholders. The Trust might nonetheless be deemed to be controlled by MONY and MONY America by virtue of the definitions contained in the 1940 Act although the Trust disclaims such control.


                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreement

         The Trust, on behalf of each Portfolio, has entered into an Investment Advisory Agreement (the "Advisor's Agreement") with Enterprise Capital Management, Inc. (the "Advisor") which, in turn, has entered into Portfolio Manager's Agreements with each of the Portfolio Managers. The Advisor is a subsidiary of MONY Life Insurance Company ("MONY"), one of the nation's largest insurance companies and a subsidiary of The MONY Group Inc. The Advisor was incorporated in 1986. The Advisor's address is 3343 Peachtree Road, Suite 450, Atlanta, Georgia 30326. Victor Ugolyn, who is President of the Trust, is also Chairman of the Board and President of the Advisor. Both the Trust and Advisor have adopted codes of Ethics.

         The Advisor's Agreement obligates the Advisor to provide investment advisory services to the Portfolios, to furnish the Trust with certain administrative, clerical, bookkeeping and statistical services, office space and facilities, and to pay the compensation of the officers of the Trust. Each Portfolio pays all other expenses incurred in its operation, including redemption expenses, expenses of portfolio transactions, shareholder servicing costs, mailing costs, expenses of registering the shares under federal and state securities laws, accounting and pricing costs (including the daily calculation of net asset value and daily dividends), interest, certain taxes, legal services, auditing services, charges of the custodian and transfer agent, and other expenses attributable to an individual account. Each Portfolio also pays a portion of the Trust's general administrative expenses. These expenses are allocated to the Portfolios either on the basis of their asset size, on the basis of special needs of any Portfolio, or equally as is deemed appropriate. These expenses include expenses such as: director fees; state franchise taxes; custodial, transfer agent, brokerage, auditing and legal services; the printing of prospectuses, proxies, registration statements and shareholder reports sent to existing shareholders; expenses relating to bookkeeping, recording and determining the net asset value of shares; the expenses of qualification of a Portfolio's shares under the federal and state securities laws; and any other expenses properly payable by the Trust that are allocable to the respective Portfolios. Litigation costs, if any, may be directly allocable to the Portfolios or allocated on the basis of the size of the respective Portfolios. The Board of Trustees annually reviews allocation of expenses among the Portfolios and has been determined that this is an appropriate method of allocation of expenses.

         The total expenses of each Portfolio for the most recent fiscal year, expressed as a percentage of average daily net assets were as follows:

          PORTFOLIO                                TOTAL EXPENSES
          ---------                                --------------
          Growth                                         0.83%
          Growth and Income                              0.85%
          Equity                                         0.87%
          Equity Income                                  0.88%
          Capital Appreciation                           0.86%
          Multi-Cap Growth                               1.10%
          Small Company Growth                           1.11%
          Small Company Value                            0.89%
          Global Socially Responsive                      N/A
          Global Financial Services                       N/A
          International Growth                           1.04%
          Internet                                        N/A
          High-Yield Bond                                0.75%
          Balanced                                       0.95%
          Managed                                        0.82%
          Mid-Cap Growth                                  N/A
          Worldwide Growth                                N/A
          Emerging Countries                              N/A
          Global Health Care                              N/A
          Total Return


         The Advisor has advised the Trust that it will reimburse such portion of the fees due to it under the Advisor's Agreement as is necessary to assure, for the period commencing January 1, 2001, and ending no earlier than May 1, 2002, that expenses incurred by the Portfolios will not exceed the following percentages of average daily net assets: Total Return 0.65%; Global Socially Responsive 1.30%; Global Health Care 1.40%; Mid-Cap Growth 1.15%; Emerging Countries 1.80%; Worldwide Growth 1.40%; Growth 1.15%; Growth and Income 1.05%; Equity 1.15%; Equity Income 1.05%; Capital Appreciation 1.30%; Multi-Cap Growth 1.40%; Small Company Growth 1.40%; Small Company Value 1.30%; International Growth 1.55%; Global Financial Services 1.30%; Internet 1.45%; High-Yield Bond 0.85%; Balanced 0.95%; and Managed 1.05%. The Portfolio Managers have advised the Trust that they may assist in a portion of the above-referenced reimbursement from time to time.

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Advisor or the Portfolio Manager, as the case may be, is not liable for any act or omission in the course of, or in connection with, the rendition of services thereunder. The Agreement permits the Advisor to act as investment advisor for any other person or firm.

         The Advisor and the Trust have received an exemptive order from the Securities and Exchange Commission which permits the Trust to enter into or amend Portfolio Manager Agreements without obtaining Contractholder approval each time. On April 28, 1997,

Contractholders voted affirmatively to give the Trust this ongoing authority. With Board approval, the Advisor is permitted to employ new Portfolio Managers for the Portfolios, change the terms of the Portfolio Manager Agreements or enter into a new Agreement with that Portfolio Manager. Contractholders of a Portfolio continue to have the right to terminate the Portfolio Manager's Agreement for a Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio. Contractholders will be notified of any Portfolio Manager changes or other material amendments to Portfolio Manager Agreements that occur under these arrangements.


PORTFOLIO MANAGER ARRANGEMENTS


         Under the Portfolio Manager Agreements, the Portfolio Managers, subject to the oversight of the Advisor, are required to: (i) regularly provide investment advice and recommendations to the respective Portfolios of the Trust with respect to their investments, investment policies and the purchase and sale of securities; (ii) supervise continuously and determine the securities to be purchased or sold by the respective Portfolios of the Trust and the portion, if any, of the assets of these Portfolios of the Trust to be held uninvested; and
(iii) arrange for the purchase of securities and other investments by the respective Portfolios of the Trust and the sale of securities and other investments held by each of these Portfolios of the Trust. The following table sets forth certain information about the Portfolio Managers for each Portfolio.

PORTFOLIO                                   NAME AND CONTROL                 FEE PAID BY THE ADVISOR TO THE
                                         PERSONS OF THE PORTFOLIO         PORTFOLIO MANAGER ON AN ANNUAL BASIS
                                                 MANAGER               AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------
Growth Portfolio                      Montag & Caldwell, Inc.            0.30% for assets under management
                                      ("Montag & Caldwell") is an        up to $1 billion; 0.20% thereafter.
                                      indirect subsidiary of ABN
                                      AMRO.

Growth and Income Portfolio           Retirement System Investors        0.30% for assets under management
                                      Inc. is a subsidiary of            up to $100 million; 0.25% on the next
                                      Retirement System Group Inc.       $100 million; and 0.20% for assets
                                                                         greater than $200 million.

Equity Portfolio                       TCW Investment Management         0.40% for assets under management
                                       Company is a wholly owned         up to $1 billion and 0.30% thereafter.
                                       subsidiary of TCW Management
                                       Company, a Nevada Corporation,
                                       whose direct and indirect
                                       subsidiaries, including
                                       Trust Company of the West
                                       and TCW Asset Management
                                       Company, provide a variety
                                       of trust, investment
                                       management and investment
                                       advisory services.

PORTFOLIO                                  NAME AND CONTROL              FEE PAID BY THE ADVISOR TO THE
                                       PERSONS OF THE PORTFOLIO     PORTFOLIO MANAGER ON AN ANNUAL BASIS AS A
                                               MANAGER                PERCENTAGE OF AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------------------------------------
Equity Income Portfolio               1740 Advisers, Inc. is a         0.30% for assets under management
                                      subsidiary of MONY.              up to $100 million; 0.25% on the next
                                                                       $100 million; and 0.20% thereafter.

Capital Appreciation Portfolio        Marsico Capital Management,      0.50% for assets under management
                                      LLC is an indirect subsidiary    up to $100 million; 0.45% for assets
                                      of Bank of America Corp.         under management for the next $100
                                                                       million; 0.35% for assets greater than
                                                                       $200 million up to $300 million and
                                                                       0.30% thereafter.

Multi-Cap Growth Portfolio            Fred Alger Management, Inc.      0.40% for assets under management.
                                      ("Alger") is owned by its
                                      employees.

Small Company Growth                  William D. Witter, Inc.          0.65% for assets under management
Portfolio                             is owned by its employees.       up to $50 million; 0.55% for assets
                                                                       under management for the next $50
                                                                       million; and 0.45% for assets
                                                                       thereafter.

Small Company Value Portfolio         GAMCO Investors, Inc. is a       0.40% for assets under management
                                      wholly owned subsidiary of       up to $1 billion and 0.30% thereafter.
                                      Gabelli Asset Management Inc.

International Growth Portfolio        Vontobel USA Inc.                0.40% for assets under management
                                      is a wholly-owned                up to $100 million; 0.35% for assets
                                      subsidiary of Bank J.            under management from $100 million
                                      Vontobel of Zurich,              to $200 million; 0.30% for assets
                                      Switzerland.                     from $200 million to $500
                                                                       million and 0.25% for assets greater
                                                                       than $500 million.

Global Socially Responsive            Rockefeller & Co., Inc.          0.45% for assets up to $100,000,000;
Portfolio                             is a wholly-owned                0.40% for assets from $100,000,000 to
                                      subsidiary of Rockefeller        $200,000,000; 0.30% for assets over
                                      Financial Services, Inc.,        $200,000,000.
                                      which is in turn owned by
                                      or for the benefit of the
                                      Rockefeller family through
                                      the Rockefeller Trust.

Global Financial Services             Sanford C. Bernstein &           0.50% for assets up to $100 million;
Portfolio                             Co., LLC ("Sanford               0.40% for assets from $100 million to
                                      Bernstein") is an indirect       $300 million; 0.30% for assets over
                                      wholly-owned subsidiary          $300 million.
                                      of Alliance Capital
                                      Management, L.P.

Internet Portfolio                    Alger is owned by its            0.40% for assets under management.
                                      employees.

Global Health Care Portfolio          Nicholas-Applegate               0.60% on the first $50 million;
                                      Capital Management               0.50% on the next $450 million;
                                      ("Nicholas-Applegate")           0.45% on the next $500 million;
                                      is a California                  0.425% thereafter.
                                      limited partnership and
                                      is a wholly-owned
                                      subsidiary of Allianz AG.

Mid-Cap Growth Portfolio              Nicholas-Applegate is a          0.4375% on the first $50 million;
                                      California limited               0.375% on the next $450 million;
                                      partnership and is a             0.3375% on the next $500 million;
                                      wholly-owned subsidiary          0.325% thereafter.
                                      of Allianz AG.

Emerging Countries Portfolio          Nicholas-Applegate is a          0.6875% on the first $50 million;
                                      California limited               0.6250% thereafter.
                                      partnership and is a
                                      wholly-owned subsidiary
                                      of Allianz AG.

Worldwide Growth Portfolio            Nicholas-Applegate is a          0.5375% on the first $50 million;
                                      California limited               0.50% on the next $450 million;
                                      partnership and is a             0.45% on the next $500 million;
                                      wholly-owned subsidiary          0.425% thereafter.
                                      of Allianz AG.



                                                                            FEE PAID BY THE ADVISOR TO THE
PORTFOLIO                                 NAME AND CONTROL                PORTFOLIO MANAGER ON AN ANNUAL BASIS
                                      PERSONS OF THE PORTFOLIO                AS A PERCENTAGE OF AVERAGE
                                               MANAGER                             DAILY NET ASSETS
--------------------------------------------------------------------------------------------------------------------
High-Yield Bond Portfolio             Caywood-Scholl Capital           0.30% for assets under management
                                      Management is a                  up to $100 million and 0.25%
                                      wholly-owned subsidiary          thereafter.
                                      of RCM Global Investors LLC,
                                      an affiliate of Dresdner Bank
                                      AG, which has entered into an
                                      agreement to merge with
                                      Alliance AG.

Balanced Portfolio                    Montag & Caldwell is an          0.30% for assets under management up
                                      indirect subsidiary of           to $100,000,000; 0.25% for assets from
                                      ABN AMRO                         $100,000,000 to $200,000,000; and
                                                                       0.20% for assets greater than
                                                                       $200,000,000.

Managed Portfolio                     Wellington Management            0.40% for assets under management
                                      Company, LLP                     up to $500 million; 0.35% of the next $500
                                      is owned by its partners.        million; 0.30% of the next $1 billion; and
                                                                       0.25% in excess of $2 billion.

                                      Sanford Bernstein is an          0.40% for assets under management up to
                                      indirect wholly-owned            $10 million; 0.30% for assets from $10 million
                                      subsidiary of Alliance           up to $50 million; 0.20% for assets from $50
                                      Capital Management, L.P.         million up to $100 million; and 0.10% for
                                                                       assets in excess of $100 million.

Total Return Portfolio                Pacific Investment               0.25% for assets under management.
                                      Management Company is an
                                      indirect subsidiary of
                                      Allianz AG.

         The tables below sets forth the 2000, 1999 and 1998 breakdown by Portfolio of (1) the investment advisory fee paid to the Advisor, (2) the percentage of the investment advisory fee to be paid by the Advisor to the Portfolio Manager, (3) the fund management fee paid by the Advisor to the Portfolio Manager, (4) the net advisory fee left to the Advisor after payment of the Portfolio management fee, and (5) the amount of the expense reimbursement paid by the Advisor to the Portfolio.


                                                             2000
Portfolio                           (1)            (2)     (3)            (4)             (5)
---------                           ---            ---     ---            ---             ---
Growth                               $2,155,018    40.00%  $  862,007     $ 1,293,011     0
Growth and Income                     1,039,755    38.11%     396,206         643,549     0
Equity                                4,549,382    50.99%   2,319,670       2,229,712     0
Equity Income                           211,268    40.00%      84,508         126,760     0
Capital Appreciation                    458,443    60.00%     275,066         183,377     0
Multi-Cap Growth                      1,278,938    40.00%     511,575         767,363     0
Small Company Growth                    599,106    62.70%     375,668         223,438     0
Small Company Value                   3,150,200    50.09%   1,578,012       1,572,188     0
International Growth                  1,021,374    46.07%     470,513         550,861     0
Managed                              12,792,086    34.79%   4,450,128       8,341,958     0
Balanced                                103,984    40.00%      41,594          62,390     0
High-Yield Bond                         573,162    49.89%     285,952         287,210     0



                                                             1999
Portfolio                           (1)            (2)     (3)            (4)             (5)
---------                           ---            ---     ---            ---             ---
Growth                              $   803,715    37.74%  $  303,284     $   500,431     $     0
Growth and Income                       254,121    39.99%     101,624         152,497           0
Equity                                4,795,026    51.11%   2,450,680       2,344,346           0
Equity Income                           100,472    40.00%      40,189          60,283      20,025
Capital Appreciation                     93,033    64.32%      59,842          33,191           0
Multi-Cap Growth                         62,958    40.00%      25,183          37,775       7,249
Small Company Growth                     70,898    65.00%      46,084          24,814      10,339
Small Company Value                   3,455,816    50.25%   1,736,438       1,719,378           0
International Growth                    854,890    48.34%     413,284         441,606           0
High-Yield Bond                         706,221    48.75%     344,259         361,962           0
Balanced                                 14,927    39.99%       5,970           8,957      18,765
Managed                              18,815,456    43.05%   8,100,208      10,715,248           0


                                                             1998
Portfolio                           (1)            (2)     (3)            (4)             (5)
---------                           ---            ---     ---            ---             ---
Growth                              $       471    40%     $      188     $      283      $15,176
Equity                                4,523,391    51%      2,305,888      2,217,503            0
Growth and Income                           193    40%             77            116       15,350
Equity Income                               176    40%             70            105       15,357
Capital Appreciation                        184    67%            122             61       15,292
Small Company Growth                        259    65%            168             90       15,324
Small Company Value                   3,204,761    50%      1,607,480      1,597,281            0
International Growth                    730,659    53%        386,819        343,839            0
High-Yield Bond                         520,951    50%        260,455        260,496            0
Managed                              20,174,424    45%      8,990,865     11,183,559            0

          PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

PURCHASE OF SHARES

         Investments in the Portfolio may be made only by the Variable Accounts. Persons desiring to purchase Contracts funded by any Portfolio or Portfolios of the Trust should also read the prospectus of the Contract(s).

         Shares of each Portfolio of the Trust are offered to the Variable Accounts without sales charge at the respective net asset values of the Portfolios next determined after receipt by the Trust of the purchase payment in the manner set forth below under "Determination of Net Asset Value." Certificates representing shares of the Trust or any of its Portfolios will not be physically issued. Enterprise Fund Distributors, Inc. (the "Distributor") acts without remuneration from the Trust as the exclusive distributor of the Trust's shares. The principal executive office of the Distributor is located at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326-1022.

REDEMPTION OF SHARES

         Shares of any Portfolio of the Trust can be redeemed by the Variable Accounts at any time for cash, at the net asset value next determined after receipt of the redemption request in proper form. The market value of the securities in each of the Portfolios is subject to daily fluctuation and the net asset value of each Portfolio's shares will fluctuate accordingly. The redemption value of the Portfolio's shares may be either more or less than the original cost to the Variable Account. Payment for redeemed shares is ordinarily made within seven days after receipt by the Trust's transfer agent of redemption instructions in proper form. The redemption privilege may be suspended or payment may be postponed for more than seven days during any period when: (1) the NYSE is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the Securities and Exchange Commission; (2) an emergency, as defined by the Securities and Exchange Commission, exists making trading of Portfolio securities or valuation of net assets not reasonably practicable; (3) the Securities and Exchange Commission has by order permitted such suspension or delay.

Determination of Net Asset Value

         The Portfolios calculate a share's net asset value by dividing the net assets of the Portfolio by the number of shares then outstanding of such Portfolio. The net asset value of each Portfolio's shares is determined once daily as of the close of the NYSE on each day on which the NYSE is open for trading. Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price on the exchange on which the security is primarily traded. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under the supervision of, the Board of Trustees. The Portfolios may own securities that are primarily listed on foreign exchanges which trade on Saturday or other customary United States national business holidays. If the Portfolios do not price their securities on these days, their net asset values may be significantly affected on days when investors have no access to the Portfolios. The net asset value per share is effective as of the time of computation.




                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Each Portfolio Manager selects the brokerage firms which complete portfolio transactions for that Portfolio, subject to the overall direction and review of the Advisor and the Board of Trustees of the Trust. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers include a spread between the bid and asked prices. The Trust seeks to obtain prompt execution of orders at the most favorable net price.

         The initial criterion which must be met by any Portfolio Manager in selecting brokers and dealers to effect securities transactions for a Portfolio is whether such brokers and dealers can obtain the most favorable combination of price and execution for the transaction. This does not mean that the execution decision must be based solely on whether the lowest possible commission costs may be obtained. In seeking to achieve the best combination of price and execution, the Portfolio Managers evaluate the overall quality and reliability of broker-dealers and the service they provide, including their general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and financial condition.

         Transactions may be directed to brokers or dealers in return for their brokerage and research services, which are intangible and on which no dollar value can be placed, furnished to the Trust, the Advisor, and the respective Portfolio Managers, or those firms who agree to pay certain of the Trust's expenses, including certain custodial and transfer agent services, and, consistent with the National Association of Securities Dealers, Inc. Conduct Rules, those firms which have been active in selling shares of the Trust. There is no formula for such allocation. The research information may or may not be useful to the Trust and/or other accounts of the Portfolio Managers; information received in connection with directed orders of other accounts managed by the Portfolio Managers or its affiliates may or may not be useful to the Trust. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Portfolio Managers, to make available additional views for consideration and comparison, and to enable the Portfolio Managers to obtain market information for the valuation of securities held by the Trust. Portfolio Managers may execute brokerage transactions through affiliated broker/dealers, subject to compliance with applicable requirements of the federal securities laws.

         Sales of shares of the Trust, subject to applicable rules covering the Distributor's activities in this area, will also be considered as a factor in the direction of the Trust transactions to brokers and dealers, but only in conformity with the price, execution, and other considerations and practices discussed above.

         It is the practice of the Portfolio Managers to cause purchase or sale transactions to be allocated among the Portfolios and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Trust and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing each Portfolio and other client accounts. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Portfolio Managers or an affiliate are combined, which in some cases could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio is concerned. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for such account.

         The following table sets forth the amounts of the brokerage commissions paid to the broker-dealers by each Portfolio for the fiscal years ended December 31, 2000, 1999 and 1998.

----------------------------------------------------------------------------------------------------------------------------
                                                          2000
----------------------------------------------------------------------------------------------------------------------------
                                                                          Brokerage                 Brokerage Commissions
                                                                      Commission Paid to          Paid to Affiliated Broker-
                             Aggregate                                Affiliated Broker-          Dealer as a Percentage of
                             Brokerage            Brokerage        Dealers as a Percentage        the Portfolio's Aggregate
                          on Transactions     Commissions Paid       of the Portfolio's                Dollar Amount of
                         in the Portfolio's     To Affiliated            Aggregate                  Transactions Involving
Portfolio                    Securities         Broker-Dealers        Commission Paid               Brokerage Commissions
----------------------------------------------------------------------------------------------------------------------------
Growth                        344,314.00           11,897.00               3.46%                           0.00%
Growth and Income              76,636.00                  --               0.00%                           0.00%
Equity                        351,702.00            6,875.00               1.95%                           0.00%
Equity Income                  28,333.00              960.00               3.39%                           0.00%
Capital Appreciation           98,881.00            9,945.00              10.06%                           0.01%
Small Company Growth           71,545.00            2,274.00               3.18%                           0.01%
Small Company Value           514,953.00          434,608.00              84.40%                           0.17%
International Growth          439,272.00                  --               0.00%                           0.00%
High-Yield Bond                    53.00                  --               0.00%                           0.00%
Managed                     1,422,540.00          480,459.00              33.77%                           0.04%
Multi-Cap Growth              173,403.00          173,200.00              99.88%                           0.10%
Balanced                       12,987.00              425.00               3.27%                           0.00%

--------------------------------------------------------------------------------------------------------------------
                                                       1999
--------------------------------------------------------------------------------------------------------------------
                                                                 Brokerage                Brokerage Commissions
                      Aggregate                                  Commissions Paid to      Paid to Affiliated Broker-
                      Brokerage                                  Affiliated Broker-       Dealers as a Percentage of
                      Commission Paid      Brokerage             Dealers as a Percentage  the Portfolio's Aggregate
                      on Transactions      Commissions Paid      of the Portfolio's       Dollar Amount of
                      in the Portfolio's   To Affiliated         Aggregate                Transactions Involving
Portfolio             Securities           Broker-Dealers        Commissions Paid         Brokerage Commissions
--------------------------------------------------------------------------------------------------------------------
Growth                       215,047.00           4,795.00                2.23%                    0.00%
Growth and Income             63,236.00                 --                0.00%                    0.00%
Equity                     1,735,243.00          29,540.00                1.70%                    0.00%
Equity Income                 33,538.00             944.00                2.81%                    0.00%
Capital Appreciation          35,498.00             500.00                1.41%                    0.00%
Small Company Growth          16,811.00                 --                0.00%                    0.00%
Small Company Value          313,463.00         267,327.00               85.28%                    0.18%
International Growth         355,084.09                 --                0.00%                    0.00%
High-Yield Bond                      --                 --                0.00%                    0.00%
Managed                    3,463,392.00         874,562.00               25.25%                    0.02%
Multi-Cap Growth              14,345.00          14,317.00               99.80%                    6.66%
Balanced                       6,179.00                 --                0.00%                    0.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      1998
--------------------------------------------------------------------------------------------------------------------
Growth                        1,133.                0.                        0%                        0%
--------------------------------------------------------------------------------------------------------------------
Growth and Income               387.                0.                        0%                        0%
--------------------------------------------------------------------------------------------------------------------
Equity                      416,690.           13,080.                        0%                        0%
--------------------------------------------------------------------------------------------------------------------
Equity Income                   378.                0.                     3.14%                     .004%
--------------------------------------------------------------------------------------------------------------------
Capital Appreciation            128.                0.                        0%                        0%
--------------------------------------------------------------------------------------------------------------------
Small Company
Growth                          347.                0.                        0%                        0%
--------------------------------------------------------------------------------------------------------------------
Small Company
Value                       470,442.                0.                        0%                        0%
--------------------------------------------------------------------------------------------------------------------
International Growth        254,852.                0.                        0%                        0%
--------------------------------------------------------------------------------------------------------------------
High-Yield Bond                  19.                0.                        0%                        0%
--------------------------------------------------------------------------------------------------------------------
Managed                   2,419,897.           47,474.                     1.96%                    0.002%
--------------------------------------------------------------------------------------------------------------------

                             PERFORMANCE COMPARISONS

         The average annual total return for the year ended December 31, 2000, for the five-year period ended December 31, 2000, and the period from inception through December 31, 2000, is shown in the following table:

AVERAGE ANNUAL TOTAL RETURN


------------------------------------------------------------------------------------------------
                                 FOR THE YEAR            FOR THE FIVE
                                     ENDED                YEARS ENDED            FOR THE PERIOD
                                 DECEMBER 31,            DECEMBER 31,            FROM INCEPTION
                                     2000                    2000                TO DECEMBER 31,
     PORTFOLIO                   (ONE YEAR)             (FIVE YEARS)              2000(1)(2)
------------------------------------------------------------------------------------------------
Growth                             (7.79%)                                            9.58%
Growth and Income                   0.91%                                            11.02%
Equity                             (5.18%)                 13.66%                    14.82%
Equity Income                       6.45%                                             6.74%
Capital Appreciation              (13.82%)                                           21.14%
Small Company Growth                1.90%                                            30.20%
Small Company Value                 2.52%                  17.47%                    15.33%
International Growth              (17.21%)                  9.89%                    10.27%
High-Yield Bond                    (2.52%)                  6.08%                     7.69%
Managed                             1.46%                  12.95%                    17.05%
Balanced                           (0.49%)                                            2.37%
Multi-Cap Growth                  (30.59%)                                           62.30%

(1) Reflects waiver of advisory fees and assumption of other expenses by the Portfolio Manager in its previous role as Investment Advisor. Without such waivers and assumptions, the average annual total return during the period would have been lower.

(2) The date of inception of the Equity, Small Company Value and Managed Portfolios is August 1, 1988. The date of inception of the High-Yield Bond and International Growth Portfolios is November 18, 1994. The date of inception of the Growth, Growth and Income, Capital Appreciation, Equity Income and Small Company Growth Portfolios is November 17, 1998.

         Average annual total return is calculated by finding the average annual compounded rates of return over the one, five and since inception periods that would equate the initial amount invested to the ending redemption value according to the following formula:

                                       P(1+T)(N) = ERV

Where:            P     =  a hypothetical initial payment of $10,000
                  T     =  average annual total return
                  N     =  number of years
                  ERV   =  ending redeemable value of hypothetical $10,000
                           payment made at the beginning of the one, five and since inception periods at the end of the one, five and since inception periods.

         For the Equity, Small Company Value, Growth, Growth and Income, Small Company Growth, Capital Appreciation, Multi-Cap Growth, Internet, Global Financial Services, Equity Income, International Growth and Global Socially Responsive Portfolios and for the equity securities of the Balanced and Managed Portfolios, net investment income is the net of the dividends accrued (1/360 of the stated dividend rate multiplied by the number of days the particular security is in the Portfolio) on all equity securities during the 30-day period and expenses accrued for the period. It does not reflect capital gains or losses. Net investment income is the net of accrued interest earned on debt obligations held by each Portfolio and expenses accrued for the period. Accrued interest is determined by (i) computing the yield to maturity based on the market value of each obligation held in the corresponding Portfolio and on the day before the beginning of the period with respect to debt obligations held by the Equity, Managed, International Growth, Growth, Growth and Income, Small Company Growth, Capital Appreciation, Equity Income, Multi-Cap Growth, Internet, Global Financial Services and Small Company Value and Global Socially Responsive Portfolios (or as to obligations purchased during that 30-day period, based on the purchase price plus accrued interest); (ii) dividing the yield to maturity for each obligation by 360; (iii) multiplying that quotient by the market value of each obligation (including actual accrued interest) for each day of the subsequent 30-day month that the obligation is in the Portfolio; and (iv) totaling the interest on each obligation. Discount or premium amortization is recomputed at the beginning of each 30-day period and with respect to discount and premium on mortgage or other receivables-backed obligations subject to monthly payment of principal and interest; discount and premium is not amortized on the remaining security. Gain or loss attributable to actual monthly paydowns is reflected as an increase or decrease in interest income during that period.

         The yield shown reflects deductions for all charges, expenses and fees of the Trust. The table does not reflect charges and deductions which are, or may be, imposed under the Contracts. Yield is calculated by dividing net investment income of a Portfolio per share earned during a 30 day period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[(a-b/cd+1)(6)-1]

Where:      a     =    dividends and interest earned during the period.
            b     =    expenses accrued for the period (net of reimbursements).
            c     =    the average daily number of shares outstanding during the
                       period that were entitled to receive dividends.
            d     =    the maximum offer price per share on the last day of
                       the period.

         From time to time, the performance of one or more of the Portfolios may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Portfolio reflects the results of that Portfolio of the Trust and recurring charges and deductions borne by or imposed on the Portfolio. As the performance for any Portfolio does not include charges and deductions under the Contracts, comparisons with other Portfolios used in connection with different variable accounts may not be useful. Set forth below for each Portfolio is the manner in which the data contained in such advertisements will be calculated.

         The performance data for these Portfolios will reflect the "yield" and "total return". The "yield" of each of these Portfolios refers to the income generated by an investment in that Portfolio over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Portfolio. The value of each Portfolio is the average daily number of shares outstanding multiplied by the net asset value per share on the last day of the period. "Total Return" for each of these Portfolios refers to the value a Shareholder would receive on the date indicated if a $10,000 investment had been made the indicated number of years ago. It reflects historical investment results less charges and deductions of the Portfolio.

         In addition, reference in advertisements may be made to various indices, including, without limitation, the S&P 500 Composite Stock Price Index, the Russell 2000 and the Lehman

Brothers Corporate/Government Index, and various rankings by independent evaluators such as Morningstar and Lipper, Inc. in order to provide the reader a basis for comparison.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         The dividend policies of the Portfolios are discussed in the Prospectus. In computing interest income, the Portfolios will amortize any discount or premium resulting from the purchase of debt securities except for mortgage- or other receivables-backed obligations subject to monthly payment of principal and interest.

         Each Portfolio is qualified and intends to remain qualified and elect to be treated as a regulated investment company under Subchapter M of the IRC. To remain qualified as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income from the sales or other disposition of securities, dividends, interest, proceeds from loans of stocks or securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the Portfolio's total assets is represented by cash, government securities and other securities limited in respect of any one issuer to 5% of the Portfolio's total assets and to not more than 10% of the voting securities of any one issuer (other than government securities) and (ii) not more than 25% of the Portfolio's total assets is invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer.

         Each Portfolio will comply with asset diversification regulations prescribed by the U.S. Treasury Department under the IRC. In general, these regulations effectively provide that, as of the end of each calendar quarter or within 30 days thereafter, no more that 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. There are also alternative diversification tests that may be satisfied by the Portfolio under the regulation. Each Portfolio intends to comply with the diversification regulations. If a Portfolio fails to comply with these regulations, the contracts invested in that Portfolio will not be treated as annuity, endowment or life insurance contracts under the IRC.

         Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio's assets to be invested in various countries is not known. A Portfolio's returns will be reduced by the amount of any such foreign taxes. Contractholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.


                             ADDITIONAL INFORMATION

         Description of the Trust. The Trust is organized as a Massachusetts business trust. Under Massachusetts law shareholders could, in certain circumstances, be held personally liable as partners for Trust obligations. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each instrument entered into or executed by the Trust. The Declaration of Trust also provides for indemnification out of the Trust's property for any shareholder held personally liable for any Trust obligation. Thus, the risk of loss to a shareholder from being held personally liable for obligations of the Trust is limited to the unlikely circumstance in which the Portfolio itself would be unable to meet its obligations.

         It is not contemplated that regular annual meetings of shareholders will be held. Shareholders have the right, upon the declaration in writing or vote of a majority of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of the shareholders to vote on the removal of a Trustee upon written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of the Trust's outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Trust's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

         Possible Additional Trust Series. If additional Portfolios are created by the Board of Trustees, shareholders of each such Portfolio will be entitled to vote as a class only to the extent permitted by the Act (see below) or as permitted by the Board of Trustees. Income and operating expenses would be allocated fairly among two or more Portfolios by the Board of Trustees.

         Under Rule 18f-2 under the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of independent accountants. The Rule contains special provisions for cases in which an advisory agreement is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

         Organization of the Trust. When issued, shares are fully paid and have no preemptive, conversion or other subscription rights. The shares of beneficial interest of the Trust, $0.01 par value, are divided into eleven separate series. The shares of each series are freely-transferrable and equal as to earnings, assets and voting privileges with all other shares of that series. Upon liquidation of the Trust or any Portfolio, shareholders of a Portfolio are entitled to share pro rata in the net assets of that Portfolio available for distribution to shareholders after all debt and expenses have been paid. The shares do not have cumulative voting rights.

         The Trust's Board of Trustees, whose responsibilities are comparable to those of directors of a Massachusetts corporation, is empowered to issue additional classes of shares, which classes may either be identical except as to dividends or may have separate assets and liabilities; classes having separate assets and liabilities are referred to as "series." The creation of additional series and offering of their shares (the proceeds of which would be invested in separate, independently managed Portfolios with distinct investment objectives, policies and restrictions) would not affect the interests of the current shareholders in the existing Portfolios.

         The assets received by the Trust on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Trust's books of account. The Trust's Board of Trustees has agreed to monitor the Trust transactions and management of each of the Portfolio's books of account and to consider and resolve any conflict that may arise. Direct expenses will be allocated to each Portfolio and general expenses of the Portfolio will be prorated by total net assets.

         Voting. For matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. For matters relating to all the Portfolios but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of the Investment Advisor Agreement or a Portfolio Manager Agreement, or a change in a fundamental policy are matters which require separate voting by each Portfolio. To the extent required by law, the Variable Accounts, which are the shareholders of the Portfolio, will vote the shares of the Trust, or any Portfolio of the Trust, held in the Variable Accounts in accordance with instructions from Contractholders, [as described under the caption "Voting Rights" in the accompanying Prospectus for the Contracts.] Shares for which no instructions are received from Contractholders, as well as shares which the Advisor or its parent, MONY, may own, will be voted in the same proportion as shares for which instructions are received. The Trust does not intend to hold annual meetings of shareholders. However, the Board of Trustees will call special meetings of shareholders for action by shareholder vote as may be requested in writing by holders of 10% or more of the outstanding shares of a Portfolio or as may be required by applicable laws or the Declaration of Trust pursuant to which the Trust has been organized.

                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

         State Street Bank and Trust Company ("State Street") whose address is P.O. Box 8505, Boston, Massachusetts, 02266-8505, has been retained to act as custodian of the assets of the Trust. The custodian is responsible for safeguarding and controlling the cash and securities of the Portfolios, handling the receipt and delivery of securities and collecting interest and dividends on the Portfolios' investments. State Street also acts as transfer agent and Shareholder Servicing Agent for the Trust.

                             INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, whose address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia PA 19103, has been retained to serve as the Trust's independent accountants. The independent accountants are responsible for auditing the annual financial statements of each Portfolio as well as other related services. PricewaterhouseCoopers LLP also serves as independent accountants for the Advisor and its affiliates.

                              FINANCIAL STATEMENTS


         The Trust's Annual Report dated December 31, 2001, which was filed with
the Securities & Exchange Commission on February   , 2002 (accession number    )
is hereby incorporated by reference into this Statement of Additional
Information.

                                   APPENDIX A

                      RATINGS OF CORPORATE DEBT SECURITIES


MOODY'S INVESTORS SERVICE, INC.  (1)

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

Baa Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this case.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

---------------------
(1) Moody's applies numerical modifiers, 1, 2 and 3 in generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION (2)

AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

A Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

BB, Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay
B, interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the
CCC, highest speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective
CC characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

----------------------
(2) Plus (+) or Minus (-): The ratings from AA to BB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                     PART C
                                OTHER INFORMATION

Item 23.  Exhibits.

         (a) (i) Registrant's Charter [Declaration of Trust]. Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on July 15, 1999.

                  (ii) Amendment to Charter [Declaration of Trust]. Incorporated by reference to Post-Effective Amendment No. 24 on Form N-1A (Reg. No. 33-21534), dated April 20, 2001.

         (b) By-Laws. Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on July 15, 1999.

         (c)      Not applicable.

         (d)      (i)      Investment Adviser's Agreement between Registrant
                           and Enterprise Capital Management, Inc. ("Enterprise
                           Capital"). Incorporated by reference Post-Effective
                           Amendment No. 24 on Form N-1A (reg. No. 33-21534), dated April 20, 2001.

                  (ii) Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital and Montag & Caldwell, Inc., as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed February 21, 2001.

                  (iii) Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital and Retirement Systems Investors Inc., as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 3, 1999.

                  (iv) Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital and TCW Investment Management Company, as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed April 27, 2000.

                  (v) Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital and 1740 Advisers, Inc., as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 3, 1999.

                  (vi) Portfolio Manager's Agreement among Enterprise Accumulation Trust. Enterprise Capital and Marsico Capital Management, LLC, as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed February 21, 2001.

                  (vii) Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital and William
                           D. Witter, Inc. as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 3, 1999.

                  (viii) Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital and GAMCO Investors, Inc. as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 3, 1999.

                  (ix) Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital and Vontobel USA Inc. as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 3, 1999.

                  (x) Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital and Sanford C. Bernstein & Co., Inc. as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 3, 1999.

                  (xi) Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital and Caywood-Scholl Capital Management as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 3, 1999.

                  (xii) Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital and Fred Alger Management, Inc. as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 28, 1999.

                  (xiii) Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital and Fred Alger Management, Inc. as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 28, 1999.

                  (xiv) Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital and Montag & Caldwell, Inc. as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed February 21, 2001.

                  (xv) Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Accumulation Trust, Enterprise Capital and OpCap Advisors, as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed April 27, 2000.

                  (xvi) Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Accumulation Trust, Enterprise Capital and Sanford C. Bernstein & Co., Inc., as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed February 21, 2001.

                  (xvii) Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital and Wellington Management Company, LLP, as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed February 21, 2001.

                  (xviii) Portfolio Manager's Agreement Among Enterprise Accumulation Trust Enterprise Capital and Nicholas-Applegate Capital Management, as sub-adviser. Incorporated by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed April 20, 2001.


                  (xviv) Portfolio Manager's Agreement among Enterprise Accumulation Trust, Enterprise Capital and Pacific Investment Management Company, LLC, as sub-adviser. Incorporated by reference to Post Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed October 31, 2001.


         (e) Distribution Agreement. Incorporated herein by reference to Post-Effective Amendment No. 19, to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on July
                  15, 1999.

         (f)      Not applicable.

         (g) Custody Agreement. Incorporated herein by reference to Post-Effective Amendment No. 19, to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on July
                  15, 1999.

         (h)      Inapplicable.


         (i) Opinion of Counsel, filed as Exhibit (i) to Post-Effective Amendment No. 27, dated March 1, 2002, to Registration Statement on Form N-1A (Reg. no. 33-21534), is incorporated.

         (j) Consent of PricewaterhouseCoopers LLP, is to be filed by amendment.


         (k)      Inapplicable.

         (l) Agreement Related to Initial Capital. Incorporated herein by reference to Post-Effective Amendment No. 19, to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on July 15, 1999.

         (m)      Inapplicable.

         (n)      Inapplicable.

         (o)      (i)    Inapplicable.

                  (ii) Powers of Attorney, Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 3, 1999.

         (p)      (i)    Code of Ethics - Enterprise Accumulation Trust,
                         Incorporated herein by reference to Post-Effective
                         Amendment No. 22 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on August 7,
                         2000.

         (p)      (ii)   Code of Ethics - Fred Alger Management, Inc. -
                         Incorporated herein by reference to Post-Effective
                         Amendment No. 23 to Registrant's Registration
                         Statement on Form N-1A (Reg. No. 33-21534), filed
                         February 21, 2001

         (p)      (iii)  Code of Ethics - Sanford C. Bernstein & Co., LLC -
                         Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed February 21, 2001

         (p)      (iv)   Code of Ethics - Nicholas-Applegate Capital Management
                         - Incorporated by reference to Post-Effective Amendment
                         No. 24 to Registrant's Registration Statement on Form
                         N-1A (Reg. No. 33-21534), filed April 20, 2001.

         (p)      (v)    Code of Ethics - William D. Witter, Inc. - Incorporated
                         herein by reference to Post-Effective Amendment No.
                         23 to Registrant's Registration Statement on
                         Form N-1A (Reg. No. 33-21534), filed February 21,
                         2001

         (p)      (vi)   Code of Ethics - GAMCO Investors, Inc. - Incorporated
                         herein by reference to Post-Effective Amendment No.
                         23 to Registrant's Registration Statement on
                         Form N-1A (Reg. No. 33-21534), filed February 21,
                         2001

         (p)      (vii)  Code of Ethics - Vontobel USA Inc. - Incorporated
                         herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on
                         Form N-1A (Reg. No. 33-21534), filed February 21,
                         2001

         (p)      (viii) Code of Ethics - Rockefeller & Co., Inc. - Incorporated
                         herein by reference to Post-Effective Amendment No.
                         23 to Registrant's Registration Statement on
                         Form N-1A (Reg. No. 33-21534), filed February 21,
                         2001

         (p)      (ix)   Code of Ethics - Montag & Caldwell, Inc. - Incorporated
                         herein by reference to Post-Effective Amendment No.
                         23 to Registrant's Registration Statement on
                         Form N-1A (Reg. No. 33-21534), filed February 21,
                         2001

         (p)      (x)    Code of Ethics - TCW Investment Management Company -
                         Incorporated  herein by reference to Post-Effective
                         Amendment No. 23 to Registrant's Registration
                         Statement on Form N-1A (Reg. No. 33-21534), filed
                         February 21, 2001

         (p)      (xi)   Code of Ethics - 1740 Advisers, Inc. - Incorporated
                         herein by reference to Post-Effective Amendment No.
                         23 to Registrant's Registration Statement on
                         Form N-1A (Reg. No. 33-21534), filed February 21,
                         2001

         (p)      (xii)  Code of Ethics - Retirement Systems Investors Inc. -
                         Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed February 21, 2001

         (p)      (xiii) Code of Ethics - Marisco Capital Management, LLC -
                         Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed February 21, 2001

         (p)      (xiv)  Code of Ethics - Wellington Management Company, LLP -
                         Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed February 21, 2001

         (p)      (xv)   Code of Ethics - MBIA Capital Management Corp. -
                         Incorporated herein by reference to Post-Effective
                         Amendment No. 23 to Registrant's Registration
                         Statement on Form N-1A (Reg. No. 33-21534), filed
                         February 21, 2001

         (p)      (xvi)  Code of Ethics - Caywood-Scholl Capital Management -
                         Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed February 21, 2001


         (p)      (xvii) Code of Ethics - Pacific Investment Management Company,
                         LLC - Incorporated by reference to Post-Effective Amendment No. 26 to Registrant's Registration
                         Statement on Form N-1A (Reg. No. 33-21534), filed December 13, 2001.



Item 24. Persons Controlled By or Under Common Control with Registrant.

              As of the date of this Post-Effective Amendment variable accounts of life insurance company affiliates of MONY Life Insurance Company ("MONY") owns all the outstanding shares of the registrant as described in the Registrant's Statement of Additional Information. Shares of the Registrant will be voted as directed by persons having interests in the respective Variable Accounts. Registrant might be deemed to be controlled by such insurance company affiliates of MONY although Registrant declaims such control.

         The Subsidiaries of MONY are as follows: MONY Realty Partners, Inc., MONY Funding, Inc., MONY CS, Inc., MONY Brokerage, Inc., MONY Credit Corporation, 1740 Advisers, Inc., MONY Securities Corporation, MONY Life Insurance Company of America, Enterprise Capital Management, Inc., 1740 Ventures, Inc., MONY International Holdings, Inc. Each subsidiary is wholly-owned.

Item 25. Indemnification.

         Reference is made to the provisions of Article Six of Registrant's Articles of Incorporation which is incorporated herein by reference to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (File No. 2-28097) filed on April 26, 1995.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provision or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser.

         See "Management of The Fund" in the Prospectus and "Investment Advisory and Other Services" in the Statement of Additional Information for information regarding the business and other connections of the Investment Adviser

         For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Enterprise Capital Management, Inc. reference is made to Part B of Post-Effective Amendment to the Registrant's Registration Statement and to the registration of Form ADV (File No. 801-27181) of Enterprise Capital Management, Inc. filed under the Investment Adviser Act of 1940, which is incorporated herein by reference.

         Nicholas-Applegate Capital Management; Fred Alger Management, Inc.; William D. Watter, Inc.; GAMCO Investors, Inc.; Marsico Capital Management, LLC; TCW Investment Management Company; 1740 Advisers, Inc; Montag & Coldwell, Inc.; Retirement System Investors, Inc.; Vontobel USA Inc.; Sanford C. Bernstein & Co., LLC; Rockefeller & Co., Inc.; Wellington Management Company; Caywood-Scholl Capital Management; MBIA Capital Management; and Pacific Investment Management Company, LLC.


                                                                       File No.
                                                                       --------


         Nicholas-Applegate Capital Management                         801-21442
         Fred Alger Management, Inc.                                   801-06709
         William D. Witter, Inc.                                       801-12695
         GAMCO Investors, Inc.                                         801-14132
         Marsico Capital Management, LLC.                              801-54914
         TCW Investment Management Company                             801-29075
         1740 Advisers, Inc.                                           801-08176
         Montag & Caldwell, Inc.                                       801-15398
         Retirement System Investors Inc.                              801-36893
         Vontobel USA Inc.                                             801-34910
         Sanford C. Bernstein & Co., LLC                               801-10488
         Rockefeller & Co., Inc.                                       801-15106
         Wellington Management Company, LLP                            801-15908
         Caywood-Scholl Capital Management                             801-26996
         Pacific Investment Management Company, LLC.                   801-48187

Item 27. Principal Underwriters.

         (a) Enterprise Fund Distributors, Inc. is the principal underwriter of the Portfolios' shares.

         (b) The information contained in the registration on Form BD of Enterprise Fund

                  Distributor's Inc. (File No. 8-8-815577), filed under the Securities Exchange Act of 1934, is incorporated herein by reference.

         (c)      Inapplicable.

Item 28. Location and Accounts and Records.

Entity                                  Function                                Address
------                                  --------                                -------

Enterprise Accumulation                 Registrant                              Atlanta Financial Center
Trust                                                                           3343 Peachtree Road, N.E.
                                                                                Suite 450
                                                                                Atlanta, GA 30326
Enterprise Capital                      Investment Adviser
Management, Inc.                                                                Same as above.

State Street Bank and Trust             Custodian                               One Heritage Drive
Company                                                                         The Joseph Palmer Building
                                                                                North Quincy, MA 02171



The records of the Fund Managers are kept at the following locations:



Mid-Cap Growth Portfolio                   Nicholas-Applegate Capital Management
                                           600 West Broadway
                                           San Diego, CA 92101

Multi-Cap Growth Portfolio                 Fred Alger Management, Inc.
                                           30 Montgomery St.
                                           Jersey City, NJ 07302

Small Company Growth Portfolio             William D. Witter, Inc.
                                           One Citicorp Center
                                           153 East 53rd Street
                                           New York, NY 10022

Small Company Value Portfolio              GAMCO Investors, Inc.
                                           One Corporate Center
                                           Rye, NY 10580

Capital Appreciation Portfolio             Marsico Capital Management, LLC
                                           1200 17th Street
                                           Suite 1300
                                           Denver, Colorado 80202

Equity Portfolio                           TCW Investment Management Company
                                           865 South Figueroa Street, Suite 1800
                                           Los Angeles, CA 90017

Equity Income Portfolio                    1740 Advisers, Inc.
                                           1740 Broadway
                                           New York, NY 10019

Growth Portfolio                           Montag & Caldwell, Inc.
                                           3455 Peachtree Road, N.E.
                                           Suite 1200
                                           Atlanta, GA 30326-3248

Growth & Income Portfolio                  Retirement Systems Investors Inc.
                                           2150 Post Road
                                           Fairfield, CT 06430

Emerging Countries Portfolio               Nicholas-Applegate Capital Management
                                           600 West Broadway
                                           San Diego, CA 92101

International Growth Portfolio             Vontobel USA Inc.
                                           450 Park Avenue
                                           New York, New York 10022

Worldwide Growth Portfolio                 Nicholas-Applegate Capital Management
                                           600 West Broadway
                                           San Diego, CA 92101

Global Financial Services Portfolio        Sanford C. Bernstein & Co., LLC
                                           1345 Avenue of the Americas
                                           New York, NY 10105

Global Health Care                         Nicholas-Applegate Capital Management
                                           600 West Broadway
                                           San Diego, CA 92101

Global Socially Responsive Portfolio       Rockefeller & Co., Inc.
                                           30 Rockefeller Plaza
                                           54th Floor
                                           New York, NY 10112

Internet Portfolio                         Fred Alger Management, Inc.
                                           30 Montgomery St.
                                           Jersey City, NJ 07302

Balanced Portfolio                         Montag & Caldwell, Inc.
                                           3455 Peachtree Road, N.E.
                                           Suite 1200
                                           Atlanta, GA 30326-3248

Managed Portfolio                          Wellington Management Company, LLP
                                           75 State Street
                                           Boston, MA 02109-1807

                                           Sanford C. Bernstein & Co., LLC
                                           1345 Avenue of the Americas
                                           New York, New York 10105

High-Yield Bond Portfolio                  Caywood-Scholl Capital Management
                                           4350 Executive Drive, Suite 125
                                           San Diego, CA 92121

Total Return Portfolio                     Pacific Investment Management
                                             Company, LLC
                                           840 Newport Center Drive, Fuite 30
                                           Newport Beach, California 92660


Item 29. Management Services.

         Inapplicable.

Item 30. Undertakings.

         Inapplicable.

================================================================================



                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 1st day of March 2002.


                                      ENTERPRISE ACCUMULATION TRUST

                                      By: /s/ Victor Ugolyn
                                         ---------------------------------------
                                         Victor Ugolyn
                                         Chairman, President and Chief Executive
                                         Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of the Registrant has been signed below by the following persons in the capacities and on the date indicated:



/s/ Victor Ugolyn
---------------------------------     Chairman, President and Chief            March 1, 2002
Victor Ugolyn                         Executive Officer

/s/ Phillip G. Goff
---------------------------------     Principal Financial and Accounting       March 1, 2002
Phillip G. Goff                       Officer

                *
---------------------------------
Arthur T. Dietz                       Director                                 March 1, 2002

                *
---------------------------------
Samuel J. Foti                        Director                                 March 1, 2002

                *
---------------------------------
Arthur Howell                         Director                                 March 1, 2002

                *
---------------------------------
Lonnie H. Pope                        Director                                 March 1, 2002

                *
---------------------------------
William A. Mitchell, Jr.              Director                                 March 1, 2002

                *
---------------------------------
Michael I. Roth                       Director                                 March 1, 2002

By: /s/ Catherine R. McClellan
   ------------------------------
         (Attorney-in-Fact)

                                [EXHIBIT INDEX]




Exhibit                        Description Number
-------                        ------------------
(i)             Opinion and Consent of Counsel.